                                                                   EXHIBIT 10(a)

THIS IS COUNTERPART NO. ____ OF 18 SERIALLY NUMBERED MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT THAT THIS DOCUMENT CONSTITUTES CHATTEL PAPER UNDER THE UNIFORM COMMERCIAL CODE, NO SECURITY INTEREST IN THIS DOCUMENT MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.

   ---------------------------------------------------------------------------

                           LEASE INTENDED AS SECURITY


                          Dated as of October 30, 1998


                                      among


                          CIRCUS CIRCUS LEASING, INC.,
                                    as Lessee

                        CIRCUS CIRCUS ENTERPRISES, INC.,
                                  as Guarantor

                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                                   as Trustee

                         BANK OF AMERICA NATIONAL TRUST
                            AND SAVINGS ASSOCIATION,
                    as Administrative Agent and Lead Arranger

                     SOCIETE GENERALE FINANCIAL CORPORATION,
                             as Documentation Agent

                                PNC LEASING CORP,
                              as Syndication Agent

                            THE BANK OF NOVA SCOTIA,
                                as Managing Agent

                                       and

                    THE PERSONS LISTED ON SCHEDULE I HERETO,
                            as Certificate Purchasers

--------------------------------------------------------------------------

                                TABLE OF CONTENTS
                                ------------------


                                                                                      Page
ARTICLE I     DEFINITIONS AND INTERPRETATION; ACCOUNTING TERMS..........................2

     1.1      Definitions and Interpretation............................................2
     1.2      Accounting Terms; Rounding...............................................27

ARTICLE II    EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL
              PROVISIONS...............................................................28

     2.1      Effectiveness of this Lease..............................................28
     2.2      Fundings; Payment of Purchase Price; Failure of a Certificate
                Purchaser to Fund......................................................31
     2.3      Application of Funds; Sale and Lease of Equipment........................33
     2.4      Time and Place of Delivery Dates.........................................34
     2.5      Postponement of Delivery Date............................................34
     2.6      Nature of Transaction....................................................35
     2.7      Replacements.............................................................35
     2.8      NO WARRANTY..............................................................35
     2.9      Legal and Tax Representation.............................................36
     2.10     Computations; Conclusive Determinations..................................37

ARTICLE III   CONDITIONS TO DELIVERY DATES.............................................37

     3.1      Delivery Date Notice; Invoices...........................................37
     3.2      Bill of Sale or Purchase Order Assignment................................38
     3.3      Lease Supplements........................................................38
     3.4      Financing Statements; Supplemental Searches; Consents and Waivers........38
     3.5      Payment of Impositions...................................................39
     3.6      No Casualty..............................................................39
     3.7      Representations and Warranties True; Absence of Defaults.................39
     3.8      Sublease Documents.......................................................39
     3.9      Consents and Approval....................................................40
     3.10     Insurance................................................................40
     3.11     Proceedings Satisfactory, etc............................................40
     3.12     Supplemental Appraisals..................................................41
     3.13     Further Assurances, etc..................................................41
     3.14     Transaction Costs........................................................41
     3.15     Reduction of Commitment - Guarantor Loan Agreement.......................41


                                      -i-

ARTICLE IV    LEASE TERM, RENT AND PAYMENT.............................................42

     4.1      Lease Term...............................................................42
     4.2      Lease Renewal............................................................42
     4.3      Rent Payments............................................................42
     4.4      Place and Manner of Payment..............................................42
     4.5      Net Lease................................................................43
     4.6      Overdue Amounts..........................................................43
     4.7      No Termination or Abatement..............................................44

ARTICLE V     POSSESSION, ASSIGNMENT, USE, MAINTENANCE AND
              SUBSTITUTION OF EQUIPMENT................................................44

     5.1      Possession and Use of Equipment; Compliance with Laws....................44
     5.2      Subleases and Assignments................................................44
     5.3      Maintenance..............................................................46
     5.4      Alterations, Modifications, etc..........................................47
     5.5      Optional Equipment Substitutions.........................................49
     5.6      Liens....................................................................50

ARTICLE VI    RISK OF LOSS; INSURANCE..................................................50

     6.1      Casualty.................................................................50
     6.2      Insurance Coverages......................................................53
     6.3      Insurance Certificates...................................................54

ARTICLE VII   INDEMNIFICATION..........................................................55

     7.1      General Indemnification..................................................55
     7.2      General Tax Indemnity....................................................57
     7.3      Excessive Use Indemnity..................................................59
     7.4      Claims Procedure.........................................................60
     7.5      Gross Up.................................................................61
     7.6      Increased Commitment Costs...............................................61
     7.7      Eurodollar Costs and Related Matters.....................................62

ARTICLE VIII  EVENTS OF DEFAULT; REMEDIES..............................................66

     8.1      Events of Default........................................................66
     8.2      Remedies.................................................................69
     8.3      Sale of Collateral.......................................................69
     8.4      Application of Proceeds..................................................70
     8.5      Right to Perform Obligations.............................................70


                                      -ii-


     8.6      Power of Attorney........................................................70
     8.7      Remedies Cumulative; Consents............................................71
     8.8      Reconveyance of Title....................................................71
     8.9      Purchase After Event of Default..........................................71

ARTICLE IX    FEES.....................................................................72

     9.1      Commitment Fees..........................................................72
     9.2      Facility Fees............................................................72
     9.3      Agency Fees..............................................................72
     9.4      Supplemental Fees........................................................72
     9.5      Compensation of Trustee..................................................73

ARTICLE X     DISTRIBUTIONS TO CERTIFICATE PURCHASERS..................................73

     10.1     Pro Rata Distribution....................................................73
     10.2     Timing of Distributions..................................................73

ARTICLE XI    LEASE TERMINATION........................................................73

     11.1     Lessee's Options.........................................................73
     11.2     Election of Options......................................................74
     11.3     Sale Option Procedures...................................................75
     11.4     Appraisal................................................................75
     11.5     Early Termination........................................................75
     11.6     Procedures for Purchase Option and Early Termination.....................76

ARTICLE XII   REPRESENTATIONS AND WARRANTIES...........................................76

     12.1     Representations and Warranties of Lessee.................................76
     12.2     Representations and Warranties of Certificate Purchasers.................82
     12.3     Representations and Warranties of Trustee................................84
     12.4     Representations and Warranties of Administrative Agent...................85

ARTICLE XIII  COVENANTS................................................................87

     13.1     Covenants of Lessee......................................................87
     13.2     Covenants of Guarantor...................................................91
     13.3     Covenants of Trustee.....................................................97
     13.4     Covenants of Certificate Purchasers......................................98
     13.5     Trust Agreement..........................................................98


                                      -iii-

ARTICLE XIV   ASSIGNMENT BY CERTIFICATE PURCHASERS; PARTICIPATIONS.....................99

     14.1     Assignments..............................................................99
     14.2     Participations..........................................................101
     14.3     Miscellaneous Provisions Regarding Assignments and Participations.......102

ARTICLE XV    OWNERSHIP AND GRANT OF SECURITY INTEREST................................103

     15.1     Grant of Security Interest..............................................103
     15.2     Retention of Proceeds...................................................103

ARTICLE XVI   RETURN OF EQUIPMENT.....................................................104

ARTICLE XVII  ADMINISTRATIVE AGENT....................................................104

     17.1     Authorization and Action................................................104
     17.2     Administrative Agent's Reliance, Etc....................................105
     17.3     Bank of America and Affiliates..........................................105
     17.4     Certificate Purchaser Credit Decision...................................106
     17.5     Indemnification.........................................................106
     17.6     Successor Administrative Agent..........................................107

ARTICLE XVIII MISCELLANEOUS...........................................................107

     18.1     Cumulative Remedies; No Waiver..........................................107
     18.2     Costs, Expenses and Taxes...............................................108
     18.3     Nature of Certificate Purchasers' Obligations...........................108
     18.4     Survival of Representations and Warranties..............................108
     18.5     Notices.................................................................109
     18.6     Execution of Operative Documents........................................109
     18.7     Confidentiality.........................................................109
     18.8     Integration.............................................................110
     18.9     Governing Law...........................................................110
     18.10    Severability of Provisions..............................................110
     18.11    Headings................................................................110
     18.12    Time of the Essence.....................................................111
     18.13    Gaming Boards...........................................................111
     18.14    Release of Lien.........................................................111
     18.15    Brokers.................................................................111
     18.16    Modification............................................................111
     18.17    Consideration for Consents to Waivers and Amendments....................112
     18.18    Sharing of Setoffs......................................................112


                                      -iv-

     18.19    Waiver of Right to Trial by Jury........................................113
     18.20    Purported Oral Amendments...............................................113
     18.21    Limitations.............................................................113

SCHEDULES

Schedule I             List of Certificate Purchasers and Commitments
Schedule II            Addresses for Payment and Other Communications to
                         Creditors
Schedule III           General Description of Categories of Equipment
Schedule IV            Filings and Recordings
Schedule V             Description of Purchase Contracts
Schedule VI            Capital Rent Amortization
Schedule VII           Disclosure Schedule

EXHIBITS

Exhibit A              Form of Assignment and Acceptance
Exhibit B              Form of Bill of Sale
Exhibit C              Form of Consent to Sublease Assignment
Exhibit D              Form of Delivery Date Notice
Exhibit E              Form of Guaranty
Exhibit F              Form of Lease Supplement
  Schedule I to
  Lease Supplement -   Description of Equipment and Purchase Price for Items of
                         Equipment
  Schedule II to
  Lease Supplement -   Aggregate Purchase Price and Capital Rent Payment
                         Schedule
Exhibit G-1            Form of Officer's Certificate of Guarantor
Exhibit G-2            Form of Officer's Certificate of Lessee
Exhibit G-3            Form of Officer's Certificate of Sublessee
Exhibit H-1            Form of Opinion of Special Counsel to Lessee, Guarantor
                         and Sublessees
Exhibit H-2            Form of Opinion of Special Nevada Counsel to Lessee,
                         Guarantor and Sublessees
Exhibit H-3            Form of Opinion of Special Counsel to Trustee
Exhibit I              Form of Purchase Order Assignment
Exhibit J-1            Form of Secretary's Certificate of Guarantor
Exhibit J-2            Form of Secretary's Certificate of Lessee
Exhibit J-3            Form of Secretary's Certificate of Sublessee
Exhibit K              Form of Sublease
Exhibit L              Form of Sublease Assignment
Exhibit M              Form of Trust Agreement

                           LEASE INTENDED AS SECURITY


         This LEASE INTENDED AS SECURITY (as amended and supplemented from time to time, this "LEASE") is entered into as of October 30, 1998 among: CIRCUS CIRCUS LEASING, INC., a Nevada corporation ("LESSEE"), with its principal office at 2880 Las Vegas Boulevard South, Las Vegas, Nevada 89109; CIRCUS CIRCUS ENTERPRISES, INC., a Nevada corporation ("GUARANTOR"); FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("FIRST SECURITY"), not in its individual capacity (EXCEPT as specifically set forth herein) but solely in its capacity as trustee under the Trust Agreement referred to below ("TRUSTEE"); the Persons listed in SCHEDULE I hereto as certificate purchasers (each individually a "Certificate Purchaser" and collectively the "CERTIFICATE PURCHASERS", PROVIDED that no such reference shall be deemed to refer to any Person who is not a holder of a Certificate at the date of determination, OTHER THAN for purposes of ARTICLE VII hereof); SOCIETE GENERALE FINANCIAL CORPORATION, as Documentation Agent; PNC LEASING CORP, as Syndication Agent; THE BANK OF NOVA SCOTIA, as Managing Agent; and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, not in its individual capacity (EXCEPT as otherwise expressly provided herein), but solely as Administrative Agent for the Certificate Purchasers and as Lead Arranger.


                                R E C I T A L S:

         WHEREAS, on each Delivery Date, Lessee or a Sublessee, as the case may be, will cause to be transferred to Trustee, for the benefit of the Certificate Purchasers, legal title to items of Equipment generally described on SCHEDULE III to this Lease, and Trustee, for the benefit of the Certificate Purchasers, will purchase such Equipment directly from the Vendors, Lessee or such Sublessee, as the case may be;

         WHEREAS, upon the transfer of title to the Equipment on each Delivery Date, Trustee, on behalf of the Certificate Purchasers, will lease such Equipment to Lessee and Lessee will lease such Equipment (on a "lease intended as security" basis) from Trustee, for the benefit of the Certificate Purchasers, pursuant to the terms of this Lease and one or more Lease Supplements, each such Lease Supplement being substantially in the form of EXHIBIT F hereto, upon the terms and conditions hereinafter set forth;

         WHEREAS, in connection with one or more Lease Supplements, Lessee may enter into a Sublease substantially in the form of EXHIBIT K to this Lease for the purpose of subleasing to a Sublessee (on a "true lease" basis) the Equipment described therein;

         WHEREAS, each Certificate Purchaser shall hold an undivided interest in the Equipment equal to such Certificate Purchaser's Investment Percentage, which interest shall be represented by a Certificate registered in such Certificate Purchaser's name; and

         WHEREAS, Lessee's obligation under the Operative Documents will be guaranteed by Guarantor pursuant to the terms of the Guaranty;

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:


                                    ARTICLE I
                DEFINITIONS AND INTERPRETATION; ACCOUNTING TERMS
                ------------------------------------------------

         1.1 DEFINITIONS AND INTERPRETATION. In this Lease and each other Operative Document, unless the context otherwise requires:

             (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

             (b) words importing the singular include the plural and vice versa;

             (c) words importing a gender include any gender;

             (d) a reference to a part, clause, section, article, exhibit or schedule is a reference to a part, clause, section and article of, and exhibit and schedule to, such Operative Document;

             (e) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws amending, supplementing, supplanting, varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

             (f) a reference to a document includes any amendment or supplement to, or replacement or novation of, that document;

             (g) a reference to a party to a document includes that party's successors and permitted assigns;

             (h) a reference to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of EJUSDEM GENERIS shall not be applicable to limit a general statement followed by or referable to an enumeration of specific matters to matters similar to those specifically mentioned; and

             (i) all Exhibits and Schedules to this Lease, either as originally existing or as the same may from time to time be supplemented, modified or amended, are incorporated herein by this reference. A matter disclosed on any Schedule shall be deemed disclosed on all Schedules.

         Further, each of the parties to the Operative Documents and their counsel have reviewed and revised the Operative Documents, or requested revisions thereto, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in construing and interpreting the Operative Documents.

         "ACCRUAL RENT" means, with respect to each Rent Period, an amount equal to interest accrued on the Lease Balance outstanding during such period at the Interest Rate.

         "ACTUAL KNOWLEDGE" means, (a) with respect to Lessee, Guarantor or any Sublessee, the actual knowledge of any Senior Officer of such Person, and (b) with respect to any other Person, the actual knowledge of any Responsible Official of such Person, in any such case, without any specific inquiry, and the term "Actual Knowledge" shall in no event include any knowledge of any other individual that is not a Senior Officer or Responsible Official, as applicable, if such knowledge is not shared by the applicable individual with such Senior Officer or Responsible Official, as the case may be.

         "ADMINISTRATIVE AGENT" means Bank of America, when acting in its capacity as Administrative Agent under any of the Operative Documents, or any successor Administrative Agent.

         "AFFECTED EQUIPMENT VALUE FRACTION" means, with respect to any item of Equipment, a fraction determined as of any Payment Date the numerator of which is the Purchase Price for such item and the denominator of which is the aggregate Purchase Price of all Equipment then subject to this Lease, including such item.

         "AFFILIATE" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (and the correlative terms, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise); PROVIDED that, in any event, any Person that owns, directly or indirectly, 10% or more of the securities having ordinary voting power for the election of directors or other governing body of a corporation that has more than 100 record holders of such securities, or 10% or more of the partnership or other ownership interests of any other Person that has more than 100 record holders of such interests, will be deemed to control such corporation or other Person.

         "AGENTS" means, collectively, those Persons listed in the preamble to this Lease as "Documentation Agent," "Syndication Agent," "Managing Agent" and "Administrative

Agent". No such Agent shall have any rights, duties or obligations under this Agreement or the other Operative Documents EXCEPT, in the case of Administrative Agent only, as specifically identified herein or therein.

         "AGGREGATE COMMITMENT Amount" means $200,000,000.

         "APPLICABLE LAWS" means all existing and future applicable laws (including Gaming Laws and Environmental Laws), rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of and interpretations by, any Governmental Agency, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to health, safety or the environment), to which Lessee or any Equipment is subject.

         "APPLICABLE PERCENTAGE" means, with respect to each Lease Supplement as of the end of the Base Term and each Renewal Term, the percentage set forth opposite each such date in Schedule II to such Lease Supplement.

         "APPLICABLE PERCENTAGE AMOUNT" means, as of any date of determination, the sum of the products obtained by multiplying the aggregate original Purchase Price of each item of Equipment then subject to this Lease by the Applicable Percentage set forth in Schedule II to the Lease Supplement covering such Equipment for the period in which such date occurs.

         "APPRAISAL" means each appraisal of all or any part of the Equipment from an Appraiser received pursuant to SECTIONS 2.1(g) and 3.12.

         "APPRAISED VALUE" means, with respect to any item of Equipment or System, as the case may be, as of any date of determination, the Fair Market Value of such item or System, as applicable, on the specified date set forth in the Appraisal therefor.

         "APPRAISER" means The Rice Group, or such other Person as may be selected by the Required Certificate Purchasers.

         "ASSIGNMENT AND ACCEPTANCE" is defined in Section 14.1.

         "AUTHORIZED TRUSTEE OFFICER" means any officer in the corporate trust administration department of Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or any other officer of Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "BANK OF AMERICA" means Bank of America National Trust and Savings Association, its successors and assigns.

         "BANKRUPTCY CODE" means the Bankruptcy Reform Act of 1978, as amended from time to time.

         "BASE RATE" means, for any day during any Rent Period, the rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the HIGHER OF (a) the Reference Rate in effect on such date (calculated on the basis of a year of 365 or 366 days and the actual number of days elapsed) and (b) the Federal Funds Rate in effect on such date (calculated on the basis of a year of 360 days and the actual number of days elapsed) PLUS 1/2 of 1% (50 basis points).

         "BASE RATE INVESTMENT" is defined in SECTION 7.7(a).

         "BASE TERM" is defined in SECTION 4.1.

         "BASIC RENT" is defined in SECTION 4.3.

         "BILL(S) OF SALE" is defined in SECTION 3.2.

         "BOARD OF DIRECTORS" means, with respect to a corporation, either the board of directors or any duly authorized committee of that board of directors which, pursuant to the by-laws of such corporation, has the same authority as that board of directors as to the matter at issue.

         "BUSINESS DAY" means (a) any Monday, Tuesday, Wednesday, Thursday or Friday OTHER THAN a day on which banks are authorized or required to be closed in California, Nevada, Utah or New York and (b) relative to the payment of Rent determined by reference to the Eurodollar Rate, any day which is a Business Day under CLAUSE (a) and is also a day on which dealings in Dollars are carried on in the Designated Eurodollar Market.

         "CAPITAL RENT" means, for each Payment Date during the Base Term and each Renewal Term, that portion of the installment of Basic Rent payable on such Payment Date designated as Capital Rent on Schedule II to each Lease Supplement.

         "CASUALTY" means as to an item of Equipment or System, as the case may be, an event or occurrence in which such item of Equipment or System, as applicable, is (a) lost, stolen, totally destroyed, irreparably damaged from any cause whatsoever, damaged beyond economic repair, or rendered permanently unfit for normal use for any reason whatsoever (OTHER THAN obsolescence), (b) damaged so as to result in an insurance settlement on the basis of a total loss or a constructive or compromised total loss or taken or requisitioned by Condemnation, or (c) as a result of any Applicable Laws or other action by any Governmental Agency, the use of such item of Equipment or System, as applicable, in the normal course of Lessee's (or any applicable Sublessee's) business shall have been prohibited, directly or indirectly, for a period equal to the lesser of one hundred eighty (180) consecutive days and the remaining Lease Term.

         "CASUALTY AMOUNT" means, with respect to any item of Equipment or System, as the case may be, as of any date specified for payment thereof, a portion of the Lease Balance equal to the product obtained by multiplying the entire outstanding Lease Balance by the Affected Equipment Value Fraction of such item or System, as applicable, PLUS all accrued and unpaid Accrual Rent accrued on such portion of the Lease Balance to the date of payment, PLUS all Supplemental Rent (if any) then due and owing.

         "CASUALTY RECOVERIES" is defined in SECTION 6.1.

         "CASUALTY SETTLEMENT DATE" is defined in SECTION 6.1(a).

         "CERTIFICATE" is defined in SECTION 2.1(a) of the Trust Agreement.

         "CERTIFICATE PURCHASER" is defined in the introductory paragraph.

         "CERTIFICATE PURCHASER AMOUNT" means at any time of determination, the aggregate amount funded by a Certificate Purchaser under SECTION 2.2 of this Lease MINUS the aggregate amount of all distributions of invested capital (including a Certificate Purchaser's pro rata share of Capital Rent) actually received by such Certificate Purchaser.

         "CERTIFICATE REGISTER" is defined in SECTION 2.8(a) of the Trust Agreement.

         "CHANGE IN CONTROL" means (a), with respect to Guarantor, any transaction or series of related transactions (i) in which any Unrelated Person or two or more Unrelated Persons acting in concert acquire beneficial ownership (within the meaning of Rule 13d-3(a)(1) under the Securities Exchange Act, directly or indirectly, of 50% or more of the Common Stock, (ii) in which any such Unrelated Person or Unrelated Persons acting in concert acquire beneficial ownership of 20% or more of the Common Stock subsequent to the Closing Date and
(A) at the first election for the Board of Directors of Guarantor subsequent to such acquisition, individuals who prior to such election were directors of Guarantor cease for any reason (OTHER THAN death, incapacity or disqualification under any Gaming Law) to constitute 50% or more of the Board of Directors of Guarantor or (B) if the terms of all directors of Guarantor do not expire at the date of such first election, then at the second election for the Board of Directors of Guarantor subsequent to such acquisition, individuals who prior to such first election were directors of Guarantor cease for any reason (OTHER THAN death, incapacity or disqualification under any Gaming Law) to constitute 50% or more of the Board of Directors of Guarantor or (iii) constituting a "change in control" or other similar occurrence under documentation evidencing or governing any indebtedness of Guarantor of $25,000,000 or more which results in an obligation of Guarantor to prepay, purchase, offer to purchase, redeem or defease such Indebtedness, and (b), with respect to Lessee, the failure at any time of Guarantor to own, directly or indirectly, at least 78% of the issued and outstanding capital stock of Lessee.

         "CLAIMS" means liabilities, obligations, damages, losses, demands, penalties, fines, claims, actions, suits, judgments, settlements, utility charges, costs, fees, expenses and disbursements (including legal fees (including allocated time charges of internal counsel) and expenses and costs of investigation which, in the case of counsel or investigators retained by an Indemnitee, shall be reasonable) of any kind and nature whatsoever.

         "CLOSING DATE" is defined in SECTION 2.1.

         "CODE" means the Internal Revenue Code of 1986, as amended or replaced and in effect from time to time.

         "COLLATERAL" means all of Lessee's right, title and interest in and to each of the following, however arising and whether now existing or hereafter acquired or arising:

             (a) the Equipment (whether part of a System or otherwise), including all Parts thereof, accessions thereto and replacements and substitutions therefor;

             (b) the Intellectual Property Collateral;

             (c) all contracts necessary to purchase, operate and maintain the Equipment;

             (d) any rights to a rebate, offset or other assignment, warranty or service under a purchase order, invoice or purchase agreement with any manufacturer of any item of Equipment and any contractor of a System;

             (e) the Subleases and all rental payments and other amounts due and to become due thereunder;

             (f) any cash account maintained by Trustee pursuant to the terms of the Operative Documents;

             (g) all books, manuals, logs, records, writings, data bases and other similar information maintained by Lessee in connection with any of the foregoing; and

             (h) all products, accessions, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (a), (b), (c), (d), (e), (f) and (g) above and, to the extent not otherwise included, all payments under insurance (whether or not Trustee or any Certificate Purchaser is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

         "COMMITMENT" means, as to any Certificate Purchaser, such Certificate Purchaser's obligation to make amounts available during the Commitment Period for the acquisition of title to the Equipment, in an aggregate amount not to exceed at any one time outstanding such Certificate Purchaser's Commitment Amount.

         "COMMITMENT AMOUNT" means, with respect to each Certificate Purchaser, the amount set forth opposite such Certificate Purchaser's name on SCHEDULE I, as such amount may be revised from time to time in accordance with SECTION 2.2 or 14.1.

         "COMMITMENT FEE" is defined in SECTION 9.1.

         "COMMITMENT FEE RATE" means, for each Pricing Period occurring during the Commitment Period, the rate set forth below (expressed in basis points) opposite the Pricing Level for that Pricing Period:


              Pricing Level                   Commitment Fee Rate
              -------------                   -------------------
              I                                       8.00
              II                                     10.00
              III                                    12.50
              IV                                     15.00
              V                                      17.50
              VI                                     25.00;

PROVIDED, HOWEVER, that if the "Commitment Fee Rate" (as such term is defined in the Guarantor Loan Agreement or in any Replacement Loan Agreement) is at any time increased from that rate in effect as of the date hereof, the Commitment Fee Rate set forth above shall be increased by a like amount for each relevant Pricing Level.

         "COMMITMENT PERCENTAGE" means, as to any Certificate Purchaser, at any date of determination, the percentage of the aggregate unfunded Commitment represented by such Certificate Purchaser's unfunded Commitment.

         "COMMITMENT PERIOD" means the period commencing on (and including) the Closing Date and ending on (and including) the EARLIEST OF (a) June 30, 1999,
(b) the Delivery Date specified by Lessee to be the final Delivery Date under the Lease and (c) the date on which the Commitments shall have been fully utilized.

         "COMMON STOCK" means the common stock of Guarantor or its successor by merger.

         "COMPUTER SOFTWARE COLLATERAL" means:

             (a) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by Lessee or any Sublessee, designed for use on any computers and electronic data processing hardware constituting part of the Equipment and necessary for the operation and maintenance of the Equipment; PROVIDED that with respect to any licensed or leased software program the foregoing shall be included in "Computer Software Collateral" only to the extent that a grant of a security interest is not prohibited by the terms of the license or lease;

             (b) all firmware associated therewith;

             (c) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (a) and (b); and

             (d) all rights with respect to all of the foregoing, including any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         "CONDEMNATION" means any condemnation, requisition, confiscation, seizure or other taking or sale of the use, access, occupancy, easement rights or title to the Equipment or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual or threatened eminent domain proceeding or other taking of action by any Person having the power of eminent domain or otherwise, or any transfer made in lieu of any such proceeding or action. A Condemnation shall be deemed to have occurred on the earliest of the dates that use, occupancy or title vests in the condemning authority.

         "CONSENT TO SUBLEASE ASSIGNMENT" means a Consent to Sublease Assignment substantially in the form of EXHIBIT C to this Lease, to be delivered by the applicable Sublessee to Trustee pursuant to the provisions hereof.

         "CONTRACTUAL OBLIGATION" means, as to any Person, any provision of any outstanding security issued by that Person or of any material agreement, instrument or undertaking to which that Person is a party or by which it or any of its property is bound.

         "CREDITORS" means, collectively, Trustee, Administrative Agent, each Certificate Purchaser and, where the context requires, any one or more of them.

         "DEBT RATING" means, as of each date of determination, the most creditworthy credit rating, actual or implicit, assigned to (i) senior unsecured Indebtedness of Guarantor by S&P, (ii) senior unsecured Indebtedness of Guarantor by Moody's or (iii) in the event such a credit rating is issued, the bank debt credit rating assigned to the Indebtedness evidenced by the Guarantor Loan Agreement by Moody's or S&P, whichever is higher.

         "DEBTOR RELIEF LAWS" means the Bankruptcy Code and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         "DEFAULT" means any event that, with the giving of any applicable notice or passage of time, or both, would be an Event of Default.

         "DEFAULT RATE" is defined in SECTION 4.6.

         "DELIVERY DATE" means each of the actual dates on or prior to the last day of the Commitment Period on which the transactions contemplated in ARTICLE II are completed.

         "DELIVERY DATE NOTICE" is defined in SECTION 3.1.

         "DESIGNATED EURODOLLAR MARKET" means (a) the London Eurodollar Market, or (b) if prime banks in the London Eurodollar Market are at the relevant time not accepting deposits of Dollars or if Administrative Agent determines that the London Eurodollar Market does not represent at the relevant time the effective pricing to the Certificate Purchasers for deposits of Dollars in the London Eurodollar Market, the Cayman Islands Eurodollar Market or (c) if prime banks in the Cayman Islands Eurodollar Market are at the relevant time not accepting deposits of Dollars or if Administrative Agent determines that the Cayman Islands Eurodollar Market does not represent at the relevant time the effective pricing to the Certificate Purchasers for deposits of Dollars in the Cayman Islands Eurodollar Market, such other Eurodollar Market as may from time to time be selected by Administrative Agent with the approval of Lessee and the Required Certificate Purchasers.

         "DOLLAR" and the sign "$" mean lawful money of the United States of America.

         "ELIGIBLE ASSIGNEE" means (a) another Certificate Purchaser, (b) with respect to any Certificate Purchaser, any Affiliate of that Certificate Purchaser and (c) any commercial bank having a combined capital and surplus of $50,000,000 or more that is (i) organized under the Applicable Laws of the United States of America or any State thereof or (ii) organized under the Applicable Laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of such a country, PROVIDED that (A) such bank is acting through a branch or agency located in the United States of America and (B) is otherwise exempt from withholding of tax on interest and delivers Form 1001 or Form 4224 pursuant to
SECTION 14.1(d) at the time of any assignment pursuant to SECTION 14.1.

         "ENVIRONMENTAL LAWS" means and includes the Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), the Hazardous Materials Transportation Act of 1975, the Toxic Substances Control Act, the Clean Air Act, the Federal Insecticide, Fungicide and Rodenticide Act and all similar federal, state and local environmental laws, ordinances, rules, orders, statutes, decrees, judgments, injunctions, codes and regulations relating to the environment, human health or natural resources or the regulation or control of or imposing liability or standards of conduct concerning human health, the environment, Hazardous Materials or the clean-up or other remediation of an item of Equipment or any Facility upon which any Equipment is installed or otherwise located.

         "EQUIPMENT" means, individually, each item of equipment set forth in a Delivery Date Notice (and as generally described on SCHEDULE III of this Lease), including items collectively identified as a System, and, collectively, each of the foregoing, together with any substitutions therefor, replacements thereof and additions thereto from time to time pursuant to the Operative Documents.

         "ERISA GROUP" means Guarantor, Lessee and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with Guarantor and Lessee, are treated as a single employer under Section 414 of the Code.

         "EURODOLLAR BASE RATE" means, relative to any Rent Period with respect to the Lease Balance and each Supplement Balance, the average of the interest rates per annum (rounded upward, if necessary, to the next 1/16 of 1%) at which deposits in Dollars are offered by the Eurodollar Reference Banks to prime banks in the Designated Eurodollar Market at or about 11:00 a.m. local time in the Designated Eurodollar Market, two (2) Business Days before the first day of the applicable Rent Period in an aggregate amount approximately equal to the amount of the Lease Balance or the applicable Supplement Balance and for a period of time comparable to the number of days in the applicable Rent Period. The determination of the Eurodollar Base Rate by Trustee shall be conclusive in the absence of manifest error.

         "EURODOLLAR MARGIN" means, for each Pricing Period, the interest rate margin set forth below (expressed in basis points) opposite the Pricing Level for that Pricing Period:


               Pricing Level                Eurodollar Margin
               -------------                -----------------
                     I                             44.00
                     II                            45.00
                     III                           55.00
                     IV                            60.00
                     V                             80.00
                     VI                            95.00;

PROVIDED, HOWEVER, that if the "Eurodollar Rate Margin" (as such term is defined in the Guarantor Loan Agreement or in any Replacement Loan Agreement) is at any time changed from that margin in effect as of the date hereof, the Eurodollar Margin set forth above shall be changed by a like amount for each relevant Pricing Level.

         "EURODOLLAR MARKET" means a regular established market located outside the United States of America by and among banks for the solicitation, offer and acceptance of Dollar deposits in such banks.

         "EURODOLLAR OBLIGATIONS" means eurocurrency liabilities, as defined in Regulation D.

         "EURODOLLAR OFFICE" means, as to each Certificate Purchaser, its office or branch so designated by written notice to Lessee and Trustee as its Eurodollar Office. If no Eurodollar Office is designated by a Certificate Purchaser, its Eurodollar Office shall be its office at its address for purposes of notices hereunder.

         "EURODOLLAR RATE" means, relative to any Rent Period with respect to the Lease Balance and each Supplement Balance, an interest rate per annum (rounded upward, if necessary, to the nearest 1/16 of one percent) determined pursuant to the following formula:

                    Eurodollar       Eurodollar Base Rate
                      Rate         -------------------------
                              =    1.00 - Eurodollar Reserve
                                          Percentage

The Eurodollar Rate shall be determined as of 11:00 a.m. local time in the Designated Eurodollar Market two (2) Business Days prior to the beginning of each Rent Period for delivery on the first day of such Rent Period, and in an amount approximately equal to the amount of the Lease Balance or the applicable Supplement Balance and for a period approximately equal to such Rent Period.

         "EURODOLLAR RATE INVESTMENT" is defined in SECTION 7.7(a).

         "EURODOLLAR REFERENCE BANKS" means, collectively, Bank of America, Societe Generale, acting through its New York Branch, and PNC Bank, National Association.

         "EURODOLLAR RESERVE PERCENTAGE" means, relative to any Rent Period with respect to the Lease Balance and each Supplement Balance, the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of 1%) in effect on the date the Eurodollar Base Rate for the Lease Balance or the applicable Supplement Balance is determined (whether or not applicable to any Certificate Purchaser) under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to eurocurrency funding (currently referred to as "eurocurrency liabilities") having a term comparable to the applicable Rent Period. The determination by Trustee of any applicable Eurodollar Reserve Percentage shall be conclusive in the absence of manifest error.

         "EVENT OF DEFAULT" is defined in SECTION 8.1.

         "EXCLUDED AMOUNTS" means:

             (a) all indemnity payments and expenses to which Trustee, Administrative Agent or any Certificate Purchaser (or the respective successors, assigns, agents, officers, directors or employees of any such Person) is entitled pursuant to the Operative Documents;

             (b) any amounts payable under any Operative Document to reimburse Trustee, Administrative Agent or any Certificate Purchaser (including the reasonable expenses of Trustee, Administrative Agent and any Certificate Purchaser incurred in connection with any such payment) for performing any of the obligations of Lessee under and as permitted by any Operative Document;

             (c) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability policies payable to Trustee, Administrative Agent or any Certificate Purchaser (or the respective successors, assigns, agents, officers, directors or employees of any such Person);

             (d) any insurance proceeds under policies maintained by Trustee, Administrative Agent or any Certificate Purchaser and not required to be maintained by Lessee under this Lease;

             (e) any amounts payable to Trustee, Administrative Agent, First Security, Bank of America or any Certificate Purchaser pursuant to SECTION 2.1(m), 3.14, 9.1, 9.2, 9.3 or 9.5, whether or not such amounts are or can be characterized as Supplemental Rent; and

             (f) any payments of interest on payments referred to in CLAUSES (a) through (e) above.

         "FACILITY" means a hotel and casino or gaming facility (and related facilities) owned by Guarantor or any Restricted Subsidiary.

         "FAIR MARKET VALUE" means, with respect to any item of Equipment as of any date, the retail price which a purchaser would pay to purchase such item in an arm's-length transaction between a willing buyer and a willing seller, neither of them being under any compulsion to buy or sell. In making any determination of Fair Market Value, Appraiser may assume such item has been maintained in accordance with the requirements of this Lease and that such item is in the condition in which it is required to be hereunder as of the date for which such determination is made (unless such fair market value is being determined for purposes of SECTION 11.4 with respect to the Appraisal delivered for purposes of determining the Recourse Deficiency Amount, in which case the foregoing assumptions shall not be made and Appraiser shall determine the actual condition of each item of Equipment). Appraiser shall use such reasonable methods of appraisal as are chosen by Trustee upon written instructions from the Required Certificate Purchasers.

         "FEDERAL FUNDS RATE" means, as of any date of determination, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such date opposite the caption "Federal Funds (Effective)". If for any relevant date such rate is not yet published in H.15(519), the rate for such date will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such date under the caption "Federal Funds Effective Rate". If on any relevant date the appropriate rate for such date is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such date will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that date by each of three leading brokers of Federal funds transactions in New York City selected by Trustee. For purposes of this Agreement, any change in the Base Rate due to a change in the Federal Funds Rate shall be effective as of the opening of business on the effective date of such change.

         "FINAL MATURITY DATE" is defined in SECTION 2.1(a) of the Trust Agreement.

         "FISCAL QUARTER" means the fiscal quarter of Guarantor consisting of a three month fiscal period ending on each April 30, July 31, October 31 and January 31.

         "FISCAL YEAR" means the fiscal year of Guarantor consisting of a twelve month fiscal period ending on each January 31.

         "FORCE MAJEURE" means a delay resulting from causes beyond a Person's reasonable control such as strikes, walk-outs or other labor disputes, acts of God, inability to obtain labor, materials or merchandise, governmental restrictions, regulations or controls, judicial orders, war, riot or civil commotion, fire or casualty.

         "FUNDING" is defined in SECTION 2.2.

         "GAMING BOARD" means any Governmental Agency that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Guarantor, any Subsidiary of Guarantor or any joint venture in which Guarantor or any of its Subsidiaries is a joint venturer within its jurisdiction, or before which an application for licensing to conduct such activities is pending.

         "GAMING LAWS" means all Applicable Laws pursuant to which any Gaming Board possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Guarantor, any Subsidiary of Guarantor or any joint venture in which Guarantor or any of its Subsidiaries is a joint venturer within its jurisdiction.

         "GENERALLY ACCEPTED ACCOUNTING PRINCIPLES" means, as of any date of determination, accounting principles (a) set forth as generally accepted in then currently effective

Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (b) set forth as generally accepted in then currently effective Statements of the Financial Accounting Standards Board or
(c) that are then approved by such other entity as may be approved by a significant segment of the accounting profession in the United States of America. The term "CONSISTENTLY APPLIED," as used in connection therewith, means that the accounting principles applied are consistent in all material respects to those applied at prior dates or for prior periods.

         "GOVERNMENTAL ACTION" means all applicable permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Agency, or required by any Applicable Laws.

         "GOVERNMENTAL AGENCY" means (a) any international, foreign, federal, state, county or municipal government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, or (c) any court or administrative tribunal.

         "GUARANTEED PARTIES" means each of the "Beneficiaries" as such term is defined in the Guaranty.

         "GUARANTOR" means Circus Circus Enterprises, Inc., a Nevada corporation, and its successors.

         "GUARANTOR LOAN AGREEMENT" means that certain Amended and Restated Loan Agreement dated as of May 23, 1997 among Guarantor, as borrower, Bank of America, as administrative agent, and the banks party thereto, as the same from time to time may have been or in the future be amended.

         "GUARANTY" means that certain Guaranty Agreement of even date herewith made by Guarantor for the benefit of the Guaranteed Parties, substantially in the form of EXHIBIT E to this Lease.

         "HAZARDOUS MATERIAL" means any substance, waste or material which is toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous by listing characteristic or definition under any Environmental Law, including petroleum, crude oil or any fraction thereof, petroleum derivatives, by-products and other hydrocarbons and is or becomes regulated by any Governmental Agency and also including asbestos, asbestos containing materials, urea formaldehyde foam insulation, polychlorinated biphenyls ("PCBS") and radon gas.

         "INCREMENTAL MARGIN" means, during any Pricing Period, (a) 0%, if, as of the last day of the Fiscal Quarter most recently ended prior to such Pricing Period, the Total Debt Ratio was equal to or less than 3.50 to 1.00, (b) 10/100th's of 1% (10 basis points) if, as of the last day of the Fiscal Quarter most recently ended prior to such Pricing Period, the Total Debt Ratio was greater than 3.50 to 1.00, (c) 20/100th's of 1% (20 basis points) if, as of the last day of the Fiscal Quarter most recently ended prior to such Pricing Period, the Total Debt Ratio was greater than 4.00 to 1.00, and
(d) 30/100th's of 1% (30 basis points) if, as of the last day of the Fiscal Quarter most recently ended prior to such Pricing Period, the Total Debt Ratio was greater than 5.00 to 1.00; PROVIDED, HOWEVER, that if the "Incremental Margin" (as such term is defined in the Guarantor Loan Agreement or in any Replacement Loan Agreement) is at any time increased from that margin in effect as of the date hereof, the Incremental Margin set forth above shall be increased by a like amount.

         "INDEMNITEE" means each Certificate Purchaser, Trustee, the Trust Company, the Lead Arranger, Administrative Agent and their respective Affiliates, successors, permitted assigns, permitted transferees, employees, officers, directors, shareholders, partners, participants, representatives and agents; PROVIDED, HOWEVER, that in no event shall Lessee or Guarantor be an Indemnitee.

         "INDEBTEDNESS" shall have the meaning specified for such term in the Guarantor Loan Agreement or, if the Guarantor Loan Agreement is terminated and a Replacement Loan Agreement then exists, as such term (or a functionally equivalent term) may be defined in such Replacement Loan Agreement; PROVIDED that if the Guarantor Loan Agreement is terminated and no Replacement Loan Agreement then exists, then the definition of "Indebtedness" (including any component definitions) in the Guarantor Loan Agreement or Replacement Loan Agreement (whichever last existed) in the form that existed immediately prior to such termination shall be deemed incorporated herein by this reference.

         "INSURANCE REQUIREMENTS" means all terms and conditions of any insurance policy required by this Lease to be maintained by Lessee, and all requirements of the issuer of such insurance policy pursuant to such policy.

         "INTELLECTUAL PROPERTY COLLATERAL" means all Computer Software Collateral, all copyrights, whether statutory or common law, registered or unregistered, and all applications therefor, all trademarks and trade names, all common law and statutory trade secrets and all other confidential or proprietary information, but only to the extent in each case necessary to operate and maintain the Equipment, and all know-how (which know-how is used in connection with the Equipment).

         "INTEREST DIFFERENTIAL" means, with respect to any prepayment of all or any portion of the Lease Balance or any Supplement Balance on a day prior to the last day of the applicable Rent Period pertaining thereto, (a) the per annum interest rate then applicable to payments of Rent with respect to the Lease Balance or such Supplement Balance (or portion thereof, as the case may be) MINUS (b) the Eurodollar Rate on, or as near as practicable to the date of the prepayment for an amount equal to the amount so prepaid commencing on such date and ending on the last day of the applicable Rent Period for the amount so prepaid.

         "INTEREST RATE" means with respect to any day in any Rent Period the rate per annum equal to the SUM OF (a) the Eurodollar Rate for such Rent Period PLUS (b) the Eurodollar Margin for such Rent Period PLUS (c) the Incremental Margin for such Rent Period.

         "INTERIM PERIOD" means (i) as to each Lease Supplement the period commencing on (and including) the Delivery Date set forth in Schedule I to such Lease Supplement and ending on (but excluding) June 30, 1999 and (ii) for this Lease means the period commencing on (and including) the initial Delivery Date and ending on (but excluding) June 30, 1999.

         "INTERIM RENT" means, with respect to each Rent Period during the Interim Period, (a) for each Lease Supplement, an amount equal to Accrual Rent allocable to the Supplement Balance of such Lease Supplement during such period and (b) for this Lease, the sum of the amounts described in the foregoing CLAUSE
(a) for all Lease Supplements subject to this Lease. Interim Rent shall be due and payable on the last day of each Rent Period during the Interim Period.

         "INVESTMENT PERCENTAGE" means, as to any Certificate Purchaser, at a particular time, the percentage of the outstanding Lease Balance at such time represented by such Certificate Purchaser's Certificate.

         "LEAD ARRANGER" means Bank of America.

         "LEASE" is defined in the introductory paragraph.

         "LEASE BALANCE" means, as of any date of determination, the aggregate Supplement Balances of all Lease Supplements then subject to this Lease.

         "LEASE SUPPLEMENT" is defined in SECTION 3.3.

         "LEASE TERM" is defined in SECTION 4.1.

         "LESSEE" is defined in the introductory paragraph.

         "LESSOR LIENS" means Liens on or against any item of Equipment arising as a result of (a) any act of, or any Claim against, Trustee (in its individual capacity or as Trustee or both), Administrative Agent (in its individual capacity or as Administrative Agent or both) or any Certificate Purchaser unrelated to the transactions contemplated by the Operative Documents, (b) any breach of any covenant or agreement of Trustee (in its individual capacity or as Trustee or both), Administrative Agent (in its individual capacity or as Administrative Agent or both) or any Certificate Purchaser, set forth in any Operative Document or (c) any Tax owed by Trustee, in its individual capacity or in its capacity as trustee for the Certificate Purchasers, EXCEPT any Tax for which Lessee is obligated to indemnify against pursuant to the Operative Documents.

         "LICENSE REVOCATION" means the revocation, failure to renew or suspension of, or the appointment of a receiver, supervisor or similar official with respect to, any casino, gambling or gaming license issued by any Gaming Board covering any casino or gaming facility of Guarantor and its Restricted Subsidiaries.

         "LIEN" means any lien, mortgage, deed of trust, encumbrance, pledge, charge, lease, easement, servitude, right of others or security interest of any kind, including any thereof arising under any conditional sale or other title retention agreement.

         "MANDALAY BAY COMPLETION DATE" means the date upon which the Mandalay Bay Project is open for business to the general public with (a) at least 95% of the hotel rooms provided for in the Mandalay Bay Construction Plans ready for occupancy, (b) at least 95% of the square footage of casino space provided for in the Mandalay Bay Construction Plans ready for gaming and (c) substantially all other amenities of the Mandalay Bay Project substantially complete.

         "MANDALAY BAY CONSTRUCTION PLANS" means all drawings, plans and specifications relating to the Mandalay Bay Project prepared by or for Guarantor or any Affiliate (including Lessee) of Guarantor as the same may be amended or supplemented from time to time, and, if required, submitted to and approved by the Clark County Building Department, all of which plans and specifications describe and set forth the plans and specifications for the construction of the Mandalay Bay Project and the labor and materials necessary for the construction thereof.

         "MANDALAY BAY EQUIPMENT COMPLETION" means, as of the date of determination, that on such date substantially all of the Equipment described in the Appraisal delivered pursuant to SECTION 2.1(g) pertaining to the Mandalay Bay Project is assembled, installed, in operation and available to perform its function (if any) as set forth in the Mandalay Bay Construction Plans, and all such Equipment has been accepted by Lessee under this Lease.

         "MANDALAY BAY PROJECT" means the hotel/casino known as the "Mandalay Bay Resort Hotel and Casino" consisting generally of a 43-story hotel-casino resort in Las Vegas, Nevada, with approximately 3,700 hotel rooms.

         "MANDALAY BAY SUBLEASE" means a Sublease executed and delivered by Mandalay Bay Sublessee with respect to the Equipment to be subleased by Mandalay Bay Sublessee from Lessee in connection with the Mandalay Bay Project.

         "MANDALAY BAY SUBLESSEE" means Mandalay Corp., a Nevada corporation.

         "MATERIAL ADVERSE EFFECT" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Operative Document,
(b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), assets or business operations of Guarantor and its Restricted Subsidiaries, taken as a whole, (c) materially impairs or could reasonably be expected to materially impair the ability of Guarantor to perform its obligations under the Guaranty and any other Operative Document to which it is a party or (d) materially impairs or could reasonably be expected to materially impair the ability of Lessee to perform the Obligations.

         "MOODY'S" means Moody's Investors Service, Inc., a Delaware corporation, and its successors and its assigns, and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency (OTHER THAN S&P) designated by Required Certificate Purchasers and approved by Lessee (with written notice thereof to Trustee) if such an agency shall exist.

         "MULTIEMPLOYER PLAN" means at any time, a "multiemployer plan" as such term is defined in Section 4001(a)(3) of ERISA to which any member of the ERISA Group is then making or accruing an obligation to make contributions or has within the preceding five plan years made contributions, including as a member of the ERISA Group for this purpose any Person which made contributions at any time during such five-year period while a member of the ERISA Group even if such Person subsequently ceased to be a member of the ERISA Group.

         "OBLIGATIONS" means all obligations (monetary or otherwise) of Lessee arising under or in connection with this Lease or any other Operative Document.

         "OFFICER'S CERTIFICATE" of a Person means a certificate signed by a Responsible Official of such Person.

         "OPERATIVE DOCUMENTS" means this Lease (including all Annexes, Exhibits and Schedules hereto), the Guaranty, the Trust Agreement, the Bills of Sale, the Purchase Order Assignments, the Certificates, each Lease Supplement, each Delivery Date Notice, each Sublease, each Sublease Assignment and each Consent to Sublease Assignment.

         "ORIGINAL PART" is defined in SECTION 5.4.

         "OVERALL TRANSACTION" is defined in SECTION 1.1 of the Trust Agreement.

         "PART" is defined in SECTION 5.4.

         "PARTICIPANT" is defined in SECTION 14.2.

         "PAYMENT DATE" means the last Business Day of each Rent Period.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "PENSION PLAN" means, with respect to any Person, a "pension plan" as such term is defined in section 3(2) of ERISA which is subject to Title IV of ERISA and to which such Person may have any liability or contingent liability, including, but not limited to, liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason or being deemed to be a contributing sponsor under section 4069 of ERISA.

         "PERMITTED CONTEST" means actions taken by a Person to contest in good faith, by appropriate proceedings initiated timely and diligently prosecuted, the legality, validity or applicability to any item of Equipment or any interest therein of any Person of: (a) any law, regulation, rule, judgment, order, or other legal provision or judicial or administrative requirements; (b) any term or condition of, or any revocation or amendment of, or other proceeding relating to, any authorization or other consent, approval or other action by any Governmental Agency; or (c) any Lien or Tax; PROVIDED that the initiation and prosecution of such contest would not: (i) result in, or materially increase the risk of, the imposition of any criminal liability on any Indemnitee or any other party to this Lease; (ii) materially and adversely affect the Liens created by the Operative Documents or the right, title or interest of Trustee or any Certificate Purchaser or any other party to this Lease, in or to any of the Equipment or the right of Trustee or any Certificate Purchaser to receive payment of all or any portion of any payment of Rent, Lease Balance or any other amount payable under the Operative Documents or, with respect to a Permitted Contest taken by any party other than Lessee, Lessee's rights under this Lease and the other Operative Documents; (iii) permit, or pose a material risk of, the sale or forfeiture of, or foreclosure on, any item of Equipment; or (iv) materially and adversely affect the fair market value, utility or remaining useful life of any item of Equipment or any interest therein or the continued economic operation thereof; and PROVIDED FURTHER that in any event adequate reserves in accordance with Generally Accepted Accounting Principles are maintained against any adverse determination of such contest.

         "PERMITTED LIENS" means (i) any rights in favor of Trustee or the Certificate Purchasers pursuant to this Lease or any other Operative Document;
(ii) materialmen's, mechanics', workers', artisan's, repairmen's, employees' or other like Liens securing payment of the price of goods or services rendered in the ordinary course of business for amounts the payment of which is not overdue or is being contested pursuant to a Permitted Contest; (iii) with respect to Lessee, any Lessor Lien; (iv) Liens for Taxes which are not delinquent or the validity of which is being contested pursuant to a Permitted Contest; (v) any rights of any sublessee or assignee permitted under the Operative Documents; and
(vi) Liens arising out of judgments or awards which are being appealed in good faith and by appropriate proceedings and have been bonded to the reasonable satisfaction of Required Certificate Purchasers or the enforcement of such Lien has been stayed pending appeal or review.

         "PERSON" means any entity, whether an individual, trustee, corporation, general partnership, limited partnership, joint stock company, trust, estate, unincorporated organization, business association, firm, joint venture, Governmental Agency, or otherwise.

         "PRICING LEVEL" means, for each Pricing Period, the pricing level set forth below opposite the pricing criteria achieved by Guarantor as of the first day of that Pricing Period (and, if the Total Debt Ratio and the Debt Rating are at different pricing levels, then the pricing level which yields the lowest Eurodollar Margin and Commitment Fee Rate to Lessee):


         Pricing Level                        Pricing Criteria
         -------------             ---------------------------------------

                                      Total                         Debt
                                    Debt Ratio                     Rating
                                    ----------                     ------
               I              Less than 0.75 to 1.00             At least A or
                                                                 A2

               II             Equal to or greater than           A- or A3
                              0.75 to 1.00 but less than
                              1.50 to 1.00

               III            Equal to or greater than           BBB+ or
                              1.50 to 1.00 but less than         Baa1
                              2.25 to 1.00

               IV             Equal to or greater than            BBB or Baa2
                              2.25 to 1.00 but less than
                              3.00 to 1.00

               V              Equal to or greater than            BBB- or
                              3.00 to 1.00 but less than          Baa3
                              3.75 to 1.00

               VI             Equal to or greater than            BB+ or Ba1
                              3.75 to 1.00                        or below

     PROVIDED that in the event of that the then prevailing Debt Ratings are "split ratings" and to the extent that the applicable Pricing Level is then based upon the Debt Ratings, Lessee will receive the benefit of the higher Debt Rating, UNLESS the split is a "double split rating" (in which case the intermediate Pricing Level will apply) or a "triple split rating" (in which case the Pricing Level below that applicable to the higher Debt Rating will apply).

         "PRICING OCCURRENCE" means (a) with respect to any change in the Total Debt Ratio which results in a change in the Pricing Level or results in an Incremental Margin, the EARLIER of (i) the date upon which Guarantor delivers (or causes to be delivered) the compliance certificate to Trustee and Administrative Agent reflecting such changed Total Debt Ratio described in
SECTION 13.2(a)(xiv) and (ii) the date upon which Guarantor is required by
SECTION 13.2(a)(xiv)
to deliver such compliance certificate and (b) with respect to any change in the Debt Rating which results in a change in the Pricing Level, the date which is five (5) Business Days after Trustee and Administrative Agent have received evidence reasonably satisfactory to them of such change.

         "PRICING PERIOD" means (a) the period commencing on the Closing Date and ending on the first Pricing Occurrence to occur thereafter and (b) each subsequent period commencing on the date of a Pricing Occurrence and ending on the next Pricing Occurrence to occur.

         "PROCEEDS" shall have the meaning specified in SECTION 11.1(c).

         "PROHIBITED TRANSACTION" means a transaction that is prohibited under Code Section 4975 or ERISA Section 406 and not exempt under Code Section 4975 or ERISA Section 408.

         "PURCHASE CONTRACT" means each contract between Lessee and a Vendor for the purchase of one or more items of Equipment.

         "PURCHASE OPTION" is defined in SECTION 11.1(b).

         "PURCHASE ORDER ASSIGNMENT" means a purchase order assignment between Lessee (or an Affiliate of Lessee) and Trustee, substantially in the form of
EXHIBIT I to this Lease.

         "PURCHASE OPTION EXERCISE AMOUNT" means, as of any date of determination, the sum of (a) the Lease Balance, determined as of the date of purchase after payment of all Basic Rent due on such date, PLUS (b) all accrued but unpaid Accrual Rent, PLUS (c) all other sums then due and payable under the Operative Documents by Lessee or any of its Affiliates.

         "PURCHASE PRICE" for an item of Equipment means the Appraised Value of such item, and the aggregate Purchase Price of all Equipment shall be the aggregate Appraised Value of the Equipment.

         "RECOURSE DEFICIENCY AMOUNT" means, with respect to the exercise of the Sale Option, the excess, if any, of (x) the Purchase Option Exercise Amount at the last day of a Renewal Term in which such Sale Option was elected over (y) the product obtained by multiplying 17.50% by the Fair Market Value of all Equipment then subject to this Lease as of the first day of the Renewal Term in which the Sale Option was elected.

         "REFERENCE RATE" means the rate of interest publicly announced from time to time by Bank of America in San Francisco, California, as its "reference rate" or the similar prime rate or reference rate announced by any successor Administrative Agent. Bank of America's reference rate is a rate set by Bank of America based upon various factors including Bank of America's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in the Reference Rate announced by Bank of America or any successor Administrative Agent shall take effect at the opening of business on the day specified in the public announcement of such change.

         "REGULATED ACTIVITY" means the use, Release, generation, treatment, storage, recycling, transportation or disposal of Hazardous Material to the extent such activities are regulated by any Governmental Agency.

         "REGULATIONS" means the income tax regulations promulgated from time to time under and pursuant to the Code.

         "RELEASE" means the release, deposit, disposal or leak of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouring, escaping, emptying, placement and the like.

         "REMOVABLE PART" is defined in SECTION 5.4.

         "RENEWAL TERM" is defined in SECTION 4.2.

         "RENT" means Interim Rent, Basic Rent and Supplemental Rent, collectively.

         "RENT PERIOD" means (a) for the Interim Period, each period beginning on (and including) the date of the relevant Funding and ending on (but excluding) the last Business Day of the third calendar month thereafter and each consecutive three-month period thereafter during the Interim Period, with each such period ending on the last Business Day of the applicable calendar month, and (b) for the Base Term or any Renewal Term, the period beginning on (and including) the last Business Day of the Interim Period and ending on (but excluding) the last Business Day of the third calendar month thereafter and each consecutive three-month period thereafter, with each such period ending on the last Business Day of such calendar month; PROVIDED, HOWEVER, that notwithstanding the foregoing, (i) no Rent Period during the Interim Period may end later than the last day of the Interim Period and (ii) no Rent Period may end later than the last day of the Lease Term.

         "REPLACEMENT LOAN AGREEMENT" means a loan or credit agreement governing credit facilities extended to Guarantor that (a) replace the credit facilities extended under the Guarantor Loan Agreement (or a prior Replacement Loan Agreement) in whole or in part, (b) are extended by a bank or a syndicate of lenders for which a bank is the agent and (c) if there is more than one credit facility that satisfies the requirement of CLAUSES (a) and (b), is the largest such credit facility.

         "REPLACEMENT PARTS" is defined in SECTION 5.4.

         "REQUIRED ALTERATION" is defined in SECTION 5.4.

         "REQUIRED CERTIFICATE PURCHASERS" means, as of the date of the determination, holders of Certificates representing more than 66 2/3% of the then outstanding Lease Balance.

         "REQUIREMENT OF LAW" means, as to any Person, the articles or certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any Applicable Law, or judgment, award, decree, writ or determination of a Governmental Agency, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "RESPONSIBLE OFFICIAL" means (a) when used with reference to a Person other than an individual, any corporate officer of such Person, general partner of such Person, corporate officer of a corporate general partner of such Person, or corporate officer of a corporate general partner of a partnership that is a general partner of such Person, or any other responsible official thereof duly acting on behalf thereof, and (b) when used with reference to a Person who is an individual, such Person. Any document or certificate hereunder that is signed or executed by a Responsible Official of another Person shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such other Person.

         "RESTRICTED SUBSIDIARY" means, as of any date of determination, any Subsidiary of Guarantor (a) at least 80% of the capital stock or other ownership interests of which are owned on such date, directly or indirectly, by Guarantor and (b) with respect to which neither Guarantor nor any of its Restricted Subsidiaries has entered any shareholders' agreement, management agreement or other agreement which has the effect of delegating management control over such Subsidiary to a Person OTHER THAN Guarantor or a Restricted Subsidiary.

         "S&P" means Standard & Poor's Ratings Group, a division of McGraw Hill Inc., and if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency (OTHER THAN Moody's) designated by Required Certificate Purchasers and approved by Lessee (with written notice thereof to Trustee) if such an agency shall exist.

         "SALE OPTION" is defined in SECTION 11.1(c).

         "SALE RECOURSE AMOUNT" is defined in SECTION 11.1(c).

         "SEARCH" is defined in SECTION 2.1(h).

         "SEC" means the United States Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "SENIOR OFFICER" means, with respect to Lessee, Guarantor or any Sublessee, such Person's (a) chief executive officer, (b) president, (c) chief financial officer or (d) treasurer.

         "SIGNIFICANT SUBSIDIARY" means, as of any date of determination, each Restricted Subsidiary that had on the last day of the Fiscal Quarter then most recently ended total assets (determined in accordance with Generally Accepted Accounting Principles) of $10,000,000 or more.

         "SPECIAL EURODOLLAR CIRCUMSTANCE" means the application or adoption after the date hereof of any law or interpretation, or any change therein or thereof, or any change in the interpre tation or administration thereof by any Governmental Agency, central bank or comparable authority charged with the interpretation or administration thereof, or compliance by any Certificate Purchaser or its Eurodollar Office with any request or directive (whether or not having the force of law) of any such Governmental Agency, central bank or comparable authority, or the existence or occurrence of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Certificate Purchasers.

         "SUBLEASE" is defined in SECTION 5.2.

         "SUBLEASE ASSIGNMENT" means an assignment of a Sublease executed by Lessee in favor of Trustee, for the benefit of the Certificate Purchasers, substantially in the form of EXHIBIT L to this Lease.

         "SUBLESSEE" is defined in SECTION 5.2.

         "SUBSIDIARY" means, as of any date of determination and with respect to any Person, any corporation or partnership (whether or not, in either case, characterized as such or as a "joint venture"), whether now existing or hereafter organized or acquired: (a) in the case of a corporation, of which a majority of the securities having ordinary voting power for the election of directors or other governing body (OTHER THAN securities having such power only by reason of the happening of a contingency) are at the time beneficially owned by such Person and/or one or more Subsidiaries of such Person, or (b) in the case of a partnership, of which a majority of the partnership or other ownership interests are at the time beneficially owned by such Person and/or one or more of its Subsidiaries.

         "SUPPLEMENT BALANCE" means with respect to any Lease Supplement, as of any determination date, the aggregate Purchase Price of all of the Equipment subject to such Lease Supplement, MINUS all amounts of Capital Rent under such Lease Supplement actually paid to and including the date of determination and all repayments of such Supplement Balance pursuant to SECTIONS 6.1 and 8.2 actually paid with respect to such Equipment to and including the date of determination and all reductions of such Supplement Balance pursuant to SECTION
6.1 made with respect to such Equipment to and including the date of determination.

         "SUPPLEMENTAL RENT" means any and all amounts, liabilities and obligations OTHER THAN Basic Rent which Lessee assumes or agrees or is otherwise obligated to pay under this Lease or any other Operative Document (whether or not designated as Supplemental Rent) to Trustee, Administrative Agent, any Certificate Purchaser or any other Person, including the Recourse Deficiency Amount, and indemnities (including any amounts due pursuant to SECTION 7.7).

         "SYSTEM" means any "system" or group of items of Equipment classified as a System on Schedule I to a Lease Supplement.

         "TAXES" and "TAX" means any and all fees (including documentation, recording, license and registration fees), taxes (including income (whether net, gross or adjusted gross), gross receipts, sales, rental, use, turnover, value-added, property, excise and stamp taxes), levies, imposts, duties, charges, assessments or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon or additions thereto.

         "TERMINATION DATE" means the date on which the Lease Term (including any Renewal Term) ends pursuant to (a) SECTION 4.1, (b) ARTICLE VIII in connection with an Event of Default, (c) SECTION 11.5 in connection with an early termination, or (d) SECTION 11.1 in connection with the exercise of the Purchase Option or Sale Option.

         "TO THE BEST KNOWLEDGE OF" means, when modifying a representation, warranty or other statement of any Person, that the fact or situation described therein is known by the Person (or, in the case of a Person other than a natural Person, known by a Responsible Official of that Person) making the representation, warranty or other statement, or with the exercise of reasonable due diligence under the circumstances (in accordance with the standard of what a reasonable Person in similar circumstances would have done) should have been known by the Person (or, in the case of a Person other than a natural Person, should have been known by a Responsible Official of that Person).

         "TOTAL DEBT RATIO" shall have the meaning specified for such term in the Guarantor Loan Agreement or, if the Guarantor Loan Agreement is terminated and a Replacement Loan Agreement then exists, as such term (or a functionally equivalent term) may be defined in such Replacement Loan Agreement; PROVIDED that if the Guarantor Loan Agreement is terminated and no Replacement Loan Agreement then exists, then the definition of Total Debt Ratio (including component definitions) in the Guarantor Loan Agreement or the Replacement Loan Agreement (whichever last existed) in the form that existed immediately prior to such termination shall be deemed incorporated herein by this reference.

         "TRANSACTION COSTS" means

             (a) the reasonable fees and expenses of Sheppard, Mullin, Richter & Hampton LLP and any local or special counsel incurred in connection with the negotiation, execution and delivery of the term sheet, the commitment letters, the Operative Documents, each Delivery Date and the transactions contemplated thereby (subject to the provisions of SECTIONS 2.1(m) and 3.14);

             (b) the allocated reasonable time charges of internal counsel to Administrative Agent and Lead Arranger incurred in connection with the Operative Documents;

             (c) the initial and ongoing fees and reasonable expenses of Trustee and its special counsel;

             (d) the fees and expenses of the Appraiser and insurance consultant;

             (e) all costs of searching, and perfecting a first priority security interest in, the Equipment; and

             (f) without duplication of any of the foregoing, the fees described in SECTIONS 2.1(m) and 3.14.

         "TRUST" is defined in SECTION 1.1 of the Trust Agreement.

         "TRUST AGREEMENT" means the Trust Agreement of even date herewith among the Certificate Purchasers and Trust Company in the form of EXHIBIT M to this Lease.

         "TRUST COMPANY" means the institution acting as Trustee or any successor financial institution acting as Trustee under the Operative Documents, in each case, in its individual capacity.

         "TRUSTEE" means First Security Bank, National Association, a national banking association, not in its individual capacity (EXCEPT as expressly provided herein) but solely as Trustee under the Trust Agreement, and any successor or replacement Trustee expressly permitted under the Operative Documents.

         "TRUST ESTATE" means all estate, right, title and interest of Trustee in, to and under the Trust Agreement, the Lease and all of the other Operative Documents and in and to the Equipment, including (a) all amounts (OTHER THAN Excluded Amounts) of Rent and other payments due or to become due of any kind under any Operative Document or for or with respect to the Equipment or payable under any of the foregoing, (b) any or all payments or proceeds received by Trustee after the termination of the Lease with respect to the Equipment as the result of the sale, lease or other disposition thereof, and (c) proceeds of the investments in the Certificates, together with any other moneys, proceeds or property received by Trustee under or in connection with the Operative Documents.

         "UCC" means the Uniform Commercial Code of California or any other applicable jurisdiction.

         "UNRELATED PERSON" means any Person OTHER THAN (a) a Subsidiary of Guarantor or (b) an employee stock ownership plan or other employee benefit plan covering the employees of Guarantor and its Subsidiaries.

         "VENDOR" means a seller, dealer or manufacturer of one or more items of personal property sold or to be sold to Lessee under a Purchase Contract.

         "YIELD" is defined in SECTION 2.1(a) of the Trust Agreement.

         1.2 ACCOUNTING TERMS; ROUNDING.

             (a) All accounting terms not specifically defined in this Lease (whether by incorporation by reference or otherwise) shall be construed in conformity with, and all financial data required to be submitted by this Lease shall be prepared in conformity with, Generally Accepted Accounting Principles applied on a consistent basis, EXCEPT as otherwise specifically prescribed herein. In the event that Generally Accepted Accounting Principles change during the term of this Agreement such that the covenants incorporated by reference pursuant to SECTION 13.2(b) would then be calculated in a different manner or with different components, (a) Lessee, Guarantor, Trustee, Administrative Agent and the Certificate Purchasers agree to amend this Lease in such respects as are necessary to conform those covenants as criteria for evaluating Guarantor's financial condition to sub stantially the same criteria as were effective prior to such change in Generally Accepted Accounting Principles and (b) Guarantor shall be deemed to be in compliance with the covenants contained in the aforesaid Section during the 90 day period following any such change in Generally Accepted Accounting Principles if and to the extent that Guarantor would have been in compliance therewith under Generally Accepted Accounting Principles as in effect immediately prior to such change.

             (b) ROUNDING. Any financial ratios required to be maintained by Guarantor pursuant to this Lease shall be calculated by dividing the appropriate component by the other component, carrying the result to one place more than the number of places by which such ratio is expressed in this Lease and rounding the result up or down to the nearest number (with a round-up if there is no nearest number) to the number of places by which such ratio is expressed in this Lease.

                                   ARTICLE II
            EFFECTIVENESS; ACQUISITION AND LEASE; GENERAL PROVISIONS

         2.1 EFFECTIVENESS OF THIS LEASE. This Lease shall become effective on the date on which all of the following conditions precedent shall have been satisfied or waived by the applicable parties (the "CLOSING DATE"):

             (a) AUTHORIZATION, EXECUTION AND DELIVERY OF CERTAIN OPERATIVE DOCUMENTS. This Lease and each of the Certificates, Trust Agreement, Guaranty and Mandalay Bay Sublease (together with a Sublease Assignment and Consent to Sublease Assignment pertaining to the Mandalay Bay Sublease) shall have been duly authorized, executed and delivered by each of the respective parties thereto, and shall be in full force and effect; PROVIDED, HOWEVER, only Trustee shall receive the original counterpart of this Lease marked "Counterpart No. 1 - Trustee's Original Copy."

             (b) CORPORATE STATUS AND PROCEEDINGS. Trustee and Administrative Agent shall have received:

                  (i) Certificates of existence and good standing with respect to each of Lessee, Guarantor and Mandalay Bay Sublessee from the Secretary of State of the State of its incorporation, dated no earlier than the 15th day prior to the Closing Date;

                  (ii) An Officer's Certificate of Guarantor, Lessee and Mandalay Bay Sublessee, substantially in the form of EXHIBITS G-1, G-2 and G-3 respectively, dated as of the Closing Date, with respect to representations and warranties and absence of defaults; and

                  (iii) A Certificate of the Secretary or Assistant Secretary of Guarantor, Lessee and Mandalay Bay Sublessee, substantially in the form of EXHIBITS J-1 and J-2 and J-3 respectively, dated as of the Closing Date, with respect to the governing documents, resolutions and incumbent officers of Guarantor, Lessee and Mandalay Bay Sublessee.

             (c) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. Each of the representations and warranties made by or on behalf of Lessee, Guarantor, Mandalay Bay Sublessee, Trustee in its individual capacity, Administrative Agent in its individual capacity, and each Certificate Purchaser under the Operative Documents described in CLAUSE (a) above shall be true as of the Closing Date and no Default or Event of Default shall exist under any such Operative Document (either before or after giving effect to the transactions contemplated by such Operative Documents).

             (d) ABSENCE OF MATERIAL ADVERSE EFFECT. No Material Adverse Effect shall have occurred since January 31, 1998.

             (e) CERTIFICATES. Each Certificate Purchaser shall have received from Trustee a Certificate duly executed by Trustee and registered in such Certificate Purchaser's name evidencing such Certificate Purchaser's right to receive in the aggregate such Certificate Purchaser's Investment Percentage of the payments (i) in respect of the Lease Balance and (ii) in respect of the Rent hereunder, in each case as provided in this Lease.

             (f) OPINIONS OF COUNSEL.

                  (i) Each Certificate Purchaser, Administrative Agent, Trustee and their respective counsel shall have received the opinion of (A) Wolf, Block, Schorr & Solis-Cohen LLP, special counsel to Lessee, Guarantor and Mandalay Bay Sublessee, substantially to the effect of the matters set forth in EXHIBIT H-1, and (B) Jones Vargas, special Nevada counsel to Lessee, Guarantor and Mandalay Bay Sublessee, substantially to the effect of the matters set forth in EXHIBIT H-2. By their execution hereof, Lessee and Guarantor expressly authorize, and by its execution of the Mandalay Bay Sublease, Mandalay Bay Sublessee expressly authorizes, such counsel to execute and deliver such opinions to the Persons designated in the preceding sentence.

                  (ii) Each Certificate Purchaser, Administrative Agent, Lessee, Guarantor and their respective counsel shall have received the opinion of special counsel to Trustee substantially to the effect of the matters set forth in EXHIBIT H-3.

             (g) APPRAISAL. On or before the Closing Date, Trustee, Administrative Agent and Certificate Purchasers shall have received a preliminary Appraisal to their satisfaction opining:

                  (i) that the Appraised Value of the Equipment (assuming all such Equipment becomes subject to this Lease on the Closing Date) pertaining to the Mandalay Bay Project and related amenities is reasonably expected to be as follows:


                Date                                        Value
                ----                                        -----
         Appraised Value on
         the Closing Date                                $159,262,976

         End of Base Term                                $117,941,580

         End of First Renewal Term                       $104,261,550


                                      -30-

         End of Second Renewal Term                      $ 90,687,050

                  (ii) that the remaining economic useful life of each item of Equipment is not less than 6 3/4 years; and

                  (iii) that the values set forth in clause (a) above include a reasonable factor for an increase in inflation as specified in the Appraisal.

The preliminary Appraised Values set forth in such Appraisal shall be subject to final verification from time to time as described in SECTION 3.12.

             (h) SEARCH REPORTS. Not later than five (5) days prior to the Closing Date, Administrative Agent shall have received reports (each, a "SEARCH") acceptable to Administrative Agent and counsel to the Certificate Purchasers as to Lessee, Guarantor and Mandalay Bay Sublessee (and any of their respective Affiliates as may be required by Administrative Agent) and the Equipment (to the extent then obtained by any such party) from each appropriate state and county filing or recording offices, each dated as close to the Closing Date as practicable, in respect of a search of the applicable UCC files and any indices of Liens maintained by such offices (including, if applicable, indices of judgment, revenue and tax liens), which Searches shall evidence Lessee's (or such other applicable Person's) ownership of any of the Equipment free and clear of all Liens OTHER THAN Permitted Liens.

             (i) FILINGS AND RECORDINGS. All filings, registrations and recordings set forth in SCHEDULE IV pertaining to the State of Nevada and Clark County, Nevada shall have been made, or shall have been arranged to be made promptly thereafter, in the appropriate places or offices and all fees and Taxes with respect to any recordings, filings or registrations made pursuant to this subsection shall have been paid in full, and satisfactory evidence thereof shall have been delivered to Trustee and each Certificate Purchaser, or arrangements for such payment shall have been made to the satisfaction of Trustee and each Certificate Purchaser.

             (j) CONSENTS AND APPROVALS. All necessary consents, approvals and authorizations of, and declarations, registrations and filings with, Governmental Agencies and nongovernmental Persons required to consummate the transactions contemplated by this Lease shall have been obtained or made by Lessee, Guarantor and Mandalay Bay Sublessee, as applicable, and shall be in full force and effect.

             (k) PROCEEDINGS SATISFACTORY, ETC. All proceedings taken in connection with the Closing Date and all documents relating thereto shall be reasonably satisfactory to Lessee, Guarantor, each Creditor, and their respective counsel, and each such Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

             (l) FURTHER ASSURANCES, ETC. Each Creditor shall have received such other and further instruments, duly executed, acknowledged (if appropriate) and delivered, as any such Creditor reasonably shall have requested in connection with the Closing Date and the applicable Operative Documents.

             (m) TRANSACTION COSTS; FEES. Lessee shall have paid to Trustee, for the benefit of Trustee, Administrative Agent and the Certificate Purchasers, any Transaction Costs invoiced to Lessee not less than three
     (3) days prior to the Closing Date and not previously paid. Such payment shall be made by wire transfer of immediately available funds to the account specified for the Person to whom such payment is due. In addition, Lessee shall have paid to (a) the Lead Arranger (in its individual capacity) the arrangement fee provided for in that certain letter agreement dated as of May 18, 1998, between Guarantor and Lead Arranger, (b) Administrative Agent the agency fee provided for in that certain letter agreement dated as of October 30, 1998 between Lessee and Administrative Agent, (c) the Certificate Purchasers the facility fees described in
     SECTION 9.2 and (d) Trustee the initial acceptance fee as set forth in that certain letter agreement dated as of July 14, 1998 between Guarantor and Trustee.

          2.2 FUNDINGS; PAYMENT OF PURCHASE PRICE; FAILURE OF A CERTIFICATE PURCHASER TO FUND.

             (a) Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties contained herein or made pursuant hereto, during the Commitment Period upon receipt of each Delivery Date Notice, each Certificate Purchaser shall transfer to Trustee (each such transfer being referred to herein as a "FUNDING") on the date specified in such Delivery Date Notice, an amount equal to the product of
     (x) the aggregate Purchase Price of the Equipment specified in such Delivery Date Notice MULTIPLIED BY (y) such Certificate Purchaser's Commitment Percentage. In no event shall (i) any Certificate Purchaser be required to provide funds under this Lease in an aggregate amount exceeding such Certificate Purchaser's Commitment, (ii) the aggregate amount advanced by the Certificate Purchasers exceed the Aggregate Commitment Amount, or
     (iii) Lessee request (whether by delivery of Delivery Date Notices or otherwise) more than one Delivery Date for Equipment in any calendar month.

             (b) Remittances pursuant to this SECTION 2.2 shall be made in immediately available funds by wire transfer to the account of Trustee set forth below (or to such other account as specified by Trustee to each Certificate Purchaser from time to time not less than three (3) Business Days prior to the date of the requested Funding) and must be received by Trustee by 10:00 a.m., San Francisco time, on the applicable Delivery Date:

             Bank:             First Security Bank, National Association
             ABA Routing #:    124-000-012
             Account #:        0510922115
             Reference:        Circus Circus - 34825
             Attn:             Corporate Trust/Dain Brown (801) 246-5177

             (c) If Trustee is informed by any Certificate Purchaser (a "DEFAULTING CERTIFICATE PURCHASER") that such Certificate Purchaser will not make available the amount (the "DEFAULTED AMOUNT") which would constitute its portion of the Funding specified in a Delivery Date Notice, Trustee shall promptly notify each other Certificate Purchaser (each, a "NON-DEFAULTING CERTIFICATE PURCHASER") and specify the additional amounts required to be funded by each Non-Defaulting Certificate Purchaser. Each Non-Defaulting Certificate Purchaser, as soon as practical after receipt of notice but not before the applicable Delivery Date, shall transfer to Trustee, in immediately available funds, its pro rata share of the Defaulted Amount, determined in the same proportion that such Non-Defaulting Certificate Purchaser's Commitment bears to the aggregate Commitments of all Non-Defaulting Certificate Purchasers; PROVIDED, that such amount, together with all amounts previously funded by each Non-Defaulting Certificate Purchaser, shall not exceed the Non-Defaulting Certificate Purchaser's Commitment. If the Defaulted Amount cannot be fully funded by the Non-Defaulting Certificate Purchasers by reason of the proviso of the preceding sentence, Trustee shall so notify the Non-Defaulting Certificate Purchasers and give to all Non-Defaulting Certificate Purchasers the opportunity to increase their respective Commitments by notice in writing to Trustee; PROVIDED, that should the aggregate proposed increased Commitments by one or more Non-Defaulting Certificate Purchasers exceed the Defaulted Amount, Trustee shall increase the Commitments of the participating Non-Defaulting Certificate Purchasers on a pro rata basis in accordance with the respective amounts by which such Non-Defaulting Certificate Purchasers have offered to participate, it being understood that in no event shall the aggregate amount funded by any Certificate Purchaser exceed the amount of such Certificate Purchaser's Commitment, after giving effect to any increase in such Commitment pursuant to this sentence.

         In the event of any funding of all or a portion of the Defaulted Amount by the Non-Defaulting Certificate Purchasers, the following rules shall apply, notwithstanding any other provision in any Operative Document:

                  (i) The Commitment of the Defaulting Certificate Purchaser shall be decreased in an amount equal to the total aggregate increase, if any, in the Commitments of the Non-Defaulting Certificate Purchasers pursuant to this SECTION 2.2(c), and the Commitment Percentages of the Certificate Purchasers shall be revised accordingly;

                  (ii) A Defaulting Certificate Purchaser shall be obligated to fund any Fundings occurring after its default, which funding shall be based upon its revised Commitment Percentage, if the Commitment Percentages are revised in accordance with the immediately preceding CLAUSE (i); and to the extent that the Commitment Percentage of any Defaulting Certificate Purchaser shall not be so revised, Trustee may thereafter call upon such Defaulting Certificate Purchaser to fund a share of one or more future Fundings in an amount greater than such Defaulting Certificate Purchaser's Commitment Percentage so that the aggregate amount disbursed by such Defaulting Certificate Purchaser shall equal (after giving effect to such Funding or Fundings) its Commitment Percentage of the aggregate amount of all Fundings then and theretofore made by all Certificate Purchasers;

                  (iii) A Defaulting Certificate Purchaser shall not have the right to fund its Defaulted Amount without the written consent of Required Certificate Purchasers and Lessee, and then only to the extent such Defaulted Amount has not been funded by the Non-Defaulting Certificate Purchasers in a manner that resulted in a decrease in the Defaulting Certificate Purchaser's Commitment Percentage;

                  (iv) If and to the extent that the Defaulted Amount is not funded by the Non-Defaulting Certificate Purchasers, Trustee may reduce the Purchase Price set forth in the Delivery Date Notice so that the total Funding specified in the Delivery Date Notice as so restated equals the aggregate revised fundings to be made by the Non-Defaulting Certificate Purchasers on the applicable Delivery Date; and

                  (v) Neither Trustee nor any Certificate Purchaser, including the Defaulting Certificate Purchaser, shall be responsible for any consequential damages suffered by Lessee or any of Lessee's Affiliates as a result of such Defaulting Certificate Purchaser's failure to so fund or any decrease in the amount of the total Funding in accordance with CLAUSE (iv) above.

         2.3 APPLICATION OF FUNDS; SALE AND LEASE OF EQUIPMENT. On each Delivery Date, upon (a) receipt by Trustee of all amounts to be paid by the Certificate Purchasers pursuant to SECTION 2.2, and (b) satisfaction or waiver of each of the conditions set forth in ARTICLE III, (i) Trustee shall acquire legal title to, for the benefit of the Certificate Purchasers, the Equipment to be leased on such Delivery Date, as specified in the relevant Delivery Date Notice delivered pursuant to SECTION 3.1, (ii) in consideration therefor, Trustee, on behalf of the Certificate Purchasers, shall pay, from the funds made available by the Certificate Purchasers pursuant to SECTION 2.2, an amount equal to the aggregate Purchase Price of the Equipment being so sold and purchased, in each case, in immediately available funds remitted by wire transfer to the account specified by Lessee in the Delivery Date Notice to Lessee or directly to Vendors, as applicable, and (iii) Trustee, on behalf of the Certificate Purchasers, shall lease to Lessee the Equipment so transferred to Trustee and Lessee shall accept delivery of and lease from Trustee such Equipment pursuant to this Lease. Delivery of the Equipment to be purchased by Trustee on behalf of the

Certificate Purchasers on such Delivery Date shall be effected by the delivery by Lessee or the Vendor, as applicable, of one or more Bills of Sale or Purchase Order Assignments, as applicable, specifically identifying the Equipment delivered on such Delivery Date. Each Certificate Purchaser shall hold an undivided interest in each item of Equipment equal to such Certificate Purchaser's Commitment Percentage.

         2.4 TIME AND PLACE OF DELIVERY DATES. Each delivery of the Equipment shall take place on the Delivery Date set forth in the applicable Delivery Date Notice, subject to the following:

             (a) each Funding shall occur on the last Business Day of a calendar month on or after the date hereof and not later than the last day of the Commitment Period, it being understood that there may be a Funding without the consummation of a Delivery Date if Lessee has postponed such Delivery Date pursuant to SECTION 2.5, so long as such Delivery Date occurs not later than the last day of the Commitment Period;

             (b) each Delivery Date shall occur on the last Business Day of a calendar month (unless postponed in accordance with SECTION 2.5) on or after the date hereof and not later than the last day of the Commitment Period; and

             (c) in no event shall the aggregate amount advanced by the Certificate Purchasers exceed the Aggregate Commitment Amount, nor shall the aggregate amount advanced by any Certificate Purchaser exceed such Certificate Purchaser's Commitment.

         2.5 POSTPONEMENT OF DELIVERY DATE. In the event that the Certificate Purchasers shall make the Funding requested pursuant to a Delivery Date Notice and the applicable Delivery Date shall not have been consummated on the date specified in such Delivery Date Notice, Trustee, at the written request of Lessee received no later than 2:30 p.m., San Francisco time, on the scheduled Funding date, shall retain such funds in a deposit account maintained at the Trust Company for the benefit of the Certificate Purchasers; PROVIDED that this provision shall not be construed to require Trustee to invest such funds in interest-bearing accounts. No additional Delivery Date Notice shall be required to be given if such Delivery Date is postponed and thereafter consummated within five (5) Business Days of the Funding. If the Delivery Date is not consummated within such five (5) Business Day period, then Trustee shall refund to each Certificate Purchaser all amounts funded by such Certificate Purchaser, and Lessee shall pay to Trustee, for the account of each such Certificate Purchaser, any amounts due pursuant to SECTION 7.7(d) PLUS interest on all amounts funded by such Certificate Purchaser at the applicable Interest Rate.

         2.6 NATURE OF TRANSACTION. It is the intent of the parties that notwithstanding any provision of this Lease to the contrary: (a) the transaction contemplated hereby constitutes an operating lease from Trustee, on behalf of the Certificate Purchasers, to Lessee for purposes of Lessee's financial reporting, (b) the transaction contemplated hereby is a financing arrangement and preserves ownership in the Equipment in Lessee for Federal, state and local income tax, bankruptcy and UCC purposes, (c) this Lease grants a Lien in the Equipment and the other Collateral to Trustee, for the benefit of the Certificate Purchasers and (d) the obligations of Lessee to pay Capital Rent and Accrual Rent shall be treated as payments of principal and interest, respectively, on the loans made by Trustee to Lessee and, similarly, the Fundings made by the Certificate Purchasers to Trustee. EXCEPT as specifically provided for herein, Trustee, for the benefit of the Certificate Purchasers, shall retain title to the Equipment, free and clear of all Liens OTHER THAN Permitted Liens, as security for the obligations of Lessee under the Operative Documents. Lessee shall not have any right, title or interest in the Equipment EXCEPT as expressly set forth in this Lease. Each of the parties to this Lease agrees that it will not, nor will any Person controlled by it, or under common control with it, directly or indirectly, at any time take any action or fail to take any action with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the parties expressed in this SECTION 2.6. In furtherance of the foregoing neither Trustee nor any Certificate Purchaser will claim any federal, state or local tax attributes or benefit of ownership (including depreciation) of any of the Equipment for federal, state or local income tax purposes.

         2.7 REPLACEMENTS. Certificate Purchasers hereby agree that, if an item of Equipment is replaced pursuant to SECTION 6.1 then, upon satisfaction of the conditions to replacement set forth in SECTION 6.1, the replaced item shall be released from the Lien of this Lease and, upon the request of Lessee, they shall instruct Trustee to evidence such release by the execution and delivery of a termination statement release and such other documents as may be required to release the replaced item from this Lease and which are in form and substance satisfactory to the Required Certificate Purchasers and Lessee.

         2.8 NO WARRANTY. THE EQUIPMENT IS LEASED BY LESSEE "AS IS" IN ITS PRESENT OR THEN CONDITION, AS THE CASE MAY BE, SUBJECT TO (a) ANY RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (b) THE STATE OF TITLE THERETO EXISTING AT THE TIME CERTIFICATE PURCHASERS ACQUIRE THEIR RESPECTIVE INTEREST IN THE EQUIPMENT,
(c) ANY STATE OF FACT WHICH AN ACCURATE PHYSICAL INSPECTION MIGHT SHOW, AND LESSEE CONFIRMS THAT ITS EXECUTION AND DELIVERY OF EACH LEASE SUPPLEMENT SHALL CONSTITUTE ITS CERTIFICATION THAT IT HAS INSPECTED AND ACCEPTS, AS BETWEEN TRUSTEE, ADMINISTRATIVE AGENT AND THE CERTIFICATE PURCHASERS, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, EACH ITEM OF EQUIPMENT WHICH IS THE SUBJECT MATTER THEREOF, (d) ALL APPLICABLE LAWS, AND (e) ANY VIOLATIONS OF APPLICABLE LAWS WHICH MAY EXIST AT THE COMMENCEMENT OF THE RELATED LEASE TERM. LESSEE ACKNOWLEDGES AND AGREES THAT (i) EACH ITEM OF EQUIPMENT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE, (ii) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES, (iii) NONE OF THE CERTIFICATE PURCHASERS, ADMINISTRATIVE AGENT OR LEAD ARRANGER IS A MANUFACTURER THEREOF OR A DEALER IN PROPERTY OF SUCH KIND, (iv) NONE OF THE CERTIFICATE PURCHASERS, TRUSTEE, ADMINISTRATIVE AGENT OR LEAD ARRANGER SHALL BE LIABLE FOR ANY LATENT, HIDDEN OR PATENT DEFECT IN

ANY ITEM OF EQUIPMENT, OR THE FAILURE OF ANY ITEM OF EQUIPMENT TO COMPLY WITH APPLICABLE LAWS AND (v) NONE OF THE CERTIFICATE PURCHASERS, TRUSTEE, ADMINISTRATIVE AGENT OR LEAD ARRANGER HAS MADE, OR DOES OR WILL MAKE, (A) ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY SUCH ITEM OF EQUIPMENT IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE OR, EXCEPT AS EXPRESSLY PROVIDED IN
SECTION 13.3(a) OR 13.4(b), ANY REPRESENTATION, WARRANTY OR COVENANT WITH RESPECT TO THE TITLE OF ANY ITEM OF EQUIPMENT OR (B) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY ITEM OF EQUIPMENT, IT BEING AGREED THAT ALL RISKS, AS BETWEEN CERTIFICATE PURCHASERS, TRUSTEE, ADMINISTRATIVE AGENT AND LEAD ARRANGER, ON THE ONE HAND, AND LESSEE, ON THE OTHER HAND, SHALL BE BORNE BY LESSEE. Lessee hereby assigns to Trustee as further security for Lessee's obligations under this Lease, to the extent assignable, all of its interest, if any, in any warranties, covenants and representations of any Vendor of any item of Equipment and Trustee hereby assigns to Lessee for the Lease Term all of Trustee's interest in such warranties, covenants and representations (PROVIDED, that (x) such assignment by Trustee to Lessee shall be effective only during any period when no Default shall have occurred and be continuing and (y) any action taken by Lessee by reason of any such warranties, covenants or representations shall be at the sole expense of Lessee and shall be consistent with Lessee's obligations pursuant to this Lease). Notwithstanding the proviso set forth in the preceding sentence,
(1) Trustee agrees to use reasonable commercial efforts to keep Lessee apprised of any action taken by Trustee in connection with any such warranties, covenants and representations and (2) if a Default shall have occurred and remain in effect and Trustee shall have failed to take action in connection with any such warranties, covenants or representations, which action Lessee reasonably and in good faith believes should be taken, Lessee may notify Trustee in writing that Lessee intends to take such action (and Lessee shall be permitted to take such action) unless Trustee either itself takes such action or advises Lessee in writing that Lessee is prohibited from taking such action (and the reasons for such prohibition), in either case, within ten (10) Business Days of receipt of such notice from Lessee.

         2.9 LEGAL AND TAX REPRESENTATION. Each of Lessee, Guarantor, Trustee, Administrative Agent and each Certificate Purchaser acknowledges and agrees that none of the parties to this Lease has provided any assurances or covenants concerning the tax, accounting or legal characteristics of this Lease and that each of the parties to this Lease has obtained and relied on such tax, accounting and legal advice regarding this Lease and the other Operative Documents as it deems appropriate.

         2.10 COMPUTATIONS; CONCLUSIVE DETERMINATIONS.

             (a) All computations of accrued amounts pursuant to the Operative Documents shall be made on the basis of actual number of days elapsed in a 360-day year, unless otherwise specifically stated to the contrary in any such Operative Document. Administrative Agent shall, as soon as practicable but in no event later than 10:00 a.m. San Francisco time, two (2) Business Days prior to the effectiveness of each Rent Period, calculate the applicable Interest Rate and notify Lessee, Trustee and each Certificate Purchaser thereof; PROVIDED that the failure to give or receive any such notice shall not limit Lessee's obligations under this Lease.

             (b) Each determination of the Interest Rate pursuant to any provisions of this Lease or any of the other Operative Documents shall be conclusive and binding on Lessee and Certificate Purchasers in the absence of manifest error.


                                   ARTICLE III
                          CONDITIONS TO DELIVERY DATES

         The obligation of each Certificate Purchaser to make any Funding hereunder and of Trustee, on behalf of the Certificate Purchasers, to acquire title to and lease the Equipment to, Lessee, and for Lessee to cause the transfer of title to such Equipment to, and to lease such Equipment from, Trustee, on behalf of the Certificate Purchasers, on each Delivery Date, shall be subject to the fulfillment to the satisfaction of (including, with respect to writings that do not conform to any applicable Exhibit hereto, such writings being in form and substance reasonably satisfactory to Trustee, Administrative Agent and each Certificate Purchaser and, to the extent provided below, Lessee), or the waiver in writing by, Trustee, Administrative Agent and each Certificate Purchaser and Lessee, of the conditions precedent applicable to such party (PROVIDED that no action required to be taken by any such party or any of its Affiliates shall be a condition precedent to such party's obligations) set forth in this ARTICLE III on or prior to each Delivery Date (EXCEPT that the obligation of any party hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

         3.1 DELIVERY DATE NOTICE; INVOICES. Lessee shall have delivered to Trustee and Administrative Agent (for delivery by Trustee to each of the Certificate Purchasers), not later than 10:00 a.m., San Francisco time, and not later than the tenth (10th) Business Day prior to the proposed Delivery Date (or, in the case of the initial Delivery Date, not later than the fifth (5th) Business Day prior thereto), an irrevocable notice substantially in the form of EXHIBIT D (a "DELIVERY DATE NOTICE"), setting forth (i) the proposed Delivery Date (which proposed date shall be the last Business Day of a calendar month, OTHER THAN with respect to the initial Delivery Date which may be any Business
Day), (ii) a description (including model, make and serial number, if available) of each item of Equipment to be transferred to Trustee, on behalf of the Certificate Purchasers, and leased to Lessee on such Delivery Date, (iii) the respective Purchase Prices of such Equipment (which, for each Delivery Date OTHER THAN the final Delivery Date, shall be in an aggregate amount of not less than $10,000,000), and (iv) wire transfer instructions for the disbursement of funds. Concurrently with such Delivery Date Notice, Lessee shall deliver to Administrative Agent true and correct copies of the Vendor's invoices for each item of Equipment to be delivered on such Delivery Date. All Equipment identified in a Delivery Date

Notice shall be items of personal property sold under a Purchase Contract identified in SCHEDULE V, as the same may be updated from time to time. No Delivery Date shall occur later than the last day of the Commitment Period.

         3.2 BILL OF SALE OR PURCHASE ORDER ASSIGNMENT. Lessee shall have delivered to Trustee a fully-executed bill of sale in the form of EXHIBIT B (each a "BILL OF SALE") or Purchase Order Assignment transferring to Trustee, on behalf of the Certificate Purchasers, title to each item of Equipment to be leased by Trustee, on behalf of the Certificate Purchasers, to Lessee on such Delivery Date.

         3.3 LEASE SUPPLEMENTS. On each Delivery Date, Lessee and Trustee shall execute and deliver (with original counterparts for Administrative Agent and each Certificate Purchaser) a Lease Supplement substantially in the form of EXHIBIT F (a "LEASE SUPPLEMENT"), with any material changes to the form thereof subject to the approval of the Required Certificate Purchasers; PROVIDED, HOWEVER, only Trustee shall receive the Lease Supplement marked "Counterpart No. 1 - Trustee's Original Copy". The Lease Supplement to be executed and delivered by Lessee and Trustee on each Delivery Date shall set forth:

             (a) in Schedule I thereto, a description of and the Purchase Price for the Equipment (including any System) to be acquired by Trustee, on behalf of the Certificate Purchasers, and leased to Lessee on such Delivery Date; and

             (b) in Schedule II thereto, (i) a schedule of the installments of Capital Rent, (ii) the Payment Dates therefor payable during the Base Term and during each Renewal Term, (iii) the Applicable Percentage with respect to the end of the Base Term and each Renewal Term, and (iv) the Supplement Balance of such Lease Supplement as of the Delivery Date therefor and as of each Payment Date in the Base Term and each Renewal Term, assuming in each case that all installments of Capital Rent due and payable thereunder to and including such Payment Date have been paid.

The payments of Capital Rent under each Lease Supplement shall be in amounts such that, at the end of the Base Term and each Renewal Term, the Supplement Balance of such Lease Supplement shall be equal to the percentage specified for such date on SCHEDULE VI to this Lease MULTIPLIED BY the Supplement Balance of such Lease Supplement as of the Delivery Date on which such Lease Supplement was executed and delivered. Schedules I and II to each Lease Supplement shall be prepared by Administrative Agent and Lessee, and the items set forth in such Schedules shall be conclusive and binding upon Lessee for all purposes hereunder absent manifest error.

         3.4 FINANCING STATEMENTS; SUPPLEMENTAL SEARCHES; CONSENTS AND WAIVERS. Trustee shall have received (a) from Lessee to the extent not theretofore delivered pursuant to SECTION 2.1(i) or this Section, duly executed UCC financing statements (or amendments to financing statements, as applicable) covering all Equipment to be transferred to Trustee, on behalf of the Certificate Purchasers, and leased to Lessee on such Delivery Date, identifying Lessee as debtor and Trustee as secured party for the benefit of the Certificate Purchasers, and such financing statements (or amendments) shall have been filed in each applicable jurisdiction, (b), if required by Trustee (acting at the direction of the Required Certificate Purchasers), such Searches acceptable to Administrative Agent and counsel to the Certificate Purchasers as to Lessee, Guarantor and any applicable Sublessee (and any of their respective Affiliates as may be required by Administrative Agent) and the applicable Equipment (to the extent then obtained by any such party) from each appropriate state and county filing or recording office, each dated as close to the applicable Delivery Date as practicable, which Searches shall evidence Lessee's (or such other applicable Person's) ownership of any of the applicable Equipment free and clear of all Liens OTHER THAN Permitted Liens, and (c) such releases of liens, termination statements, landlord consents (from Facility landlords) and mortgagee consents (from Facility mortgagees) as may be necessary to ensure (i) a first priority security interest in the Equipment which may be deemed "fixtures" and thereby subject to prior Liens and (ii) the ability of Trustee and Certificate Purchasers to obtain access to such Facilities and remove the Equipment therefrom in connection with exercising their rights and remedies under the Operative Documents.

         3.5 PAYMENT OF IMPOSITIONS. All Taxes payable on or prior to each Delivery Date in connection with the execution, delivery, recording or filing of any of the Operative Documents, in connection with the filing of any of the financing statements (or amendments) and any other documents, in connection with the consummation of any other transactions contemplated hereby or by any of the other Operative Documents, shall have been paid in full by Lessee.

         3.6 NO CASUALTY. No Casualty shall have occurred with respect to any item of Equipment being delivered on such Delivery Date.

         3.7 REPRESENTATIONS AND WARRANTIES TRUE; ABSENCE OF DEFAULTS. Each of the representations and warranties made by or on behalf of Lessee, Guarantor, Trustee in its individual capacity, Administrative Agent in its individual capacity and each Certificate Purchaser under the Operative Documents shall be true on and as of each Delivery Date, and there shall exist no Default or Event of Default. With respect to any Sublessee that is to sublease any of the Equipment to be acquired by Trustee, on behalf of the Certificate Purchasers, on any Delivery Date, the representations and warranties made by or on behalf of such Sublessee shall be true on and as of such Delivery Date.

         3.8 SUBLEASE DOCUMENTS. In the event that on such Delivery Date any of the Equipment designated in the Delivery Date Notice is to be delivered to, and subleased by, any Sublessee (OTHER THAN Mandalay Bay Sublessee or any other applicable Sublessee to the extent the following conditions shall have then been satisfied as of the Closing Date or an earlier Delivery Date):

             (a) Such Sublessee and Lessee shall have executed a Sublease substantially in the form of EXHIBIT K and Lessee shall have delivered to Trustee the original thereof together with a fully-executed original Sublease Assignment substantially in the form of EXHIBIT L and a fully-executed Consent to Sublease Assignment substantially in the form of EXHIBIT C;

             (b) Administrative Agent shall have received reports acceptable to Administrative Agent and counsel to the Certificate Purchasers as to such Sublessee and the applicable Equipment substantially consistent with the requirements for searches and reports described in SECTION 2.1(h);

             (c) Each Certificate Purchaser, Administrative Agent, Trustee and their respective counsel shall have received an opinion (or opinions, as the case may be) of counsel to such Sublessee, substantially to the effect of the matters set forth in EXHIBIT H-1 and EXHIBIT H-2, respectively. By its execution of a Sublease, each Sublessee expressly authorizes such counsel to execute and deliver such opinions to the Persons designated in the preceding sentence; and

             (d) Trustee and Administrative Agent shall have received:

                  (i) on or prior to such Delivery Date, certificates of existence and good standing with respect to such Sublessee from the Secretary of State of its incorporation, dated no earlier than the 15th day prior to such Delivery Date;

                  (ii) on or prior to such Delivery Date, an Officer's Certificate of Sublessee, substantially in the form of EXHIBIT G-3, dated such Delivery Date, with respect to representations and warranties and absence of default; and

                  (iii) on or prior to such Delivery Date, a Certificate of the Secretary or Assistant Secretary of such Sublessee, substantially in the form of EXHIBIT J-3, dated such Delivery Date, with respect to the governing documents, resolutions and incumbent officers of such Sublessee.

         3.9 CONSENTS AND APPROVAL. On or prior to such Delivery Date, all necessary consents, approvals and authorizations of, and declarations, registrations and filings with, Governmental Agencies and nongovernmental Persons required to consummate the transactions contemplated by this Lease shall have been obtained or made by Lessee (or any Sublessee, if applicable) and shall be in full force and effect.

         3.10 INSURANCE. Trustee and Administrative Agent shall have received (and each Certificate Purchaser shall have received a copy of) a current certificate to the effect that insurance complying with SECTION 6.2 of this Lease (and, in connection with the initial Delivery Date, reasonably acceptable to the Required Certificate Purchasers) is in full force and effect.

         3.11 PROCEEDINGS SATISFACTORY, ETC. All proceedings taken in connection with such Delivery Date and all documents relating thereto shall be reasonably satisfactory to Lessee, Guarantor, each applicable Sublessee, each Creditor, and their respective counsel, and each such

Person shall have received copies of such documents as they may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each such Person.

         3.12 SUPPLEMENTAL APPRAISALS. At least five (5) Business Days prior to such Delivery Date, Trustee, Administrative Agent and the Certificate Purchasers shall have received an Appraisal from the Appraiser to their satisfaction opining, with respect to any Equipment proposed to be delivered on such Delivery Date that was not covered in any "final" (as opposed to a preliminary) Appraisal previously delivered to Trustee, Administrative Agent and the Certificate Purchasers, that:

             (a) the Fair Market Value of the Equipment identified in the Delivery Date Notice preceding and relating to such Delivery Date is at least equal to the Purchase Price for such Equipment;

             (b) the estimated Fair Market Value of such Equipment at the end of the Base Term and each Renewal Term shall be not less than the product of
     (i) the difference between the scheduled portion of the Supplement Balance(s) allocable to such Equipment and the Applicable Percentage Amount for such Equipment as of each such date MULTIPLIED BY (ii) 3.

             (c) the remaining economic useful life of such Equipment is not less than 6 3/4 years; and

             (d) the values set forth in subsection (a) above include a reasonable factor for an increase in inflation as specified in such Appraisal.

         3.13 FURTHER ASSURANCES, ETC. Each Creditor shall have received such other and further instruments, duly executed, acknowledged (if appropriate) and delivered, as any such Creditor reasonably have requested in connection with such Delivery Date and the applicable Operative Documents.

         3.14 TRANSACTION COSTS. On or prior to such Delivery Date, Lessee shall have paid to Trustee, for the benefit of Trustee, Administrative Agent and the Certificate Purchasers, any Transaction Costs invoiced to Lessee not less than three (3) days prior to such Delivery Date and not previously paid. Such payment shall be made by wire transfer of immediately available funds to the account specified for the Person to whom such payment is due.

         3.15 REDUCTION OF COMMITMENT - GUARANTOR LOAN AGREEMENT. On or prior to such Delivery Date, Lessee shall have delivered (or caused to be delivered) to Administrative Agent (for delivery by Administrative Agent to the Certificate Purchasers) written evidence satisfactory to Administrative Agent that following the Closing Date Guarantor shall have permanently and irrevocably reduced the "Commitment" (as such term is used and defined in the Guarantor Loan Agreement or, if then applicable, any Replacement Loan Agreement), by an aggregate amount not less than the cumulative aggregate amount of Fundings made by the

Certificate Purchasers, giving effect to the Fundings requested in the applicable Delivery Date Notice.


                                   ARTICLE IV
                          LEASE TERM, RENT AND PAYMENT

         4.1 LEASE TERM. Unless earlier terminated in accordance with the terms hereof, the term of this Lease shall consist of (a) the Interim Period, (b) a base period commencing on and including the last day of the Interim Period and ending on but not including the second anniversary thereof (the "BASE TERM") and
(c) any exercised Renewal Terms (collectively, the "LEASE TERM").

         4.2 LEASE RENEWAL. Lessee may elect to renew this Lease for up to two
(2) successive one-year renewal terms with respect to all, but not less than all, of the Equipment then subject to this Lease (each, a "RENEWAL TERM") as provided in ARTICLE XI.

         4.3 RENT PAYMENTS. On each Payment Date during the Interim Period and on the last day of the Interim Period, Lessee shall pay to Trustee, for the benefit of the Certificate Purchasers, an amount equal to the aggregate amount of Interim Rent accrued during the Rent Period then ended with respect to all Equipment subject to each Lease Supplement. Thereafter on each Payment Date during the remaining Lease Term, Lessee shall pay to Trustee, for the benefit of the Certificate Purchasers, an installment payment of rent consisting of (a) Capital Rent as set forth opposite the applicable Payment Date on Schedule II to each Lease Supplement and (b) Accrual Rent for the applicable Rent Period on the outstanding Lease Balance (collectively, "BASIC RENT"). Scheduled installments of Basic Rent shall be adjusted pursuant to SECTION 6.1. All payments of Supplemental Rent (OTHER THAN Casualty Amounts or amounts payable by Lessee pursuant to ARTICLE XI hereof) shall be payable within three (3) Business Days of written demand therefor or as otherwise specified herein.

         4.4 PLACE AND MANNER OF PAYMENT. Rent and all other sums due to Trustee, Administrative Agent or any Certificate Purchaser hereunder shall be paid in immediately available funds and if payable to Trustee, Administrative Agent or to a Certificate Purchaser, at the office of Trustee, Administrative Agent or such Certificate Purchaser specified on Schedule II, or at such other office of Trustee, Administrative Agent or any Certificate Purchaser as such Person may from time to time specify to Lessee in a notice pursuant to this Lease. All such payments shall be received by Trustee, Administrative Agent or Certificate Purchaser, as applicable, not later than 11:00 a.m., San Francisco time, on the date due; funds received after such time shall for all purposes under the Operative Documents be deemed to have been received by Trustee, Administrative Agent or such Certificate Purchaser on the next succeeding Business Day. Any payments received by Trustee not later than 11:00 a.m., San Francisco time, shall be paid by Trustee to the Certificate Purchasers in immediately available funds no later than 1:00 p.m., San Francisco time, on the same day and any payments received by Trustee from or on behalf of Lessee after 11:00 a.m., San Francisco time, shall be paid to the Certificate

Purchasers as soon after receipt as practicable, but not later than 1:00 p.m., San Francisco time, on the next succeeding Business Day.

         4.5 NET LEASE. This Lease is a net lease and Lessee's obligation to pay all Rent, indemnities and other amounts payable hereunder shall be absolute and unconditional under any and all circumstances and, without limiting the generality of the foregoing, Lessee shall not be entitled to any abatement or reduction of Rent or any setoff against Rent, indemnity or other amount, whether arising by reason of any past, present or future claims of any nature by Lessee against Trustee or any other Creditor or otherwise. EXCEPT as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of Lessee be otherwise affected: (a) by reason of any defect in the condition, merchantability, design, construction, quality or fitness for use of, damage to, or loss of possession or use, obsolescence or destruction, of any or all of the Equipment, however caused; or (b) EXCEPT as expressly provided in
SECTION 6.1 with respect to the adjustment of Basic Rent, by the taking or requisitioning of any or all of the Equipment by Condemnation or otherwise; or
(c) by the invalidity or unenforceability or lack of due authorization by Trustee, Administrative Agent, any Certificate Purchaser, Lessee, Guarantor or other infirmity of this Lease or any other Operative Document; or (d) by the attachment of any Lien of any third party to any item of Equipment; or (e) by any prohibition or restriction of or interference with Lessee's use of any or all of the Equipment by any Person; or (f) by the insolvency of or the commencement by or against Trustee, Administrative Agent or any Certificate Purchaser of any bankruptcy, reorganization or similar proceeding; or (g) by any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties that all Rent, indemnities and other amounts payable by Lessee hereunder shall be payable in all events in the manner and at the times herein provided unless Lessee's obligations in respect thereof have been terminated or modified pursuant to the express provisions of this Lease. To the extent permitted by Applicable Laws, Lessee hereby waives any and all rights which it may now have or which may at any time be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease, in whole or in part, EXCEPT strictly in accordance with the express terms hereof. Each rental, indemnity or other payment made by Lessee hereunder shall be final, and Lessee shall not seek to recover (EXCEPT as expressly provided in this Lease) all or any part of such payment from Trustee, Administrative Agent or any Certificate Purchaser for any reason whatsoever. Without affecting Lessee's obligation to pay Rent or other amounts payable hereunder, nothing in this SECTION 4.5 shall preclude or limit Lessee's right to seek or claim damages or other relief for a breach by any of Trustee (in its individual capacity or as Trustee or both), Administrative Agent (in its individual capacity or as Administrative Agent or both) or any Certificate Purchaser of any of its representations, warranties, covenants, agreements or other obligations under this Lease or any other Operative Document.

         4.6 OVERDUE AMOUNTS. Lessee shall pay to Trustee, for the benefit of the applicable Creditors, on demand, interest (at a rate per annum (the "DEFAULT RATE") which is two percent (2%) above the Interest Rate in effect from time to time) on any overdue amount of Rent, Lease Balance, Casualty Amount or any other payment due under this Lease and (to the extent permitted by Applicable Laws) interest from the date due (not taking into account any grace period) until payment is made.

         4.7 NO TERMINATION OR ABATEMENT. Lessee shall remain obligated under this Lease in accordance with its terms and, consistent with the intention of the parties expressed in SECTIONS 2.6 and 15.1, shall not take any action to terminate (EXCEPT as expressly permitted by this Lease), rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting Trustee, Administrative Agent or any Certificate Purchaser, or any action with respect to this Lease which may be taken by any custodian, receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of such Person. Lessee hereby waives all right (i) to terminate or surrender this Lease (EXCEPT as expressly permitted by this Lease) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, non-compulsory counterclaim or defense with respect to any Rent. Lessee shall remain obligated under this Lease in accordance with its terms, and Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease and, notwithstanding any such statute or otherwise, Lessee shall be bound by all of the terms and conditions contained in this Lease.


                                    ARTICLE V
                    POSSESSION, ASSIGNMENT, USE, MAINTENANCE
                          AND SUBSTITUTION OF EQUIPMENT

         5.1 POSSESSION AND USE OF EQUIPMENT; COMPLIANCE WITH LAWS. Lessee agrees that the Equipment will be used and operated in compliance with any and all Applicable Laws, PROVIDED, HOWEVER, that Lessee may at its own expense, contest the validity or application of any such Applicable Laws pursuant to a Permitted Contest. Subject to Lessee's contest rights under this Lease, Lessee shall procure and maintain in effect all licenses, registrations, certificates, permits, approvals and consents required by Applicable Laws or by any Governmental Agency in connection with the ownership, delivery, installation, use and operation of each item of Equipment and, as applicable, any System. Lessee shall not (a) use, operate, maintain or store any System, item of Equipment or any portion thereof in violation of SECTION 5.3 or any Insurance Requirement; (b) EXCEPT as set forth in SECTION 5.2, sell, assign or transfer any of its rights hereunder or in any item of Equipment, or directly or indirectly create, incur or suffer to exist any Lien on any of its rights hereunder or in any item of Equipment, EXCEPT for Permitted Liens; or (d) EXCEPT in connection with the return of the Equipment pursuant to ARTICLE XVI and any maintenance or repair thereof, permit any item of Equipment to be located in any jurisdiction OTHER THAN a jurisdiction where all action necessary to perfect the Lien of Trustee, on behalf of the Certificate Purchasers, on such Equipment shall have been taken and completed. Lessee will, for the benefit of the Certificate Purchasers, defend Trustee's title to the Equipment.

         5.2 SUBLEASES AND ASSIGNMENTS.

             (a) LESSEE SHALL NOT, WITHOUT THE PRIOR WRITTEN CONSENT OF TRUSTEE AND THE REQUIRED CERTIFICATE PURCHASERS, SUBLEASE OR ASSIGN, TRANSFER OR ENCUMBER ITS RIGHTS, INTERESTS OR OBLIGATIONS HEREUNDER AND ANY ATTEMPTED SUBLEASE, RELINQUISHMENT, ASSIGNMENT, TRANSFER OR ENCUMBERING BY LESSEE SHALL BE NULL AND VOID, EXCEPT as provided in this SECTION 5.2. Each sublease entered into in accordance with this SECTION 5.2 shall be referred to as a "Sublease" and each sublessee under any Sublease (including Mandalay Bay Sublessee) shall be referred to as a "Sublessee".

             (b) Notwithstanding the foregoing, (i) Lessee shall sublease the Systems and items of Equipment pertaining to the Mandalay Bay Project on each applicable Delivery Date to Mandalay Bay Sublessee pursuant to the terms of the Mandalay Bay Sublease and (ii), so long as no Default or Event of Default shall have occurred and be continuing, Lessee MAY sublease all or any portion of the Equipment that does not pertain to the Mandalay Bay Project (PROVIDED that, no System shall be "split" among more than one Sublessee) (A) to a direct or indirect wholly-owned Subsidiary of Guarantor without the prior written consent of Certificate Purchasers or Trustee and
     (B) to any other Person with the prior written consent of each of the Certificate Purchasers (and with notice to Trustee and Administrative Agent); PROVIDED, that any Sublease (including the Mandalay Bay Sublease) entered into pursuant to this SECTION 5.2 must satisfy each of the following conditions:

                  (1) each Sublease shall be expressly subject and subordinate to this Lease and the Liens created hereby, and to the applicable Lease Supplement(s) and shall be in writing and expressly prohibit any further assignment, sublease or transfer (EXCEPT (x) to a wholly-owned Subsidiary of Guarantor conducting operations at the Facility where the applicable Equipment is to be located and used,
             (y) in the case of the Mandalay Bay Sublease, as may be expressly provided for in such Sublease, and (z) in the case of any Sublease to Circus Circus Mississippi, Inc., a Mississippi corporation, as may be expressly provided for in such Sublease, the assignment and sublease provisions of which Sublease shall parallel the assignment and sublease provisions of the Mandalay Bay Sublease);

                  (2) all of Lessee's right, title and interest in, to and under each Sublease shall be pledged by Lessee to Trustee, for the benefit of the Certificate Purchasers, as collateral for Lessee's obligations under the Operative Documents, by delivery of an executed copy for UCC purposes, to Trustee, for the benefit of the Certificate Purchasers, and Lessee shall do any further act and execute, acknowledge, deliver, file, register and record any further documents which Trustee (pursuant to a request under

             Article IV of the Trust Agreement) may reasonably request in order to create, perfect, preserve and protect Trustee's security interest in such Sublease;

                  (3) although Lessee shall have the right to delegate to any
             Sublessee, in respect of such Sublessee's subleased Equipment, all or any of Lessee's obligations (as between such Sublessee and Lessee) hereunder, Lessee shall nonetheless remain primarily liable hereunder for the performance of all of the terms of this Lease to the same extent as if such Sublease had not been entered into;

                  (4) such Sublease shall not contain a purchase option in favor of the Sublessee or any other provision pursuant to which the Sublessee may obtain record or beneficial title to any item of Equipment leased thereunder from Lessee;

                  (5) such Sublease shall prohibit the Sublessee from making any alterations or modifications to any item of Equipment that would violate this Lease;

                  (6) such Sublease shall require the Sublessee to maintain each item of Equipment subleased thereunder in accordance with SECTION 5.3;

                  (7) Lessee shall not, without Trustee's prior written consent
             (which shall be given upon instruction by Required Certificate Purchasers) , permit or consent to any renewal or extension of a Sublease at any time when a Default or Event of Default has occurred and is continuing; and

                  (8) Lessee shall notify Trustee and Administrative Agent (on behalf of each Certificate Purchaser) in writing not less than thirty (30) days prior to entering into any Sublease (OTHER THAN the Mandalay Bay Sublease or any Sublease entered into with any wholly-owned Subsidiary of Guarantor in which case only ten (10) days notice shall be required), which notice shall include (w) a description of the Equipment to be leased thereunder, (x) the name and address of the applicable Sublessee and the name, address and telephone number of a contact employee of such Sublessee, (y) the street address, city, county and State where such Equipment will be located during the term of such Sublease and (z) the provision of this SECTION 5.2 pursuant to which such Sublease has been entered into.

         The liability of Lessee with respect to this Lease, the Lease Supplements and each of the other Operative Agreements shall not be altered or affected in any way by the existence of any Sublease.

         5.3 MAINTENANCE. At all times during the term of this Lease, Lessee shall, at its own cost and expense, cause the Equipment to be maintained, repaired and preserved in accordance with the terms of all manufacturer's warranties and all contracts in as good an operating condition, repair and appearance as when originally delivered, ordinary wear and tear excepted, and in any event in accordance with standards no lower than the highest of those applied by Lessee or any of its Affiliates (including Guarantor and its Subsidiaries) to similar equipment owned or leased by it and as required to maintain all manufacturer's warranties relating to the Equipment. Lessee shall maintain or cause to be maintained, and shall permit Trustee, Administrative Agent and Certificate Purchasers to inspect, all records, logs and other materials required by any Governmental Agency having jurisdiction over the Equipment or Lessee, to be maintained in respect of each item of Equipment. Lessee hereby waives any right now or hereafter conferred by law to make repairs on the Equipment at the expense of Trustee, Administrative Agent or any Certificate Purchaser.

         5.4 ALTERATIONS, MODIFICATIONS, ETC.

             (a) In case any System, item of Equipment, or any component, part or appliance therein (each, a "PART") is required to be altered, added to, replaced or modified in order to comply with any Applicable Laws (a "REQUIRED ALTERATION") pursuant to SECTIONS 5.1 or 5.3 hereof, Lessee agrees to make or cause to be made such Required Alteration at its own expense. Lessee, directly or through any applicable Sublessee, shall have the right to make any modification, alteration or improvement to any System or item of Equipment (herein referred to as a "PERMITTED MODIFICATION"), or to remove any Part which has become worn out, broken or obsolete, PROVIDED in each case that Lessee continues to be in compliance with SECTIONS 5.1 and 5.3 hereof, that no Default or Event of Default then exists and that any such Permitted Modification (a) will not decrease the economic value of the applicable System or item of Equipment or impair its originally intended use or function or decrease its economic useful life and (b) will not cause such System or item of Equipment to become suitable for use only by Lessee. In the event any Permitted Modification (i) is readily removable without impairing the value or use which the System or item of Equipment would have had at such time had such Part not been affixed or placed to or made a component of such System or item of Equipment (a "REMOVABLE PART"),
     (ii) is not a Required Alteration and (iii) is not a Part which replaces any Part originally incorporated or installed in or attached to or made a component of such System or item of Equipment with a value in excess of $250,000 on the date on which such System or item of Equipment became subject to this Lease, or any Part in replacement of or substitution for any such original Part (each an "ORIGINAL PART"), any such Permitted Modification, if no Default or Event of Default is continuing, shall be and remain the property of Lessee. To the extent such Permitted Modification is not a Removable Part, or is a Required Alteration or an Original Part, the same shall immediately and automatically be and become the property of Trustee, for the benefit of the Certificate Purchasers, and subject to the terms of this Lease. Any Required Alterations, and any Parts installed or replacements made by Lessee upon any System or item of Equipment pursuant to its obligation to maintain and keep the Equipment in good order, operating condition and repair under SECTION 5.3 (collectively, "REPLACEMENT PARTS") and all other Parts which become the property of Trustee, for the benefit of Certificate Purchasers, pursuant to this Lease shall be considered, in each case, accessions to such System or item of Equipment and title thereto or security interest therein shall be immediately and automatically vested in Trustee, for the benefit of the Certificate Purchasers. All Replacement Parts shall be free and clear of all Liens (OTHER THAN Permitted Liens) and shall be in as good an operating condition as, and shall have a value and utility substantially equal to, or better than the replaced Parts, assuming such replaced Parts and the relevant System or Equipment were immediately prior to such replacement or the event or events necessitating such replacement in the condition and repair required to be maintained by the terms hereof. Any Part (OTHER THAN a Removable Part) at any time removed from any System or item of Equipment shall remain subject to the interests of Trustee and the Certificate Purchasers under the Operative Documents, no matter where located, until such time as such Part shall be replaced by a Part which has been incorporated or installed in or attached to such System or item of Equipment and which meets the requirements for a Replacement Part specified above.

             (b) In addition to the foregoing, Lessee shall have the option, so long as no Default or Event of Default shall have occurred and be continuing, to replace any System (a "REPLACED SYSTEM") with a replacement System (a "REPLACEMENT SYSTEM"), subject to the following conditions:

                  (i) any such Replacement System shall satisfy one of the
             following conditions: (x) the Replacement System shall consist of items of new Equipment of identical manufacture and model as the Equipment comprising the Replaced System, (y) such Replacement System shall have a utility, an Appraised Value and a remaining economic useful life at least equal to those of the Replaced System immediately prior to such replacement, assuming that the Replaced System was in the condition and repair required to be maintained by the terms of this Lease, and Lessee shall have provided to Trustee and Administrative Agent (for delivery to the Certificate Purchasers), at Lessee's expense, an appraisal satisfactory to Trustee and each Certificate Purchaser in their sole and absolute discretion with respect to the determination of such utility, Appraised Value and remaining economic useful life or (z) such Replacement System shall otherwise be acceptable to each of the Certificate Purchasers in its respective sole and absolute discretion;

                  (ii) Lessee shall satisfy each of the conditions set forth in
             SECTIONS 2.1 and ARTICLE III of this Lease insofar as the same apply to Equipment or Systems generally; and

                  (iii) Lessee shall not remove the Replaced System from the location set forth on SCHEDULE I to the Delivery Date Notice pursuant to which the Replaced System was delivered until such time as it has executed all documents reasonably requested by Trustee or any Certificate Purchaser to perfect the security interest of Trustee, for the benefit of the Certificate Purchasers, in the Replacement System.

     Any Replacement System substituted in accordance with this SECTION 5.4(b) shall thereafter be considered a System for all purposes of this Lease.

             (c) No later than forty-five (45) days after the end of each Fiscal Quarter of Lessee, Lessee shall deliver to Trustee, for the benefit of the Certificate Purchasers, a Bill of Sale evidencing the conveyance by Lessee to Trustee, for the benefit of Certificate Purchasers, of all Replacement Parts and Replacement Systems not previously evidenced by a Bill of Sale and such other documents in respect of such Part, Parts, System or Systems as the Required Certificate Purchasers may reasonably request in order to confirm that title to such Part, Parts, System or Systems has passed to Trustee, for the benefit of the Certificate Purchasers, as hereinabove provided. All replacements pursuant to this SECTION 5.4 shall be purchased by Lessee with its own funds. There shall be no obligation on the part of Trustee or any Certificate Purchaser to pay for or otherwise finance any such replacement.

         5.5 OPTIONAL EQUIPMENT SUBSTITUTIONS. Subject to the terms and conditions set forth below, Lessee shall have the right to substitute items of Equipment or Systems (each, a "SUBSTITUTION ITEM" or "SUBSTITUTION SYSTEM", as applicable) for items of Equipment or Systems which it then leases (or has theretofore proposed to lease) under this Lease. For purposes hereof, "Substitution Items" and "Substitution Systems" are different from Replacement Parts and Replacement Systems in that Substitution Items and Substitution Systems are intended to mean items of equipment or systems that are not originally contemplated to be subject to this Lease. Lessee's substitution right pursuant to this SECTION 5.5 shall be subject to the following conditions:

             (a) Lessee shall have delivered a written notice to Administrative Agent on behalf of the Certificate Purchasers specifying: (i) its desire to substitute a Substitution Item for the substituted item of Equipment or Substitution System for the substituted System, (ii) a description of the intended Substitution Item or Substitution System, as applicable, and (iii) a proposed closing date for such substitution (the "SUBSTITUTION DATE");

             (b) Lessee shall have delivered to Administrative Agent on behalf of the Certificate Purchasers not less than thirty (30) days prior to the proposed Substitution Date any and all further information regarding the intended Substitution Item or Substitution System, as applicable, as may be reasonably required by Administrative Agent or any Certificate Purchaser for the purpose of evaluating the intended Substitution Item or Substitution System, as applicable, and whether it should be deemed acceptable substitution property for the substituted item of Equipment or System, as the case may be;

             (c) Any Substitution Item or Substitution System, as applicable, shall (i) have the same or greater Fair Market Value, economic useful life and utility as the substituted item of Equipment or System, as the case may be, and (ii) relate, complement or otherwise be materially associated with the business of Lessee and its Affiliates;

             (d) No Default or Event of Default shall have occurred and be continuing; and

             (e) Administrative Agent, acting at the direction of the Required Certificate Purchasers, shall have approved the Substitution Item or Substitution System, as applicable, as qualifying Equipment (such approval right of the Certificate Purchasers to be exercised reasonably from the perspective of secured creditors) and Lessee shall have otherwise satisfied such terms and conditions regarding the inclusion of such Substitution Item or Substitution System, as applicable, as Equipment as may be reasonably required by Administrative Agent, acting at the direction of the Required Certificate Purchasers, on or before the Substitution Date.

Upon a permitted substitution of Equipment or System, as applicable, pursuant to this SECTION 5.5 and receipt of notification thereof from Administrative Agent, Trustee shall execute such documents as may be required to release the substituted item of Equipment or System, as applicable, from the terms of this Lease, at Lessee's expense. Upon such substitution pursuant to this SECTION 5.5, the substituted item of Equipment or Substitution System, as applicable, shall become the property of Lessee, and title thereto shall automatically vest in Lessee upon such permitted substitution.

         5.6 LIENS. Lessee will not directly or indirectly create, incur, assume or suffer to exist any Lien (OTHER THAN Permitted Liens) on or with respect to
(a) any item of Equipment or any Part thereof or any other Collateral, Trustee's or any Certificate Purchaser's title thereto, or any interest therein or (b) this Lease or any of Trustee's or any Certificate Purchaser's interests hereunder, and Lessee, at its own expense, will promptly pay, satisfy and otherwise take such actions as may be necessary to keep this Lease and the Equipment free and clear of, and to duly discharge or eliminate or bond in a manner satisfactory to Trustee and the Required Certificate Purchasers, any such Lien not excepted above if the same shall arise at any time. Lessee will notify Trustee and Administrative Agent in writing promptly upon becoming aware of any Tax or other Lien (OTHER THAN any Lien excepted above) that shall attach to any of the Equipment, and the reasonable details thereof. Without limiting the foregoing, Lessee shall not assign or pledge any of its rights under any Sublease to any Person OTHER THAN Trustee, for the benefit of Certificate Purchasers.

                                   ARTICLE VI
                             RISK OF LOSS; INSURANCE

         6.1 CASUALTY. Upon the occurrence of a Casualty prior to or during the term of this Lease, Lessee shall give Trustee and Administrative Agent prompt written notice thereof (a "CASUALTY NOTICE"). The Casualty Notice shall specify whether Lessee will:

             (a) pay to Trustee, for the benefit of the Certificate Purchasers, the Casualty Amount of the Equipment suffering such Casualty (PROVIDED that if the Equipment suffering such Casualty is part of a System and, as a result of such Casualty, such System, taken as a whole, shall have suffered a Casualty, then Lessee shall pay to Trustee, for the benefit of Certificate Purchaser, a Casualty Amount for such System), which payment (together with any Supplemental Rent (whether arising as a result of SECTION 7.7(d) or otherwise) then due) shall be made no later than the later of (i) sixty (60) days after the occurrence of the Casualty or (ii) the next scheduled Payment Date occurring after such Casualty (the "CASUALTY SETTLEMENT DATE"), PROVIDED that in any event the Casualty Settlement Date shall be no later than the last day of the Lease Term; or

             (b) replace such Equipment with respect to which the Casualty has occurred pursuant to the following provisions of this SECTION 6.1;

PROVIDED, that upon the occurrence and during the continuance of a Default or Event of Default, Lessee shall be obligated, at the option of the Required Certificate Purchasers, to make the payments referred to in CLAUSE (a) above and shall not be entitled to exercise any right of replacement pursuant to CLAUSE
(b).

         If Lessee has elected, or is required, to pay the Casualty Amount pursuant to CLAUSE (a) above, Lessee shall continue to make all payments of Rent due under this Lease until and including the Casualty Settlement Date. Upon payment of the Casualty Amount in respect of any item of Equipment suffering a Casualty on such Casualty Settlement Date, the remaining scheduled payments of Capital Rent shall be proportionately reduced by an amount equal to the product of the scheduled amount of such Capital Rent payment (determined in each case prior to the receipt of such Casualty Amount), MULTIPLIED BY the Affected Equipment Value Fraction of such item of Equipment suffering such Casualty, and the Supplement Balance shall be appropriately adjusted to reflect such reduction in the remaining scheduled payments of Capital Rent.

         If Lessee has given notice that it intends to replace the item of Equipment suffering such Casualty and such replacement is permitted under this
SECTION 6.1, or if Lessee is required to replace the item of Equipment suffering such Casualty pursuant to the terms of this Lease, then Lessee shall make subject to this Lease, not more than sixty (60) days after the date of such Casualty Notice, a replacement for such item of Equipment meeting the suitability standards hereinafter set forth, PROVIDED, HOWEVER, that such 60-day period shall be extended for a period equivalent to any period of delay caused by Force Majeure PROVIDED, FURTHER that such extension period shall not exceed thirty (30) days. To be suitable as replacement Equipment, an item must be of the same general type, year of construction (or a later year of construction), function, utility, state of repair and operating condition (immediately preceding the Casualty assuming that such Equipment had been maintained in accordance with the terms of SECTION 5.3) as the Equipment suffering the Casualty, must have a value of not less than the Appraised Value (as set forth in the Appraisal of the Equipment suffering the Casualty for the date (the "DETERMINATION DATE") set forth in the Appraisal closest to the date of such replacement) of the Equipment suffering the Casualty (EXCEPT as otherwise provided in the immediately succeeding paragraph) and, if the Casualty pertained to a System, taken as a whole, then the value of such System, after giving effect to such replacement, shall not be less than the Appraised Value of such System (as set forth in the Appraisal of such System for the Determination Date) and be free and clear of any Liens OTHER THAN Permitted Liens. Lessee shall cause a Bill of Sale and new Schedule I to the applicable Lease Supplement to be executed and delivered to Trustee and Administrative Agent (on behalf of the Certificate Purchasers) in order to subject such replacement item to this Lease, and upon such execution and delivery and the receipt by Trustee and Administrative Agent (on behalf of the Certificate Purchasers) of (i) evidence reasonably satisfactory to them of Lessee's compliance with the insurance provisions of SECTION 6.2 with respect to such replacement item, and (ii) an opinion of counsel to Lessee in form and substance reasonably satisfactory to Trustee, Administrative Agent and the Certificate Purchasers opining, among other things, to the effect that all appropriate filings, recordings and other acts have been taken to protect the right, title and interest of Trustee, on behalf of the Certificate Purchasers, in such replacement item and that no other filing, recording, deposit, or giving of notice with or to any Governmental Agency is necessary to protect such right, title and interest in such replacement item, such replacement item shall be deemed "Equipment" for all purposes hereof.

         Notwithstanding the foregoing requirements for replacement of Equipment, if the replacement item has a Fair Market Value of less than the Appraised Value of the Equipment suffering the Casualty or, in the case of a Casualty pertaining to a System, of the System taken as a whole, but the conditions specified in the preceding paragraph would otherwise be satisfied, then Lessee may replace the Equipment or System, as applicable, suffering the Casualty with such item so long as the following conditions are satisfied:
(i) Trustee, Administrative Agent and Lessee shall have received an appraisal of the replacement item (or System, as the case may be) from an Appraiser, which appraisal shall determine the Fair Market Value of the replacement item (or System, as applicable) as of the date of replacement, the end of the Base Term and each Renewal Term (EXCEPT for such periods as have then already elapsed), (ii) Trustee shall have received, as Supplemental Rent, an amount equal to the excess of the Appraised Value of the replaced Equipment (or System, as applicable) as of the Determination Date over the Appraised Value of the replacement item (or System, as applicable) as of the date of replacement, (iii) all conditions set forth in the preceding paragraph shall have been satisfied (EXCEPT for the requirement that the replacement item have a value of not less than the Appraised Value of the Equipment suffering the Casualty) and (iv) Lessee shall have delivered a new Schedule I and
Schedule II to the Lease Supplement covering the replaced Equipment (or System, as applicable) and such new Schedules shall be in form and substance reasonably satisfactory to Required Certificate Purchasers, such new Schedule I shall describe the replacement Equipment (or

System, as applicable) and the Fair Market Value thereof and such new
Schedule II shall reflect such adjustments to the installments of Capital Rent and remaining Supplemental Rent as necessary so that (x) the Equipment (or System, as applicable) suffering the Casualty shall be treated as if the Casualty Amount with respect thereto had been paid pursuant to SECTION 6.1, and all reductions of Capital Rent and Supplement Balance made pursuant to this SECTION 6.1, (y) the replacement item shall be treated as if it was purchased on such replacement date for a purchase price equal to the value set forth in the appraisal thereof with an amortization schedule (to be attached to the Lease Supplement) that reflects the decay curve as set forth in such appraisal, and (z), if the Casualty pertained to a System, taken as a whole, such System after replacement of the applicable items of Equipment, shall have the same function and utility, taken as a whole. After giving effect to any replacement pursuant to the preceding sentence, the "Purchase Price" of the replacement Equipment shall be deemed to be the Fair Market Value thereof, as set forth for the date of such replacement in the Appraisal delivered in connection with such replacement, for all purposes of this Lease and the other Operative Documents.

         If Trustee has received the amount payable with respect to the Casualty and all other amounts due hereunder including amounts payable under SECTION 6.1(a) and no Default or Event of Default shall have occurred and be continuing, Lessee shall be entitled to receive from Trustee the proceeds of any recovery in respect of the Equipment from insurance or otherwise ("CASUALTY RECOVERIES"), and Trustee, subject to the rights of any insurer insuring the Equipment as provided herein, shall execute and deliver to Lessee, or to its assignee or nominee, a quitclaim bill of sale (without representations or warranties EXCEPT that the Equipment is free and clear of Lessor Liens) for the Equipment, and such other documents as may be required to release the Equipment from the terms of this Lease, in such form as may reasonably be requested by Lessee. All fees, costs and expenses relating to a substitution as described herein shall be borne by Lessee. EXCEPT as otherwise provided in this SECTION 6.1, Lessee shall not be released from its obligations hereunder in the event of, and shall bear the risk of, any Casualty to any item of Equipment prior to or during the term of this Lease and thereafter until all of Lessee's obligations hereunder are fully performed.

         Any payments (including insurance proceeds) in an amount less than $500,000 received at any time by Trustee or Lessee from any Governmental Agency or other party with respect to any loss or damage to any item of Equipment not constituting a Casualty will be paid to or retained by Lessee to be applied directly in payment of repairs or for replacement of property in accordance with the provisions of SECTIONS 5.1 and 5.3, if not already paid by Lessee, or if already paid by Lessee and no Default or Event of Default shall have occurred and be continuing, shall be applied to reimburse Lessee for such payment, and any balance remaining after compliance with said Sections with respect to such loss or damage shall be retained by Lessee; PROVIDED, that in the event that any Default or Event of Default so exists, Trustee shall hold such proceeds as collateral security for the obligations of Lessee under this Lease during the continuance of such Default or Event of Default.

         EXCEPT FOR ANY OF THE FOLLOWING OCCURRING AS A RESULT OF THE EXISTENCE OR ENFORCEMENT OF A LESSOR LIEN, LESSEE HEREBY ASSUMES

ALL RISK OF LOSS, DAMAGE, THEFT, TAKING, DESTRUCTION, CONFISCATION, REQUISITION, COMMANDEERING, TAKING BY EMINENT DOMAIN OR CONDEMNATION, PARTIAL OR COMPLETE, OF OR TO EACH ITEM OF EQUIPMENT, HOWEVER CAUSED OR OCCASIONED, SUCH RISK TO BE BORNE BY LESSEE WITH RESPECT TO EACH ITEM OF EQUIPMENT FROM THE DATE OF THIS LEASE, AND CONTINUING UNTIL SUCH EQUIPMENT HAS BEEN RETURNED TO TRUSTEE IN ACCORDANCE WITH THE PROVISIONS OF ARTICLE XVI. LESSEE AGREES THAT NO OCCURRENCE SPECIFIED IN THE PRECEDING SENTENCE SHALL IMPAIR, IN WHOLE OR IN PART, ANY OBLIGATION OF LESSEE UNDER THIS LEASE, INCLUDING, WITHOUT LIMITATION, THE OBLIGATION TO PAY RENT.

         6.2 INSURANCE COVERAGES. Lessee shall at all times, at its expense, cause to be carried and maintained with financially sound and reputable insurers, (a) insurance against risks of physical loss or damage with respect to the Equipment; (b) liability insurance against claims for bodily injury, death or property damage; and (c) such other insurance including workmen's compensation and business interruption insurance, in each case as is generally carried by owners of similar facilities and equipment in the jurisdiction where such Equipment is located; in each case, in such amounts and against such risks as are then customary for equipment and property similar in use, PROVIDED that, in each case, such insurance shall be maintained in amounts, with deductibles and from reputable and financially sound insurance companies each as is consistent with Guarantor's practices for equipment similar to the Equipment, and PROVIDED further that, with respect to liability insurance described in CLAUSE (b), such insurance shall be in an amount not less than $100,000,000 per occurrence. All liability insurance shall name Trustee and the Certificate Purchasers as additional insureds, and all casualty insurance with respect to the Equipment shall name Trustee and the Certificate Purchasers as loss payees, as their interests may appear. All proceeds of property and casualty insurance of $5,000,000 or less shall be paid directly to Lessee and applied to the repair, restoration or replacement of the damaged Equipment and such proceeds in excess of $5,000,000 shall be paid to Trustee for distribution to Lessee upon receipt by Trustee and Administrative Agent of invoices or other appropriate evidence of repair, restoration or replacement of the damaged Equipment. Each policy referred to in this SECTION 6.2 shall provide that (i) it will not be canceled or its limits reduced, or allowed to lapse without renewal, EXCEPT after not less than thirty (30) days' written notice to Trustee and the Certificate Purchasers, (ii) solely with respect to the insurance referenced in clause (a) of this SECTION 6.2, the interests of Trustee and the Certificate Purchasers shall not be invalidated by any act or negligence of, or breach of representation or warranty by, Lessee or any Person having an interest in any Equipment, (iii) such insurance is primary with respect to any other insurance carried by or available to Trustee and/or any Certificate Purchaser, (iv) the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Trustee and the Certificate Purchasers; (v) the insurer shall waive any right to claim any premiums or commission against Trustee or any Certificate Purchaser; and (vi) such policy shall contain a cross-liability clause providing for coverage of Trustee and each Certificate Purchaser as if separate policies had been issued to each of them. Lessee will notify Trustee and Administrative Agent (on behalf of the Certificate Purchasers) promptly of any policy cancellation, reduction in policy limits, modification or amendment.

         6.3 INSURANCE CERTIFICATES. Prior to the initial Delivery Date, and thereafter not less than fifteen (15) days prior to the expiration dates of the expiring policies theretofore delivered pursuant to SECTION 6.2, Lessee shall deliver to Trustee certificates issued by the insurer(s) or Lessee's insurance broker for the insurance maintained pursuant to SECTION 6.2; PROVIDED, HOWEVER, that if the delivery of any certificate is delayed, Lessee shall not be deemed to be in violation of the obligation to deliver such certificate if, within such 15-day period, Lessee delivers the certificate upon receipt thereof. Upon the reasonable request of Trustee and the Required Certificate Purchasers, Lessee will furnish to Trustee and the Certificate Purchasers an opinion of an independent insurance broker of recognized standing, evidencing the maintenance of all insurance required hereunder.


                                   ARTICLE VII
                                 INDEMNIFICATION

         7.1 GENERAL INDEMNIFICATION. Whether or not the transactions contemplated hereby are consummated, to the fullest extent permitted by Applicable Laws, Lessee hereby (x) waives and releases any Claims now or hereafter existing against any Indemnitee on account of, and (y) agrees to indemnify, protect, defend, save and keep harmless each Indemnitee on an after-tax basis (in accordance with SECTION 7.5) from and against, any and all Claims of every kind and nature whatsoever that may be imposed on, incurred by, or asserted against any Indemnitee, which are not directly and primarily caused by the gross negligence or willful misconduct of the Indemnitee (PROVIDED that the indemnification provided under this SECTION 7.1 shall specifically include matters based on or arising from the negligence of any Indemnitee), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the initial Delivery Date or after the Termination Date, and which relates in any way to or arises in any way out of:

             (a) any of the Operative Documents or any of the transactions contemplated thereby, or any investigation, litigation or proceeding in connection therewith, and any amendment, modification or waiver in respect thereof;

             (b) the Mandalay Bay Project (or any other Facility at which any portion of the Equipment is at any time located), the Equipment or any part thereof, or any interest in any of the foregoing;

             (c) the acquisition, mortgaging, design, manufacture, re-manufacture, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, titling or retitling, transfer of title, registration or re-registration, redelivery, use, operation, condition, financing, refinancing, return or other application of all or any part of any interest in the Equipment or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) on any of the Equipment, including (i) Claims or penalties arising from any violation of Applicable Laws (OTHER THAN any such violation primarily caused by the Indemnitee) or in tort (strict liability or otherwise), (ii) loss of or damage to the environment (including investigation costs, cleanup costs, response costs, remediation and removal costs, costs of corrective action, costs of financial assurance, and all other damages, costs, fees and expenses, fines and penalties, including natural resource damages), or death or injury to any Person, and any mitigative action required by or under Environmental Laws, (iii) latent or other defects, whether or not discoverable, and (iv) any Claim for patent, trademark or copyright infringement;

             (d) the sale or other disposition of any of the Equipment, including any disposition pursuant to the Sale Option, Purchase Option or as a result of the exercise of remedies;

             (e) the offer, issuance, sale or delivery of the Certificates;

             (f) the breach by Lessee of any representation or warranty made by it or deemed made by it in any Operative Document;

             (g) the transactions contemplated hereby or by any other Operative Document in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any Prohibited Transaction described in Section 4975(c) of the Code;

             (h) any Claims related to the Release from the Mandalay Bay Project (or any other applicable Facility upon or at which any of the Equipment is located) or any of the Equipment of any substance into the environment, including Claims arising out of the use of any Equipment for the transportation or storage of any Hazardous Material;

             (i) any failure on the part of Lessee to perform or comply with any of the terms of any Operative Document; or

             (j) any other agreement entered into or assumed by Lessee in connection with any item of Equipment.

It is expressly understood and agreed that this SECTION 7.1 shall not apply to Claims to the extent resulting from:

                  (A) Taxes (such Claims being subject to SECTION 7.2), EXCEPT with respect to (1) taxes or penalties included in Claims described in CLAUSE (g) above, and (2) any payment necessary to make payments under this SECTION 7.1 in accordance with SECTION 7.5;

                  (B) as to an Indemnitee, Lessor Liens which such Indemnitee is responsible for discharging under the Operative Documents;

                  (C) the gross negligence or willful misconduct of such
             Indemnitee or any Affiliate or any of their respective agents, officers, directors, servants or employees thereof;

                  (D) the incorrectness of any representation or warranty by such Indemnitee in any Operative Document;

                  (E) the failure by any such Indemnitee to perform or observe any term, agreement, or covenant on its part required to be performed or observed in any Operative Document, EXCEPT to the extent such failure results from an Event of Default;

                  (F) the offer or sale by or on behalf or for the account of such Indemnitee of any Certificate or any interest in any of the Collateral (OTHER THAN arising in connection with the Sale Option, the Purchase Option or the exercise of rights or remedies following an Event of Default); and

                  (G) any expense to any Indemnitee solely attributable to the appointment of a successor Trustee, OTHER THAN any appointment of a successor Trustee, that is either (x) with the prior written consent of Lessee or (y) in connection with any Event of Default.

             7.2 GENERAL TAX INDEMNITY.

             (a) Lessee shall pay, defend, indemnify and hold each Indemnitee harmless on an after-tax basis (in accordance with SECTION 7.5) from any and all United States federal, state and local Taxes and foreign Taxes imposed on or with respect to or in connection with any Indemnitee, the Equipment or any portion thereof, any Operative Document, Lessee or any sublessee or user of any Equipment, howsoever imposed, whether levied or imposed upon or asserted against any Indemnitee, any Equipment, or any part thereof, by any Governmental Agency (including for this purpose any federal, state or local Governmental Agency in the United States and any Governmental Agency of a foreign country), upon or with respect to:

                  (i) the acquisition, mortgaging, design, manufacture,
             re-manufacture, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, purchase, ownership, possession, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, titling or retitling, transfer of title, registration or re-registration, redelivery, use, operation, condition, financing, refinancing, sale, return or other application or disposition of all or any part of any interest in the

             Equipment or the imposition of any Lien (or incurrence of any liability to refund or pay over any amount as a result of any
             Lien) thereon,

                  (ii) Basic Rent or Supplemental Rent or the receipts or
             earnings arising from or received with respect to the Equipment or any part thereof, or any interest therein or any applications or dispositions thereof,

                  (iii) any other amount paid or payable pursuant to this Lease, the Certificates or any other Operative Documents,

                  (iv) the Equipment or any part thereof or any interest
             therein,

                  (v) all or any of the Operative Documents, any other documents contemplated thereby and any amendments and supplements thereto, and

                  (vi) otherwise with respect to or in connection with the
             transactions contemplated by the Operative Documents;

     PROVIDED, HOWEVER, that the indemnification obligation of this SECTION 7.2(a) shall not apply to (1) Taxes which are based upon or measured by the Indemnitee's gross receipts and gross or net income or which are expressly in substitution for, or relieve Indemnitee from, any actual Tax based upon or measured by Indemnitee's gross receipts and gross or net income; (2) Taxes characterized under local law as franchise, capital stock, net worth, or shareholder's capital or substantially similar Taxes however denominated (EXCLUDING, however, any value-added, license, property or similar Equipment-related Taxes); and (3) if no Event of Default shall have occurred and be continuing, Taxes based upon the voluntary transfer, assignment or disposition by Trustee or any Certificate Purchaser of any interest in any of the Equipment (OTHER THAN transfers pursuant to the exercise of the Sale Option or the Purchase Option, or any other transfer to Lessee or otherwise pursuant to this Lease). Notwithstanding the proviso of the preceding sentence of this SECTION 7.2(a), Lessee shall pay or reimburse, and indemnify and hold harmless, any Indemnitee which is not incorporated under the laws of the United States or a state thereof and which has timely and correctly complied with SECTION 7.2(c), from any deduction or withholding of any United States Federal income tax.

     All of the indemnities contained in this SECTION 7.2 shall continue in full force and effect notwithstanding the expiration or earlier termination of this Lease in whole or in part, including the termination of this Lease with respect to any item of Equipment or all of the Equipment, and are expressly made for the benefit of, and shall be enforceable by, each Indemnitee.

             (b) Lessee at such time as it identifies such reports and returns, will promptly notify Trustee and Administrative Agent (on behalf of the Certificate Purchasers) of all reports or returns required to be made with respect to any Tax with respect to which Lessee is required to indemnify hereunder, and will, if permitted by Applicable Laws, file the same. If Lessee is not permitted to so file, but is permitted to prepare such reports or returns, Lessee shall prepare such reports or returns for signature by Trustee or the applicable Certificate Purchaser and shall forward the same, together with immediately available funds for payment of any Tax due, to Trustee or such Certificate Purchaser, at least ten (10) days in advance of the date such payment is to be made. Upon written request, Lessee shall furnish Trustee or any Certificate Purchaser with copies of all paid receipts or other appropriate evidence of payment for all Taxes paid by Lessee pursuant to this SECTION 7.2.

             (c) Before it signs and delivers this Lease or before it becomes a Certificate Purchaser, each Certificate Purchaser not incorporated under the laws of the United States or a state thereof, agrees that it will have delivered to each of Lessee and Trustee two duly completed copies of United States Internal Revenue Service Form W-8 and 1001 or 4224, certifying in either case that such Certificate Purchaser is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes. Each Certificate Purchaser which so delivers a Form W-8 and 1001 or 4224 further undertakes to deliver to each of Lessee and Trustee two additional copies of such form (or a successor form) or a new form as may be required by applicable Tax regulations on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Lessee or Trustee, in each case certifying that such Certificate Purchaser is entitled to receive payments under the Operative Documents without deduction or withholding of any United States Federal income taxes, unless an event (including any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Certificate Purchaser from duly completing and delivering any such form with respect to it and such Certificate Purchaser advises Lessee and Trustee that it is not capable of receiving payments without any withholding of United States Federal income tax.

             (d) If a Certificate Purchaser or Trustee or Administrative Agent shall become aware that it is entitled to receive a refund in respect of any Taxes paid or indemnified by Lessee under this SECTION 7.2 it shall notify Lessee and shall, promptly after receipt of a request by Lessee, apply for and pursue such a refund. If any Certificate Purchaser or Trustee or Administrative Agent receives a refund in respect of Taxes for which such Certificate Purchaser, Trustee or Administrative Agent has received payment or indemnification from Lessee hereunder it shall promptly upon receipt pay such refund to Lessee together with any interest that it received with payment of such refund.

             (e) A Certificate Purchaser or Trustee or Administrative Agent claiming any amounts payable pursuant to this SECTION 7.2 shall use reasonable efforts to file any certificate or document requested by Lessee (to the extent that such party is legally permitted to do so) and to change the jurisdiction of its office applicable to the Operative Documents if the making of such filing or change would avoid the need for or reduce the amount of any amounts that may thereafter accrue PROVIDED that such efforts would not result in the incurrence by such Certificate Purchaser, Trustee or Administrative Agent of any material cost for which Lessee has not provided such security or indemnity as may be reasonably required by such Certificate Purchaser, Trustee or Administrative Agent to indemnify it in full for such cost.

         7.3 EXCESSIVE USE INDEMNITY. In the event that at the end of the Lease
Term: (a) Lessee elects the Sale Option; and (b) after paying to Trustee, for the benefit of the Certificate Purchasers, any Rent then due and payable, Proceeds and the Sale Recourse Amount, Trustee does not have sufficient funds to make all payments then due on the Certificates, then Lessee shall promptly pay over to Trustee, for the benefit of the Certificate Purchasers, the shortfall. In the event Lessee is required to pay any shortfall pursuant to the preceding sentence, Trustee shall, at Lessee's expense, engage an appraiser of nationally recognized standing reasonably acceptable to the Required Certificate Purchasers to determine (by appraisal methods acceptable to the Required Certificate Purchasers in their sole discretion) the Appraised Value of the Equipment as of the last day of the Lease Term. Unless (and to the extent) such appraisal reflects that the decline in value in the Equipment from that anticipated for such date (as set forth in the original Appraisal delivered with respect to the Equipment on the applicable Delivery Date(s) therefor) was due to excessive or extraordinary use, failure to maintain or replace, failure to use, workmanship or method of installation or removal or any other cause or condition within the power of Lessee to control or affect (any of the foregoing constituting an "Excessive Use Occurrence"), Lessee shall be entitled to a refund (and the Certificate of Purchasers agree to promptly remit any such refund to Lessee) of that portion of the shortfall previously paid by Lessee NOT due to an Excessive Use Occurrence.

         7.4 CLAIMS PROCEDURE. An Indemnitee shall, after obtaining knowledge thereof, promptly notify Lessee of any Claim as to which indemnification is sought; PROVIDED, HOWEVER, that the failure to give such notice shall not release Lessee from any of its obligations under this ARTICLE VII, except to the extent that failure to give notice of any action, suit or proceeding against Indemnitee shall have a material adverse effect on Lessee's ability to defend such Claim or recover proceeds under any insurance policies maintained by Lessee hereunder. Lessee shall, after obtaining knowledge thereof, promptly notify each Indemnitee of any indemnified Claim affecting such Person. Subject to the provisions of the following paragraph and PROVIDED that no Default or Event of Default shall have occurred and be continuing, Lessee shall at its sole cost and expense be entitled to control the defense of each such Claim; PROVIDED further, that Lessee shall keep the Indemnitee which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnitee with all information with respect to such proceeding as such Indemnitee shall reasonably request.

         Notwithstanding any of the foregoing to the contrary, Lessee shall not be entitled to control and assume responsibility for the defense of such claim or liability if in the good faith opinion of such Indemnitee, there exists a conflict of interest such that it is advisable for such Indemnitee to retain control of such proceeding or such claim or liability involves the possibility of criminal sanctions or criminal liability to such Indemnitee. In such circumstances, the Indemnitee shall be entitled to control and assume responsibility for the defense of such claim or liability, PROVIDED that the Indemnitee shall use reasonable commercial efforts to keep the Lessee apprised of the status of such proceeding and shall provide Lessee with all non-confidential and non-privileged information with respect to such proceeding as Lessee shall reasonably request in writing. In any event, Lessee shall pay the reasonable costs and expenses of such defense. In addition, any Indemnitee may participate in any proceeding controlled by Lessee pursuant to this SECTION
7.4 at its own expense. Lessee may in any event participate in all such proceedings at its own costs. Nothing contained in this SECTION 7.4 shall be deemed to require an Indemnitee to contest any Claim or assume responsibility for or control of any judicial proceeding with respect thereto nor shall any failure of an Indemnitee to keep Lessee apprised of any Claim or to provide Lessee requested information in connection with any Claim affect in any manner Lessee's, Guarantor's or any Sublessee's obligations under any of the Operative Documents.

         The Indemnitee shall supply Lessee with such information as is available to the Indemnitee and is requested by Lessee as in the reasonable opinion of counsel to Lessee is necessary or advisable for Lessee to control or participate in any proceeding to the extent permitted by this SECTION 7.4. Unless such Indemnitee waives its right to be indemnified with respect to a Claim under this ARTICLE VII or, in the reasonable opinion of the Indemnitee, such Claim exposes such Indemnitee to any risk of criminal liability, no Indemnitee shall enter into a settlement or other compromise with respect to such Claim without the prior written consent of Lessee, which consent shall not be unreasonably withheld or delayed, PROVIDED that no such consent shall be required if a Default or Event of Default shall have occurred and be continuing. Each Indemnitee further agrees, in the case of any Claim covered by any policy of insurance maintained pursuant to SECTION 6.2, to cooperate with the insurers in the exercise of their rights to investigate, defend or compromise such Claim as may be reasonably required by such policy to maintain the insurance coverage provided. In the event Lessee proposes to settle the defense of any Claim and such Indemnitee determines in its good faith reasonable judgment that such proposed settlement would have a material adverse effect on such Indemnitee unrelated to the transactions contemplated by the Operative Documents, then such Indemnitee shall have the right to not enter into such proposed settlement and to assume the contest of such Claim. In such event, Lessee shall be relieved of any further obligation to defend such Claim and shall be released of any obligation to indemnify in respect of such Claim in excess of the liability Lessee would have accepted if such proposed settlement had been consummated. To the extent that any Indemnitee in fact receives complete and full indemnification payments from or on behalf of Lessee under the indemnification provisions of this ARTICLE VII (or its insurers), Lessee shall, without any further action, be subrogated to the extent of such payment to such Indemnitee's rights (OTHER THAN rights in respect of insurance policies maintained by such Indemnitee at its own expense), with respect to the transaction or event requiring or giving rise to such Claim.

         7.5 GROSS UP. If an Indemnitee shall not be entitled at any time to a substantially corresponding and equal deduction, credit, offset, refund or other tax benefit with respect to any payment or Tax which Lessee is required to pay or reimburse under any other provision of this ARTICLE VII (each such payment or reimbursement under this ARTICLE VII, an "ORIGINAL PAYMENT") and which original payment constitutes income to such Indemnitee, then Lessee shall pay to such Indemnitee on demand the amount of such original payment on a gross-up basis such that, after subtracting all Taxes imposed on such Indemnitee with respect to such original payment by Lessee (including any Taxes otherwise excluded from the indemnification provided under SECTION 7.2 and assuming for this purpose that such Indemnitee was subject to taxation at the highest federal marginal rates applicable to widely held corporations and the actual state or local rate then applicable to such Indemnitee for the year in which such income is taxable), such payments shall be equal to the original payment to be received (net of any credits, deductions, offsets, refunds or other tax benefits that arise from the payment by such Indemnitee of any amount, including Taxes, for which the payment to be received is made).

         7.6 INCREASED COMMITMENT COSTS. If any Certificate Purchaser shall determine that the introduction after the Closing Date of any applicable law, rule, regulation or guideline regarding capital adequacy, or any change therein or any change in the interpretation or administration thereof by any central bank or other Governmental Agency charged with the interpretation or administration thereof, or compliance by such Certificate Purchaser (or its Eurodollar Office) or any corporation controlling the Certificate Purchaser, with any request, guidelines or directive regarding capital adequacy (whether or not having the force of law) of any such central bank or other authority, affects or would affect the amount of capital required or expected to be maintained by such Certificate Purchaser or any corporation controlling such Certificate Purchaser and (taking into consideration such Certificate Purchaser's or such corporation's policies with respect to capital adequacy and such Certificate Purchaser's desired return on capital) determines that the amount of such capital is increased, or the rate of return on capital is reduced, as a consequence of its obligations under the Operative Documents, then, within five (5) Business Days after demand of such Certificate Purchaser, Lessee shall pay to such Certificate Purchaser, from time to time as specified by such Certificate Purchaser additional amounts sufficient to compensate such Certificate Purchaser in light of such circumstances, to the extent reasonably allocable to such obligations under the Operative Documents. Each Certificate Purchaser shall endeavor to assure that each demand made of Lessee under this Section affords treatment to Lessee which is substantially similar to that which such Certificate Purchaser affords to its other similarly situated customers.

         7.7 EURODOLLAR COSTS AND RELATED MATTERS.

             (a) If, after the date hereof, the existence or occurrence of any Special Eurodollar Circumstance shall:

                  (i) subject any Certificate Purchaser or its Eurodollar Office to any tax, duty or other charge or cost with respect to any Funding on a Eurodollar Rate basis (in each case, a "EURODOLLAR RATE INVESTMENT"), its Certificate evidencing such Eurodollar Rate Investments or its obligation to make Eurodollar Rate Investments, or shall change the basis of taxation of payments to any Certificate Purchaser of the principal of or interest on any Eurodollar Rate Investment or any other amounts due under the Operative Documents or in respect of any Eurodollar Rate Investment, its Certificate evidencing Eurodollar Rate Investments or its obligation to make Eurodollar Rate Investments, EXCLUDING, with respect to each Creditor, and any Affiliate or Eurodollar Office thereof, (A) Taxes imposed on or measured in whole or in part by its net income, gross income or gross receipts or capital and franchise taxes imposed on it, (B) any withholding Taxes or other Taxes based on gross income (OTHER THAN withholding Taxes and Taxes based on gross income resulting from or attributable to any change in any law, rule or regulation or any change in the interpretation or administration of any law, rule or regulation by any Governmental Agency) or (C) any withholding Taxes or other Taxes based on gross income for any period with respect to which it has failed to provide Lessee and Trustee with the appropriate form or forms required by SECTION 7.2(c), to the extent such forms are then required by Applicable Laws;

                  (ii) impose, modify or deem applicable any reserve not
             applicable or deemed applicable on the date hereof (INCLUDING any reserve imposed by the Board of Governors of the Federal Reserve System, BUT EXCLUDING the Eurodollar Reserve Percentage taken into account in calculating the Eurodollar Rate), special deposit, capital or similar requirements against assets of, deposits with or for the account of, or credit extended by, any Certificate Purchaser or its Eurodollar Office; or

                  (iii) impose on any Certificate Purchaser or its Eurodollar
             Office or the Designated Eurodollar Market any other condition materially affecting any Eurodollar Rate Investment, its Certificate evidencing Eurodollar Rate Investments, its obligation to make Eurodollar Rate Investments or any of the Operative Documents, or shall otherwise materially affect any of the same;

     and the result of any of the foregoing, as determined by such Certificate Purchaser, increases the cost to such Certificate Purchaser or its Eurodollar Office of making or maintaining any Eurodollar Rate Investment or in respect of its Certificate evidencing Eurodollar Rate Investments or its obligation to make Eurodollar Rate Investments or reduces the amount of any sum received or receivable by such Certificate Purchaser or its Eurodollar Office with respect to any Eurodollar Rate Investment, its Certificate evidencing Eurodollar Rate Investments or its obligation to make Eurodollar Rate Investments (assuming such Certificate Purchaser's Eurodollar Office had funded 100% of its Eurodollar Rate Investment in the Designated Eurodollar Market), then, PROVIDED THAT such Certificate Purchaser makes demand upon Lessee (with a copy to Trustee within ninety (90) days following the date upon which it becomes aware of any such event or circumstance, Lessee shall within five (5) Business Days pay to such Certificate Purchaser such additional amount or amounts as will compensate such Certificate Purchaser for such increased cost or reduction (determined as though such Certificate Purchaser's Eurodollar Office had funded 100% of its Eurodollar Rate Investment in the Designated Eurodollar Market). Lessee hereby indemnifies each Certificate Purchaser against, and agrees to hold each Certificate Purchaser harmless from and reimburse such Certificate Purchaser within five (5) Business Days after demand for (without duplication) all costs, expenses, claims, penalties, liabilities, losses, legal fees and damages incurred or sustained by each Certificate Purchaser in connection with the Operative Documents, or any of the rights, obligations or transactions provided for or contemplated herein, as a result of the existence or occurrence of any Special Eurodollar Circumstance. A statement of any Certificate Purchaser claiming compensation under this subsection and setting forth the additional amount or amounts to be paid to it hereunder shall be conclusive in the absence of manifest error. Each Certificate Purchaser agrees to endeavor promptly to notify Lessee of any event of which it has Actual Knowledge, occurring after the Closing Date, which will entitle such Certificate Purchaser to compensation pursuant to this Section and agrees to designate a different Eurodollar Office if such designation will avoid the need for or reduce the amount of such compensa tion and will not, in the judgment of such Certificate Purchaser, otherwise be materially disadvantageous to such Certificate Purchaser. If any Certificate Purchaser claims compensation under this Section, Lessee may at any time, upon at least four (4) Business Days' prior notice to Trustee and such Certificate Purchaser and upon payment in full of the amounts provided for in this Section through the date of such payment PLUS any prepayment fee required by SECTION 7.7(d), pay in full the affected Eurodollar Rate Investments of such Certificate Purchaser or request that such Eurodollar Rate Investments be converted to investments based on the Base Rate (each, a "BASE RATE INVESTMENT"). To the extent that any Certificate Purchaser which receives any payment from Lessee under this Section later receives any funds which are identifiable as a reimbursement or rebate of such amount from any other Person, such Certificate Purchaser shall promptly refund such amount to Lessee.

             (b) If the existence or occurrence of any Special Eurodollar Circumstance shall, in the opinion of any Certificate Purchaser, make it unlawful, impossible or impracticable for such Certificate Purchaser or its Eurodollar Office to make, maintain or fund any Eurodollar Rate Investment, or materially restrict the authority of such Certificate Purchaser to purchase or sell, or to take deposits of, Dollars in the Designated Eurodollar Market, or to determine or charge interest rates based upon the Eurodollar Rate, and such Certificate Purchaser shall so notify Trustee, then such Certificate Purchaser's obligation to make Eurodollar Rate Investments shall be suspended for the duration of such illegality, impossibility or impracticability and Trustee forthwith shall give notice thereof to the Certificate Purchasers, Administrative Agent and Lessee. Upon receipt of such notice, the outstanding principal amount of such Certificate Purchaser's Eurodollar Rate Investments, together with accrued interest thereon, automatically shall be converted to Base Rate Investments on either (i) the last day of the Rent Period applicable to such Eurodollar Rate Investments if such Certificate Purchaser may lawfully continue to maintain and fund such Eurodollar Rate Investments to such day(s) or (ii) immediately if such Certificate Purchaser may not lawfully continue to fund and maintain such Eurodollar Rate Investments to such day(s), PROVIDED that in such event the conversion shall not be subject to payment of a prepayment fee under SECTION 7.7(d). Each Certificate Purchaser agrees to endeavor promptly to notify Lessee of any event of which it has Actual Knowledge, occurring after the Closing Date, which will cause that Certificate Purchaser to notify Trustee under this SECTION 7.7(b), and agrees to designate a different Eurodollar Office if such designation will avoid the need for such notice and will not, in the judgment of such Certificate Purchaser, otherwise be disadvantageous to such Certificate Purchaser. In the event that any Certificate Purchaser is unable, for the reasons set forth above, to make, maintain or fund its portion of any Funding as a Eurodollar Rate Investment, such Certificate Purchaser shall fund such amount as a Base Rate Investment for the same period of time, and such amount shall be treated in all respects as a Base Rate Investment. Any Certificate Purchaser whose obligation to make Eurodollar Rate Investments has been suspended under this SECTION 7.7(b) shall promptly notify Trustee and Lessee of the cessation of the Special Eurodollar Circumstance which gave rise to such suspension.

             (c) If, with respect to any proposed Funding:

                  (1) the Required Certificate Purchasers reasonably determine that, by reason of circumstances affecting the Designated Eurodollar Market generally that are beyond the reasonable control of the Certificate Purchasers, deposits in Dollars (in the applicable amounts) are not being offered to any Certificate Purchaser that is a commercial bank in the Designated Eurodollar Market for the applicable Rent Period; or

                  (2) the Required Certificate Purchasers advise Trustee that the Eurodollar Rate as determined by the Trustee (i) does not represent the effective pricing to such Certificate Purchasers for deposits in Dollars in the Designated Eurodollar Market in the relevant amount for the applic able Rent Period, or (ii) will not adequately and fairly reflect the cost to such Certificate Purchasers of making the applicable Eurodollar Rate Investments;

         then Trustee forthwith shall give notice thereof to Lessee, Trustee and the Certificate Purchasers, whereupon until Trustee notifies Lessee that the circumstances giving rise to such suspension no longer exist, the obligation of the Certificate Purchasers to make any future Eurodollar Rate Investments shall be suspended.

             (d) Upon payment or prepayment of any Eurodollar Rate Investment, (OTHER THAN as the result of a conversion required under SECTION 7.7(b)), on a day other than the last day in the applicable Rent Period (whether voluntarily, involuntarily, by reason of acceleration, or otherwise) or if delivery of Equipment is not made on the Delivery Date specified in any Delivery Date Notice delivered by Lessee, Lessee shall pay to the appropriate Certificate Purchaser that has made a Funding with respect thereto within five (5) Business Days after demand a prepayment fee or a failure to fund fee, as the case may be (determined as though 100% of the Funding had been made in the Designated Eurodollar Market) equal to the SUM of:

                  (i) principal amount of the Eurodollar Rate Investment prepaid
             (or not funded, as the case may be) TIMES the quotient of (A) the number of days between the date of prepayment (or failure to fund, as applicable) and the last day in the applicable Rent Period, DIVIDED BY (B) 360, TIMES the applicable Interest Differential (PROVIDED that the product of the foregoing formula must be a positive number); PLUS

                  (ii) all out-of-pocket expenses incurred by the Certificate
             Purchaser reasonably attributable to such payment or prepayment.

Each Certificate Purchaser's determination of the amount of any prepayment fee payable under this SECTION 7.7(d) shall be conclusive in the absence of manifest error.


                                  ARTICLE VIII
                           EVENTS OF DEFAULT; REMEDIES

         8.1 EVENTS OF DEFAULT. The following shall constitute events of default (each an "EVENT OF DEFAULT") hereunder:

             (a) (i) any payment of Interim Rent or Basic Rent shall not be paid within two (2) Business Days after the date when due, (ii) any payment of Purchase Option Exercise Amount, Sale Recourse Amount or any amount due pursuant to SECTION 7.3, 11.4 or 11.5 shall not be paid on the date due; or
     (iii) any payment of Supplemental Rent (OTHER THAN Supplemental Rent described in the preceding CLAUSE (ii)) or any other payment payable by Lessee hereunder or under any other Operative Document (including any amount payable pursuant to ARTICLE VII to the extent not included in the preceding CLAUSE (ii)) shall not be paid within ten (10) Business Days after the date when due;

             (b) any representation or warranty of Lessee, Guarantor or any Sublessee contained in any Operative Document to which such Person is a party or in any document furnished to any Creditor in connection therewith shall be incorrect or incomplete in any material respect when made, deemed made or reaffirmed, as the case may be and, in the case of any Sublessee that is not a Subsidiary of Guarantor, which is reasonably likely to result in a Material Adverse Effect;

             (c) a default shall occur in the performance or observance of any term, covenant, condition or agreement to be performed or observed (i) on the part of Lessee under SECTION 5.2, SECTION 6.2, or ARTICLE XI, or (ii) on the part of the Guarantor under SECTION 13.2(a)(xi) hereof in any respect that is materially adverse to the interests of the Creditors, or SECTIONS 13.2(b) or (e) hereof.

             (d) a default shall occur in the performance or observance of any term, covenant, condition or agreement to be performed or observed (i) on the part of Lessee under SECTION 5.1, SECTION 5.3 or SECTION 5.4 of this Lease, or (ii) on the part of Guarantor under SECTION 13.2(c)(ii), and such default shall continue unremedied for a period of ten (10) Business Days after the earlier of the date on which any Senior Officer of Lessee or Guarantor, as applicable, shall have Actual Knowledge of such default and the date on which Lessee or Guarantor receives written notice thereof from Trustee, Administrative Agent or any Certificate Purchaser;

             (e) Lessee, Guarantor or any Sublessee that is a Subsidiary of Guarantor shall default in the performance or observance of any other term, covenant, condition or agreement on its part to be performed or observed hereunder or under any Operative Document to which such Person is a party (and not constituting an Event of Default under any other clause of this SECTION 8.1), and such default shall continue unremedied for a period of thirty (30) days after the earlier of the date on which any Senior Officer of Lessee, Guarantor or such Sublessee, as applicable, shall have Actual Knowledge of such default and the date on which Lessee, Guarantor or such Sublessee, as applicable, receives written notice thereof from any Creditor;

             (f) Lessee, Guarantor or any Sublessee that is a Subsidiary of Guarantor shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, agent, custodian, liquidator or similar Person for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, agent, custodian, liquidator or similar Person for itself or a substantial portion of its property, assets or business, or action shall be taken by Lessee, Guarantor or any such Sublessee for the purpose of effectuating, authorizing or furthering any of the foregoing;

             (g) involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee, Guarantor or any Sublessee that is a Subsidiary of Guarantor under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of such Person or the appointment of a receiver, agent, custodian, liquidator or similar Person for Lessee, Guarantor or any such Sublessee or of a substantial part of its property, assets or business, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of its property, assets or business, and such proceedings or petition shall not be dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be;

             (h) Guarantor or any of its Significant Subsidiaries (including Lessee) (i) fails to pay the principal, or any principal installment, of any present or future indebtedness for borrowed money of $25,000,000 or more, or any guaranty of present or future indebtedness for borrowed money of $25,000,000 or more, on its part to be paid, when due (or within any stated grace period), whether at the stated maturity, upon acceleration, by reason of required prepayment or otherwise or (ii) fails to perform or observe any other term, covenant or agreement on its part to be performed or observed, or suffers any event to occur, in connection with any present or future indebtedness for borrowed money of $25,000,000 or more, or of any guaranty of present or future indebtedness for borrowed money of $25,000,000 or more, if as a result of such failure or sufferance any holder or holders thereof (or an agent or trustee on its or their behalf) has the right to declare such indebtedness due before the date on which it otherwise would become due;

             (i) (1) the Lien granted under this Lease or (2) any Operative Document or any payment provision thereof, shall (EXCEPT in accordance with its terms), in whole or in part terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee, Guarantor or Sublessee; or Lessee, Guarantor, any Sublessee or any of their respective Affiliates shall contest in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or the Lien securing Lessee's obligations under the Operative Documents shall, in whole or in part, cease to be a perfected first priority security interest with respect to all or any of the Collateral;

             (j) any Operative Document, at any time after its execution and delivery and for any reason OTHER THAN the agreement of the Certificate Purchasers or satisfaction in full of all the Obligations, ceases to be in full force and effect in any material respect or is declared by a court of competent jurisdiction to be null and void, invalid or unenforceable in any respect which, in the reasonable opinion of the Required

     Certificate Purchasers, is materially adverse to the interests of the Certificate Purchasers; or Lessee or Guarantor denies that it has any or further liability or obligation under any Operative Document, or purports to revoke, terminate or rescind the same;

             (k) any Pension Plan maintained by Lessee or Guarantor or any of its Significant Subsidiaries is determined to have a material "accumulated funding deficiency" as that term is defined in Section 302 of ERISA and the result is a Material Adverse Effect;

             (l) a final judgment against Guarantor or any of its Significant Subsidiaries (including Lessee) is entered for the payment of money in excess of $5,000,000 and, absent procurement of a stay of execution, such judgment remains unsatisfied for thirty (30) calendar days after the date of entry of judgment, or in any event, later than five (5) days prior to the date of any proposed sale thereunder; or any writ or warrant of attachment or execution or similar process is issued or levied against all or any material part of the property of any such Person and is not released, vacated or fully bonded within thirty (30) calendar days after its issue or levy;

             (m) the occurrence of a License Revocation with respect to a license issued by any Governmental Agency of (1) the States of New Jersey or Nevada or (2) any other State in which any part of the Equipment may be then located and used, that continues for five (5) calendar days;

             (n) any Sublease Event of Default under and as defined in any Sublease has occurred and is continuing;

             (o) any Event of Default under and as defined in the Guarantor Loan Agreement or in any Replacement Loan Agreement has occurred and is continuing; or

             (p) There shall have occurred a Change in Control.

         8.2 REMEDIES. If any Event of Default exists, Trustee, on behalf of the Certificate Purchasers, shall have the rights, options and remedies of a secured party under the UCC (regardless of whether the UCC or a law similar thereto has been enacted in a jurisdiction wherein the rights or remedies are asserted), and, without limiting the foregoing, Trustee, on behalf of the Certificate Purchasers, also may exercise in any commercially reasonable manner in any order one or more or all of the following remedies (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute): (a) terminate this Lease by notice in writing to Lessee, but Lessee shall remain liable as hereinafter provided; (b) declare the entire outstanding Lease Balance to be due and payable, together with accrued unpaid Accrual Rent, and any other amounts payable under the Operative Documents; (c) enforce the Lien given hereunder pursuant to the UCC or any other law; (d) enter upon the premises where any of the Collateral may be and take possession of all or any of such Collateral (PROVIDED that no Creditor shall be liable for any damages for removal of the Equipment from the premises at which the Equipment is located EXCEPT for any damages resulting from the gross negligence or willful misconduct of such Person); (e) proceed by appropriate court action or actions either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof; and (f) require Lessee to assemble and return possession of the Equipment as provided in ARTICLE XVI.

             Notwithstanding the foregoing,

                  (i) if any Event of Default described in SECTION 8.1(a) shall have occurred and be continuing, Certificate Purchasers holding Certificates representing more than 50% of the outstanding Lease Balance may, by notice to Lessee, declare the then outstanding Lease Balance to be due and payable together with all accrued Accrual Rent, any amounts payable pursuant to SECTION 7.7, and any other amounts accrued and payable under the Operative Documents; and

                  (ii) if any Event of Default described in SECTION 8.1(f) or
             8.1(g) shall have occurred and be continuing, then the entire outstanding Lease Balance and all accrued Accrual Rent and other amounts payable under the Operative Documents (including without limitation Supplemental Rent) shall automatically and immediately become due and payable, without presentment, demand, notice, declaration, protest or other requirements of any kind, all of which are hereby expressly waived.

         8.3 SALE OF COLLATERAL. In addition to the remedies set forth in
SECTION 8.2, if any Event of Default shall occur and be continuing, Trustee, on behalf of the Certificate Purchasers, may, but is not required to, sell the Collateral in any commercially reasonable manner in one or more sales. To the extent permitted by Applicable Law, any Creditor may purchase all or any part of the Collateral at such sale. Any notice required by law of intended disposition by Trustee shall be deemed reasonably and properly given if given at least ten
(10) days before either the time of any public sale or the time on or after which a private sale is to occur.

         8.4 APPLICATION OF PROCEEDS. The proceeds of such sale or exercise of other remedies shall be applied in the following order:

             (a) FIRST, to the payment of reasonable costs and expenses of each Certificate Purchaser, Administrative Agent and Trustee in exercising remedies, including expenses of foreclosure or suit, if any, and of any sale, and of all other proper fees, expenses, liabilities and advances (including reasonable attorneys' fees and expenses) of each Certificate Purchaser, Administrative Agent and Trustee and of all taxes, assessments or liens superior to the Lien of these presents, EXCEPT any taxes, assessments or superior Lien subject to which any sale of Collateral may have been made;

             (b) SECOND, to accrued unpaid Accrual Rent and other amounts, EXCEPT those specified in CLAUSE (c) below, which under the terms of this Lease have accrued but have not been paid;

             (c) THIRD, to Certificate Purchasers in accordance with SECTION
     10.1 to the extent of the aggregate outstanding Lease Balance, PLUS any amounts due pursuant to ARTICLE VII; and

             (d) FOURTH, to the payment of the surplus, if any, to whomsoever may be lawfully entitled to receive the same (including Lessee), or, if no other Person is lawfully entitled to such surplus, to Lessee.

         If there is a deficiency in any amounts due hereunder after Trustee has exercised remedies, Lessee will promptly pay the same to Trustee.

         8.5 RIGHT TO PERFORM OBLIGATIONS. If Lessee fails to perform any of its agreements contained herein, Trustee, on behalf of the Certificate Purchasers, may, during any period when any Event of Default exists, perform such agreement, and the fees and expenses incurred by Trustee in connection with such performance together with interest thereon shall be payable by Lessee upon demand. Interest on fees and expenses so incurred by Trustee shall accrue as provided in SECTION 4.6 from the date such expense is incurred until paid in full.

         8.6 POWER OF ATTORNEY. Lessee unconditionally and irrevocably appoints Trustee as its true and lawful attorney-in-fact, with full power of substitution, to the extent permitted by Applicable Law, in its name and stead and on its behalf, for the purpose of effectuating any sale, assignment, transfer or delivery hereunder, if an Event of Default shall have occurred and be continuing, whether pursuant to foreclosure or power of sale or otherwise, and in connection therewith to execute and deliver all such deeds, bills of sale, assignments, releases (including releases of this Lease on the records of any Governmental Agency) and other proper instruments as Trustee may reasonably consider necessary or appropriate. Lessee ratifies and confirms all that such attorney or any substitute shall lawfully do by virtue hereof. If requested by Trustee or any purchaser, Lessee shall ratify and confirm any such lawful sale, assignment, transfer or delivery by executing and delivering to Trustee or such purchaser, all deeds, bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

         8.7 REMEDIES CUMULATIVE; CONSENTS. To the extent permitted by, and subject to the mandatory requirements of, Applicable Law, each and every right, power and remedy herein specifically given to Trustee or any Certificate Purchaser or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Trustee or the Certificate Purchasers, and the exercise or the beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy. Trustee's or the Certificate Purchasers' consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Trustee's or the Certificate Purchasers' consent, in the future, to all similar requests. To the extent permitted by Applicable Law, Lessee hereby waives any rights now or hereafter conferred by statute or otherwise that may require Trustee or the Certificate Purchasers to sell, lease or otherwise use the Equipment or any part thereof in mitigation of Trustee's or the Certificate Purchasers' damages upon the occurrence and during the continuance of an Event of Default or that may otherwise limit or modify any of Trustee's or the Certificate Purchasers' rights or remedies under this
SECTION 8.

         8.8 RECONVEYANCE OF TITLE. Notwithstanding any provision of any Operative Document, upon receipt of Trustee and the Certificate Purchasers of payment in full of the Lease Balance, all Accrual Rent thereon and all accrued but unpaid Supplemental Rent due and payable by Lessee under the Operative Documents, whether prior to or after termination of this Lease, exercise of any remedies by Trustee or any Certificate Purchaser or otherwise (but before the Equipment has been disposed of pursuant to the exercise of remedies under
SECTION 8.2 or 8.3 and before any contract for the disposition of one or more items of Equipment has been entered into), Trustee shall transfer to Lessee or its designee title to all Equipment then held by Trustee, without recourse or warranty, as-is, where-is, but free of all Lessor Liens.

         8.9 PURCHASE AFTER EVENT OF DEFAULT. If an Event of Default (OTHER THAN an Event of Default described in SECTION 8.1(f) or 8.1(g)) shall have occurred and is continuing and Trustee, Administrative Agent or any Certificate Purchaser shall have given notice thereof to Lessee or Guarantor (with a copy to Trustee, in the case of a notice from Administrative Agent or a Certificate Purchaser), or Trustee shall have commenced its exercise of remedies pursuant to SECTION 8.2, then, if Lessee delivers, within five (5) Business Days of the date on which Trustee, Administrative Agent or any Certificate Purchaser shall have given such notice or Trustee shall have commenced such exercise of remedies, written notice to Trustee and Administrative Agent (on behalf of the Certificate Purchasers) of Lessee's intention to purchase all, but not less than all, of the Equipment then subject to this Lease, then Lessee may purchase all, but not less than all, of the Equipment then subject to this Lease for the sum of (i) all accrued unpaid Accrual Rent payable on or prior to such date, (ii) the Lease Balance and (iii) all other fees and expenses, indemnification payments, and other amounts then due and payable pursuant to this Lease and the other Operative Documents (including amounts payable pursuant to SECTION 7.7); PROVIDED, that such purchase is consummated no more than fifteen (15) Business Days after the date on which Trustee, Administrative Agent or any Certificate Purchaser shall have given such notice of Event of Default or Trustee shall have commenced such exercise of remedies. Upon the payment of such sums by Lessee in accordance with the provisions of the preceding sentence, the obligation of Lessee to pay Rent hereunder shall cease, the term of this Lease shall end on the date of such payment, and Trustee, on behalf of the Certificate Purchasers, shall execute and deliver to Lessee such documents as may be reasonably required to release the Equipment from the terms and scope of this Lease and the other Operative Documents and terminate all of Trustee's interest in warranties, representations and covenants of Vendors of the Equipment (PROVIDED, that any such release or termination shall be without representations or warranties,

EXCEPT that the Equipment is free and clear of Lessor Liens), in such form as may be reasonably requested by Lessee, all at Lessee's sole cost and expense.


                                   ARTICLE IX
                                      FEES

         9.1 COMMITMENT FEES. Lessee shall pay to Trustee, for the account of each Certificate Purchaser pro rata on the basis of such Certificate Purchaser's Commitment Amount, a commitment fee (a "COMMITMENT FEE"), for each day during the Commitment Period in an amount equal to (a) the Commitment Fee Rate on such day MULTIPLIED BY (b) the unused portion of the Aggregate Commitment Amount on such day divided by (c) 360. Such fee shall be due and payable on each date that Interim Rent is due.

         9.2 FACILITY FEES. On the Closing Date, Lessee shall pay to Administrative Agent, for the respective accounts of the Certificate Purchasers, facility fees in the respective amounts set forth in the "Pricing" section of the "Executive Summary" contained in the Confidential Memorandum dated June, 1998 circulated by the Lead Arranger and Guarantor to various potential certificate purchasers for this transaction. Such facility fees are for the credit facility committed by each Certificate Purchaser under this Lease and the other Operative Documents and are fully earned when paid. The facility fees paid to each Certificate Purchaser are solely for its own account and are non-refundable.

         9.3 AGENCY FEES. Lessee shall pay to Administrative Agent, from time to time as set forth in a letter agreement between Administrative Agent and Lessee, agency fees in such amounts as set forth therein. The agency fees paid to Administrative Agent are solely for its own account and are non-refundable.

         9.4 SUPPLEMENTAL FEES. If at any time, and from time to time, Guarantor is required to pay to the lenders party to the Guarantor Loan Agreement (or, if applicable, party to any Replacement Loan Agreement), a fee or other remuneration in connection with any amendment, modification or waiver of any financial covenant contained in such loan agreement, Lessee shall pay to Trustee, for the ratable benefit of the Certificate Purchasers, as Supplemental Rent an equivalent fee or equivalent other remuneration determined on substantially similar (if not the same) basis as used in calculating the fee or other remuneration to be paid to such lenders.

         9.5 COMPENSATION OF TRUSTEE. Lessee shall pay Trustee, from time to time, Trustee's reasonable fees, costs and expenses for the performance of Trustee's obligations hereunder in accordance with a letter agreement between Guarantor and Trustee dated as of July 14, 1998.

                                    ARTICLE X
                     DISTRIBUTIONS TO CERTIFICATE PURCHASERS

         All amounts of money received or realized by Trustee pursuant to this Lease which are to be distributed to any Certificate Purchaser (as distinguished from Lessee or any other Person) shall be distributed as follows:

         10.1 PRO RATA DISTRIBUTION. All distributions by Trustee of amounts payable to Certificate Purchasers pursuant to this Lease and the other Operative Documents (including amounts distributable pursuant to SECTION 8.4(c)) shall be made to the Certificate Purchasers pro rata in accordance with their respective Investment Percentages, without preference or priority of any Certificate Purchaser over another, and in case moneys are insufficient to pay in full the whole amount due, owing or unpaid to Certificate Purchasers, then application shall be made FIRST to any unpaid accrued interest pursuant to SECTION 4.6, SECOND to any unpaid Supplemental Rent, and THIRD to any other accrued unpaid Rent and the Lease Balance.

         10.2 TIMING OF DISTRIBUTIONS. The amounts payable by Trustee to Certificate Purchasers pursuant to this Lease will be payable upon Trustee's receipt of such amounts pursuant to this Lease as provided in SECTION 4.4, in immediately available funds.


                                   ARTICLE XI
                                LEASE TERMINATION

         11.1 LESSEE'S OPTIONS. Not later than 270 days prior to the last day of the Base Term or any Renewal Term then in effect, Lessee shall, subject to
SECTION 11.2, by delivery of written notice to Trustee and Administrative Agent (on behalf of the Certificate Purchasers) exercise one of the following options (PROVIDED that Lessee may not exercise the Renewal Option if such exercise would result in more than two Renewal Terms):

             (a) renew this Lease with respect to all, but not less than all, of the Equipment then subject hereto for an additional Renewal Term (the "RENEWAL OPTION") on the terms and conditions set forth herein;

             (b) purchase (or designate any other Person to so purchase) for cash for the Purchase Option Exercise Amount applicable thereto all, but not less than all, of the Equipment then subject to this Lease on the last day of the Base Term or any Renewal Term with respect to which such option is exercised (the "PURCHASE OPTION"); or

             (c) sell (on behalf of the Certificate Purchasers) for cash to a purchaser or purchasers not in any way affiliated with Lessee or Guarantor all, but not less than all, of the Equipment then subject to this Lease on the last day of the Base Term or of any Renewal Term then in effect with respect to which such option is exercised (the "SALE OPTION"). Simultaneously with a sale pursuant to the Sale Option, Lessee shall pay to

     Trustee, as Supplemental Rent for the benefit of the Certificate Purchasers, from the gross proceeds of the sale of the Equipment, without deductions or expense reimbursements (the "PROCEEDS"), the aggregate outstanding Lease Balance as of the Termination Date (as determined after any payment of Rent on such date). If the Proceeds exceed the aggregate outstanding Lease Balance, Lessee will retain the portion of the Proceeds in excess thereof. If the Proceeds are less than the aggregate outstanding Lease Balance, Lessee will pay or will cause to be paid to Trustee, as Supplemental Rent for the benefit of the Certificate Purchasers, on the Termination Date, in addition to the Proceeds, the Sale Recourse Amount, it being understood, however, that the amount payable pursuant to this SECTION 11.1(c) shall in no event be construed to limit any other obligation of Lessee under the Operative Documents, including, without limitation, pursuant to ARTICLE VII and SECTIONS 11.3, 11.4 and 11.5. The "SALE RECOURSE AMOUNT" shall be, at the option of the Required Certificate Purchasers, (x) the Applicable Percentage Amount or (y) the Recourse Deficiency Amount; PROVIDED, HOWEVER, that in no event shall the Sale Recourse Amount exceed the Lease Balance (after taking into account all payments of Capital Rent and Proceeds applied against the Lease Balance on the Termination Date). Trustee, on behalf of the Certificate Purchasers and at the direction of Required Certificate Purchasers, shall notify Lessee in writing not later than five (5) Business Days prior to the Termination Date whether the Sale Recourse Amount shall be determined pursuant to CLAUSE (x) or CLAUSE (y) of the preceding sentence EXCEPT that at the end of the Base Term the Sale Recourse Amount shall be equal to the Applicable Percentage Amount. The obligation of Lessee to pay the amounts determined pursuant to this SECTION 11.1(c) shall be a recourse obligation of Lessee and shall be payable on the Termination Date. All amounts paid to Trustee pursuant to this SECTION 11.1(c) shall be distributed in accordance with ARTICLE X.

         11.2 ELECTION OF OPTIONS. Lessee's election of the Purchase Option will be irrevocable at the time made, but if Lessee fails to make a timely election, Lessee will be deemed, in the case of the Base Term and each Renewal Term then in effect (OTHER THAN the last Renewal Term) to have irrevocably elected the Renewal Option and, in the case of the last Renewal Term, Lessee will be deemed to have irrevocably elected the Purchase Option. In addition, if there exists a Default or Event of Default at any time after the Sale Option is properly elected, Lessee will be deemed to have elected the Purchase Option, the Sale Option shall automatically be revoked, and Trustee shall be entitled to exercise all rights and remedies provided in ARTICLE VIII. Lessee may not elect the Sale Option if there exists on the date the election is made a Default or Event of Default.

         11.3 SALE OPTION PROCEDURES. If Lessee elects the Sale Option, Lessee shall use its best commercial efforts to obtain the highest all cash purchase price for the Equipment. All costs related to such sale and delivery, including the cost of sales agents, removal of the Equipment, delivery of documents and Equipment to any location designated by a buyer within the continental United States, certification, operation and testing of the Equipment in its final configuration in any location chosen by the buyer or prospective buyer, legal costs, costs of notices, any advertisement or other similar costs, or other information and of any parts, configurations, repairs or modifications desired by a buyer or prospective buyer shall be borne entirely by Lessee, without regard to whether such costs were incurred by Trustee, Lessee or any potentially qualified buyer, and shall in no event be paid from any of the Proceeds. None of Trustee, Administrative Agent or any Certificate Purchaser shall have any responsibility for procuring any purchaser. If, nevertheless, any Certificate Purchaser, Administrative Agent or Trustee, at the direction of the Required Certificate Purchasers, undertakes any sales efforts, Lessee shall promptly reimburse any such Certificate Purchaser, Administrative Agent and/or Trustee for any charges, costs and expenses incurred in such effort, including any allocated time charges, costs and expenses of internal counsel or other attorneys' fees. Upon a sale pursuant to the Sale Option, the Equipment shall be in the condition required by SECTION 5.3. Trustee, at the direction of the Required Certificate Purchasers, shall determine whether to accept the highest all cash offer for the Equipment, which determination shall be made by the Required Certificate Purchasers. Any purchaser or purchasers of the Equipment shall not in any way be affiliated with Lessee or Guarantor or have any understanding or arrangement with Lessee regarding the future use of the Equipment. On the Termination Date, so long as no Default or Event of Default exists: (a) Lessee shall transfer all of Lessee's right, title and interest in the Equipment, or cause the Equipment to be so transferred, to such purchaser or purchasers, if any, in accordance with all of the terms of this Lease; (b) subject to the simultaneous payment by Lessee of all amounts due under CLAUSE (c) of this sentence, Trustee shall, without recourse or warranty, EXCEPT as to the absence of Lessor Liens, transfer by quitclaim Trustee's right, title and interest in and to the Equipment (including the warranties, covenants and representations of Vendors of such Equipment) to such purchaser or purchasers; and (c) Lessee shall simultaneously pay to Trustee all of the amounts contemplated in SECTION 11.1(c).

         11.4 APPRAISAL. If Lessee exercises the Sale Option at the end of any Renewal Term, then Trustee (at the direction from any Certificate Purchaser) shall engage an appraiser of nationally recognized standing reasonably acceptable to the Required Certificate Purchasers, at Lessee's expense, to determine (by appraisal methods acceptable to the Required Certificate Purchasers in their sole discretion) the Appraised Value of the Equipment as of the first day of such Renewal Term.

         11.5 EARLY TERMINATION. If no Default or Event of Default shall exist, on any scheduled Payment Date after the commencement of the Base Term, Lessee may, at its option, upon at least fifteen (15) days' advance written notice to Trustee and Administrative Agent, purchase all, but not less than all, of the Equipment then subject to this Lease, for the sum of (a) all accrued unpaid Accrual Rent payable on or prior to such Payment Date, (b) the Lease Balance, and (c) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Documents.

         11.6 PROCEDURES FOR PURCHASE OPTION AND EARLY TERMINATION. If Lessee elects the Purchase Option or purchases the Equipment pursuant to SECTION 11.5, then, upon the payment by Lessee of all sums required by the provisions of
SECTION 11.1(b) or 11.5, as applicable, the obligation of Lessee to pay Rent hereunder with respect to the Equipment purchased shall cease, the term of this Lease with respect to the Equipment purchased shall end on the date of such payment, and Trustee, on behalf of the Certificate Purchasers, shall execute and deliver to Lessee such documents as may be reasonably required to release the purchased Equipment from the terms and scope of this Lease and the other Operative Documents and terminate all of Trustee's interest in the warranties, covenants and representations of Vendors of such Equipment (PROVIDED that any such release or termination shall be without representations or warranties, EXCEPT that the Equipment is free and clear of Lessor Liens), in such form as may be reasonably requested by Lessee, all at Lessee's sole cost and expense.


                                   ARTICLE XII
                         REPRESENTATIONS AND WARRANTIES

         12.1 REPRESENTATIONS AND WARRANTIES OF LESSEE. As of the date hereof and each Delivery Date, Lessee make the representations and warranties set forth in this SECTION 12.1 to each of the other parties hereto.

             (a) EXISTENCE AND QUALIFICATION; POWER; COMPLIANCE WITH LAWS. Lessee is a corporation duly formed, validly existing and in good standing under the Applicable Laws of Nevada. Lessee is duly qualified or registered to transact business and is in good standing in each other jurisdiction in which the conduct of its business or the ownership or leasing of its properties makes such qualification or registration necessary, EXCEPT where the failure so to qualify or register and to be in good standing would not constitute a Material Adverse Effect. Lessee has all requisite corporate power and authority to conduct its business, to own and lease its properties and to execute and deliver each Operative Document to which it is a party and to perform its Obligations. Lessee is in compliance with all Applicable Laws and other legal requirements applicable to its business, has obtained all authorizations, consents, approvals, orders, licenses and permits from, and has accomplished all filings, registrations and qualifications with, or obtained exemptions from any of the foregoing from, any Governmental Agency that are necessary for the transaction of its business, EXCEPT where the failure so to comply, file, register, qualify or obtain exemptions does not constitute a Material Adverse Effect.

             (b) AUTHORITY; COMPLIANCE WITH OTHER AGREEMENTS AND INSTRUMENTS AND GOVERNMENT REGULATIONS. The execution, delivery and performance by Lessee of the Operative Documents to which it is a party have been duly authorized by all necessary corporate action, and do not and will not:

                  (i) Require any consent or approval not heretofore obtained of any partner, director, stockholder, security holder or creditor of such Lessee;

                  (ii) Violate or conflict with any provision of Lessee's charter, articles of incorporation or bylaws, as applicable;

                  (iii) Result in or require the creation or imposition of any Lien upon or with respect to any property now owned or leased or hereafter acquired by Lessee;

                  (iv) Violate any Requirement of Law applicable to Lessee, subject to obtaining the authorizations from, or filings with, the Governmental Agencies described in SCHEDULE VII;

                  (v) Result in a breach by Lessee of or constitute a default by Lessee under, or cause or permit the acceleration of any obligation owed under, any indenture or loan or credit agreement or any other Contractual Obligation to which Lessee is a party or by which Lessee or any of its property is bound or affected where such breach, default or acceleration would (A) result in an obligation on behalf of Lessee to make payments in an aggregate amount which exceeds $25,000,000 or (B) otherwise result in a Material Adverse Effect;

     and Lessee is not in violation of, or default under, any Requirement of Law or Contractual Obligation, or any indenture, loan or credit agreement described in CLAUSE (v), in any respect that constitutes a Material Adverse Effect.

             (c) NO GOVERNMENTAL APPROVALS REQUIRED. EXCEPT as set forth in
     SCHEDULE VII or previously obtained or made, no authorization, consent, approval, order, license or permit from, or filing, registration or qualification with, any Governmental Agency is or will be required to authorize or permit under Applicable Laws the execution, delivery and performance by Lessee of the Operative Documents to which it is a party. All authorizations from, or filings with, any Governmental Agency described in SCHEDULE VII will be accomplished as of the Closing Date or such other date as is specified in SCHEDULE VII.

             (d) FINANCIAL STATEMENTS. Lessee has furnished to the Certificate Purchasers the audited consolidated financial statements of Guarantor and its Subsidiaries for the Fiscal Year ended January 31, 1998. The financial statements described above fairly present in all material respects the financial condition, results of operations and changes in financial position of Guarantor and its Subsidiaries as of such dates and for such periods, in conformity with Generally Accepted Accounting Principles, consistently applied.

             (e) NO OTHER LIABILITIES; NO MATERIAL ADVERSE EFFECT. As of the Closing Date, Lessee does not have any material liability or material contingent liability not reflected or disclosed in the financial statements described in SUBSECTION (d) above or on SCHEDULE VII, OTHER THAN liabilities and contingent liabilities arising in the ordinary course of business since the date of such financial statements. As of the Closing Date, no circumstance or event has occurred that constitutes a Material Adverse Effect since January 31, 1998.

             (f) INTANGIBLE ASSETS. Lessee owns, or possesses the right to use to the extent necessary in business, all material trademarks, trade names, copyrights, patents, patent rights, computer software, licenses and other intangible assets that are used in the conduct of its business as now operated, and no such intangible asset, to the best knowledge of Lessee, conflicts with the valid trademark, trade name, copyright, patent, patent right or intangible asset of any other Person to the extent that such conflict constitutes a Material Adverse Effect. To the best knowledge of Lessee, there are no patents, patent rights, trademarks, service marks, trade names, copyrights, licenses or other intellectual property rights with respect to the Equipment that are necessary for the operation of the Equipment.

             (g) PUBLIC UTILITY HOLDING COMPANY ACT. Lessee is not a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

             (h) LITIGATION. EXCEPT for (a) any matter fully covered as to subject matter and amount (subject to applicable deductibles and retentions) by insurance for which the insurance carrier has not asserted lack of subject matter coverage or reserved its right to do so, (b) any matter, or series of related matters, involving a claim against Lessee of less than $5,000,000, (c) matters of an administrative nature not involving a claim or charge against Lessee and (d) matters set forth in SCHEDULE VII, there are no actions, suits, proceedings or investigations pending as to Lessee has been served or has received notice or, to the best knowledge of Lessee, threatened against or affecting Lessee or any property of it before any Governmental Agency.

             (i) BINDING OBLIGATIONS. Each of the Operative Documents to which Lessee is a party will, when executed and delivered by Lessee, constitute the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with its terms, EXCEPT as enforcement may be limited by Debtor Relief Laws or Gaming Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion.

             (j) NO DEFAULT; CASUALTY. No event has occurred and is continuing that is a Default or Event of Default and no Casualty has occurred with respect to any item of Equipment to be delivered on each Delivery Date.

             (k) ERISA.

                  (a) With respect to each Pension Plan:

                       (1) such Pension Plan complies in all material respects
                  with ERISA and any other Applicable Laws to the extent that noncompliance could reasonably be expected to have a Material Adverse Effect;

                       (2) such Pension Plan has not incurred any "accumulated
                  funding deficiency" (as defined in Section 302 of ERISA) that could reasonably be expected to have a Material Adverse Effect;

                       (3) no "reportable event" (as defined in Section 4043 of
                  ERISA) has occurred that could reasonably be expected to have a Material Adverse Effect; and

                       (4) Lessee has not engaged in any non-exempt Prohibited
                  Transaction that could reasonably be expected to have a Material Adverse Effect.

                       (b) Lessee has not incurred nor does Lessee expect to
             incur any withdrawal liability to any Multiemployer Plan that could reasonably be expected to have a Material Adverse Effect.

                  (l) REGULATIONS T, U AND X; INVESTMENT COMPANY ACT. No part of the proceeds of any Funding hereunder will be used to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any margin stock in violation of Regulations T, U or X. Lessee is not required to be registered as an "investment company" under the Investment Company Act of 1940.

                  (m) DISCLOSURE. No written statement made by a Responsible Official of Lessee to any Creditor in connection with this Lease, or in connection with any Funding as of the date thereof contained any untrue statement of a material fact or omitted a material fact necessary to make the statement made not misleading in light of all the circumstances existing at the date the statement was made. Without in any way limiting the foregoing, the written information provided by Lessee and its Affiliates to the Appraiser and forming the basis for the conclusions set forth in each Appraisal, taken as a whole, was, as of the date furnished, true and correct in all material respects and did not omit any material information known and available to Lessee necessary to make the information provided not materially misleading.

                  (n) TAX LIABILITY. Lessee has filed all tax returns which are required to be filed, and paid, or made provision for the payment of, all Taxes with respect to the periods, property or transactions covered by said returns, or pursuant to any assessment received by Lessee, EXCEPT (a) such Taxes, if any, as are being contested pursuant to a Permitted Contest and as to which adequate reserves have been established and maintained and (b) immaterial Taxes and tax returns so long as no material item or portion of property of Lessee is in jeopardy of being seized, levied upon or forfeited.

                  (o) GAMING LAWS. Lessee is in compliance in all material respects with all Gaming Laws that are applicable to it and its business.

                  (p) PURCHASE CONTRACTS. Each Purchase Contract is assignable by Lessee (or an Affiliate thereof) in the manner provided by this Lease. The Purchase Contracts in effect as of the Closing Date are described on SCHEDULE V.

                  (q) TITLE; LIENS. Lessee has good and marketable title to each item of Equipment title to which will be transferred by Lessee to Trustee, for the benefit of the Certificate Purchasers, on each Delivery Date, free and clear of all Liens OTHER THAN Permitted Liens. Lessee has not granted, nor will it grant, any Lien on any item of Equipment, any other Collateral or this Lease, to any Person OTHER THAN Trustee or the Certificate Purchasers; and no Lien, OTHER THAN the Lien granted to Trustee and the Certificate Purchasers hereunder (and any Lien hereafter granted by Trustee and the Certificate Purchasers), has attached to any item of Equipment, any other Collateral or this Lease, or in any manner has affected adversely Trustee's and the Certificate Purchasers' rights and Liens herein EXCEPT as expressly permitted by the Operative Documents. Without limiting the generality of the foregoing, the retention of possession by Lessee of the Equipment to be sold and leased back following the transfer of title to the same to, and the leaseback of the same from, Trustee (for the benefit of the Certificate Purchasers), in each case, pursuant to this Lease, shall not be deemed fraudulent or void as against any present or future creditor of Lessee under the laws of the States where such Equipment will, at the time of such sale and leaseback, be located, nor would any subsequent bona fide purchaser from Lessee of such Equipment, in the event of any attempted subsequent sale thereof by Lessee, acquire any title to or rights therein superior to Trustee's title thereto and rights therein.

                  (r) PERFECTION OF SECURITY INTEREST. Upon the filing of appropriate UCC financing statements and precautionary fixture filings with the Governmental Agencies specified on SCHEDULE IV or in any other written notice provided by Lessee to Trustee and Administrative Agent in connection with any Delivery Date, the payment of any applicable fees and taxes relating to any of the foregoing, and the payment of the aggregate Purchase Price for the Equipment by Trustee, Trustee will have an enforceable, perfected first priority security interest of record in the Collateral.

                  (s) EQUIPMENT. The Purchase Price for each item of Equipment does not exceed the Appraised Value of such item of Equipment at the time of the sale to Trustee, for the benefit of the Certificate Purchasers, hereunder and the aggregate Purchase Price for all of the Equipment does not exceed the Appraised Value of all of the Equipment at the time of the sale to Trustee, for the benefit of the Certificate Purchasers, hereunder. Lessee has delivered (or will, on or prior to each applicable Delivery Date, deliver) true, correct and complete copies of invoices evidencing payment in full by Lessee to the Vendors of the Equipment transferred by Lessee.

                  (t) NO TRANSFER TAXES. No sales, use, excise, transfer or other tax, fee or imposition shall result from the sale, transfer or purchase of any item of Equipment or any Certificate pursuant to
         ARTICLE II, EXCEPT such taxes, fees or impositions that have been paid in full on or prior to the applicable Delivery Date.

                  (u) RIGHTS IN RESPECT OF THE EQUIPMENT. Lessee is not a party to any contract or agreement with respect to the sale by Lessee of any interest in the Equipment or any part thereof OTHER THAN as permitted pursuant to this Lease and the other Operative Documents.

                  (v) CHIEF EXECUTIVE OFFICE OF LESSEE. The principal place of business and chief executive office, as such terms are used in Section 9-103(3) of the UCC, of Lessee are each located at Lessee's address set forth in the introductory paragraph of this Lease.

                  (w) SUBJECTION TO GOVERNMENT REGULATION. No Creditor will (i) solely by reason of entering into the Operative Documents or consummating the transactions contemplated thereby, (x) become subject to ongoing regulation of its operations by any Governmental Agency (OTHER THAN upon exercise of remedies under this Lease or upon the expiration hereof if Lessee does not consummate the Purchase Option) or
         (y) be required to qualify to do business in any jurisdiction in which the Equipment is located; or (ii) become subject to ongoing regulation of its operations by any Governmental Agency upon exercise of remedies under this Lease or upon the expiration hereof due solely to ownership of the Equipment or the holding of any interest therein (EXCEPT for regulation the applicability of which depends or upon the existence of facts in addition to the ownership of the Equipment or the holding of any interest therein).

                  (x) SOLVENCY. The consummation by Lessee of the transactions contemplated by the Operative Documents does not render Lessee insolvent, nor was it made in contemplation of Lessee's insolvency; the value of the assets and properties of Lessee at fair valuation and at their then present fair salable value is and, after such transactions, will be greater than Lessee's total liabilities, including contingent liabilities, as they become due; and the property remaining in the hands of Lessee was not and will not be an unreasonably small amount of capital.

                  (y) PRIVATE OFFERING. Assuming the truth and accuracy of the representations and warranties of each Creditor set forth in the Operative Documents, Lessee has not offered any interest in this Lease, the Rent, the Certificates or the Equipment or any similar security for sale to, or solicited offers to buy any thereof from, or otherwise directly or indirectly approached or negotiated with respect thereto with, any prospective purchaser OTHER THAN the Creditors and not more than thirty (30) other institutional investors, each of which was offered such interest at a private sale for investment and each of which Lessee had reasonable grounds to believe, and did believe, as to the Creditors, after reasonable inquiry does believe, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of such an investment; and, assuming the truth and accuracy of the representations set forth in SECTIONS 12.2(e), 12.2(f) and 12.3(f), the issuance, sale and delivery of the Certificates and the interests in this Lease represented thereby under the circumstances contemplated by this Lease do not require the registration of such Certificates or interests under the Securities Act or the qualification of any of the Operative Documents under the Trust Indenture Act of 1939, as amended. No representation or warranty contained in this SECTION 12.1(y) shall include or cover any action or inaction of any Creditor or any Affiliate thereof whether or not purportedly on behalf of any Creditor or any of any Creditor's Affiliates.

                  (z) YEAR 2000. Any reprogramming and/or replacement required to permit the proper functioning, in and following the year 2000, of
         (i) Lessee's computer systems and (ii) equipment containing embedded microchips (INCLUDING systems and equipment supplied to Lessee by others or with which the systems of Lessee interface) and the testing of all such systems and equipment, as so reprogrammed or replaced, will be completed in all material respects by June 30, 1999. The aggregate cost to Lessee of such reprogramming, replacement and testing, and of the reasonably foreseeable consequences of year 2000 to Lessee resulting from reprogramming, errors and the failure of others' systems or equipment, cannot reasonably be expected to have a Material Adverse Effect. EXCEPT for such of the reprogramming and/or replacement referred to in the preceding sentence as may be necessary, Lessee's computer and management information systems are and, with ordinary course upgrading, replacement and maintenance, will continue for the term of this Lease to be, sufficient to permit Lessee to conduct its business without the occurrence of a Material Adverse Effect.

         12.2 REPRESENTATIONS AND WARRANTIES OF CERTIFICATE PURCHASERS. Each Certificate Purchaser represents and warrants, severally and only as to itself, to each of the other parties hereto as follows on and as of the date hereof and on each Delivery Date as follows:

                  (a) ORGANIZATION AND AUTHORITY. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has full power and authority to enter into and perform its obligations under the Operative Documents to which it is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection therewith.

                  (b) AUTHORIZATION; EXECUTION; ENFORCEABILITY. Each of the Operative Documents to which it is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by it in accordance with the terms thereof, and when executed and delivered in accordance with this Lease by each other party thereto, will constitute valid and binding obligations of such Certificate Purchaser, enforceable against such Certificate Purchaser in accordance with its terms, EXCEPT as such enforceability may be limited by Debtor Relief Laws and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (c) LESSOR LIENS. The Equipment being delivered on such Delivery Date and all of the other Collateral is free and clear of all Lessor Liens attributable to such Certificate Purchaser.

                  (d) ERISA. EITHER (i) it is not and will not be purchasing any of its interest in the Equipment or the Certificates with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or a "plan" (as defined in Section 4975(e)(1) of the Code) or (ii) the acquisition and holding of any Certificate will not result in a Prohibited Transaction, or (iii) it
         (A) is an insurance company, (B) is acquiring its Certificate with funds held in an insurance company general account (as defined in Section V(e) of the Prohibited Transaction Class Exemption 95-60) and
         (C) the acquisition and subsequent ownership of its Certificate will qualify for the exemption provided by Prohibited Transaction Class Exemption 95-60.

                  (e) INVESTMENT IN EQUIPMENT AND CERTIFICATES. It is acquiring its interest in the Equipment (as represented by the Certificates) for its own account for investment, and if in the future it should decide to dispose of its interest in the Equipment, it understands that it may do so only in compliance with the Securities Act and the rules and regulations of the SEC thereunder and any applicable state securities laws. Neither it nor anyone authorized to act on its behalf nor any of its Affiliates has, directly or indirectly, taken or will take any action which would subject the issuance or sale of any Certificate or any interest in the Equipment, the Collateral or this Lease to the registration requirements of Section 5 of the Securities Act or which has or would violate Section 5 of the Securities Act or any state securities laws. No representation or warranty contained in this
         SECTION 12.2(e) shall include or cover any action or inaction of

         Lessee or any Affiliate thereof whether or not purportedly on behalf of any Certificate Purchaser or any of their Affiliates. Subject to the foregoing and to the terms and conditions of the Operative Documents, and subject to the provisions of ARTICLE XIV hereof, it is understood among the parties that the disposition of each Certificate Purchaser's property shall be at all times within its control.

                  (f) ACCREDITED INVESTOR STATUS. It is an "accredited investor" within the meaning of Rule 501(a) of the Securities Act.

             12.3 REPRESENTATIONS AND WARRANTIES OF TRUSTEE. Trustee, in its individual capacity, hereby represents and warrants to the other parties as set forth in this SECTION 12.3.

                  (a) DUE ORGANIZATION, ETC. Trustee is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America; and has full power and authority to enter into and perform its obligations under the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it in its individual capacity and/or as Trustee, as applicable, on or before each Delivery Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party; and the Operative Documents to which Trustee is a party, and to which Trustee is to be a party, have been or will be duly executed and delivered by Trustee.

                  (b) AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Trustee of the Operative Documents to which it is or is to be a party in its individual capacity and/or as Trustee, as applicable, have been duly authorized by all necessary action on its part, and do not and will not: (i) contravene any applicable laws, rules, regulations, orders, injunctions or decrees of any Governmental Agency of the United States of America governing the banking and trust powers of the Trust Company or of the State of Utah where such contravention would be reasonably likely to materially and adversely affect the ability of Trustee, either in its individual capacity, as Trustee or both, to perform its obligations under any Operative Documents to which it is or will be a party; (ii) violate any provision of its charter or bylaws or of the Trust Agreement; (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement, or any other agreement or instrument to which Trustee, either in its individual capacity, as Trustee, or both, is a party or by which it or its properties may be bound or affected, which breaches or default would be reasonably likely to materially and adversely affect the ability of Trustee, either in its individual capacity, as Trustee, or both, to perform its obligations under any Operative Documents to which it is or will be a party; or (iv) require any authorizations, consents, approvals, licenses or formal exemptions from, or any filings, declarations or registrations with, any Governmental Agency of the United

         States of America governing the banking and trust powers of the Trust Company or of the State of Utah or any consent or approval of any non-governmental Person.

                  (c) ENFORCEABILITY, ETC. Each Operative Document to which Trustee, in its individual capacity, as Trustee, or both, is a party constitutes the legal, valid and binding obligation of Trustee, either in its individual capacity, as Trustee, or both, as applicable, enforceable against it in accordance with the terms thereof, EXCEPT as such enforceability may be limited by Debtor Relief Laws and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (d) LITIGATION. There is no action, proceeding or investigation pending or threatened which questions the validity of the Operative Documents to which Trustee, in its individual capacity, as Trustee, or both, is a party or any action taken or to be taken pursuant to the Operative Documents to which Trustee, in its individual capacity, as Trustee, or both, is a party.

                  (e) LESSOR LIENS. The Equipment and the other Collateral are free and clear of all Lessor Liens attributable to Trustee, in its individual capacity, as Trustee, or both.

                  (f) SECURITIES ACT. Neither Trustee, in its individual capacity, as Trustee, or both, nor anyone authorized to act on behalf of Trustee has, directly or indirectly, in violation of Section 5 of the Securities Act or any state securities laws, offered or sold any interest in the Certificates, any of the Equipment or this Lease, or any interest therein, or in any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned securities or leases, or solicited any offer to acquire any of the aforementioned securities or leases.

             12.4 REPRESENTATIONS AND WARRANTIES OF ADMINISTRATIVE AGENT. Administrative Agent, in its individual capacity, hereby represents and warrants to the other parties as set forth in this SECTION 12.4.

                  (a) DUE ORGANIZATION, ETC. Administrative Agent is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America; and has full power and authority to enter into and perform its obligations under the Operative Documents to which it is or is to be a party and each other agreement, instrument and document to be executed and delivered by it in its individual capacity and/or as Administrative Agent, as applicable, on or before each Delivery Date in connection with or as contemplated by each such Operative Document to which it is or is to be a party; and the Operative Documents to which Administrative Agent is a party, and to which

         Administrative Agent is to be a party, have been or will be duly executed and delivered by Administrative Agent.

                  (b) AUTHORIZATION; NO CONFLICT. The execution, delivery and performance by Administrative Agent of the Operative Documents to which it is or is to be a party in its individual capacity and/or as Administrative Agent, as applicable, have been duly authorized by all necessary action on its part, and do not and will not: (i) contravene any applicable laws, rules, regulations, orders, injunctions or decrees of any Governmental Agency where such contravention would be reasonably likely to materially and adversely affect the ability of Administrative Agent, either in its individual capacity, as Administrative Agent or both, to perform its obligations under any Operative Documents to which it is or will be a party; (ii) violate any provision of its charter or bylaws; (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement, or any other agreement or instrument to which Administrative Agent, either in its individual capacity, as Administrative Agent, or both, is a party or by which it or its properties may be bound or affected, which breaches or default would be reasonably likely to materially and adversely affect the ability of Administrative Agent, either in its individual capacity, as Administrative Agent, or both, to perform its obligations under any Operative Documents to which it is or will be a party; or (iv) require any authorizations, consents, approvals, licenses or formal exemptions from, or any filings, declarations or registrations with, any Governmental Agency or any consent or approval of any non-governmental Person.

                  (c) ENFORCEABILITY, ETC. Each Operative Document to which Administrative Agent, in its individual capacity, as Administrative Agent, or both, is a party constitutes the legal, valid and binding obligation of Administrative Agent, either in its individual capacity, as Administrative Agent, or both, as applicable, enforceable against it in accordance with the terms thereof, EXCEPT as such enforceability may be limited by Debtor Relief Laws and similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  (d) LITIGATION. There is no action, proceeding or investigation pending or threatened which questions the validity of the Operative Documents to which Administrative Agent, in its individual capacity, as Administrative Agent, or both, is a party or any action taken or to be taken pursuant to the Operative Documents to which Administrative Agent, in its individual capacity, as Administrative Agent, or both, is a party.

                  (e) LESSOR LIENS. The Equipment being delivered on such Delivery Date and all of the other Collateral is free and clear of all Lessor Liens attributable to Administrative Agent.

                                  ARTICLE XIII
                                    COVENANTS

         13.1 COVENANTS OF LESSEE. Lessee covenants with each of the other parties hereto as follows:

             (a) FURTHER ASSURANCES. At its own cost and expense, Lessee shall cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as any Creditor reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease and the other Operative Documents to which it is a party and the transactions contemplated thereby, and cause all financing statements (including precautionary financing statements), fixture filings and other documents, to be recorded or filed at such places and times in such manner, and take all such other actions or cause such actions to be taken, as may be necessary or as may be reasonably requested by any Creditor in order to establish, preserve, protect and perfect the title of Trustee, for the benefit of the Certificate Purchasers, to the Equipment and Trustee's rights under this Lease and the other Operative Documents and to perfect, preserve and protect the first and prior Lien in favor of the Certificate Purchasers on the Trust Estate.

             (b) CONSOLIDATION, MERGER. Lessee shall not merge or consolidate with any Person.

             (c) PAYMENT OF TAXES AND OTHER POTENTIAL LIENS. Lessee shall pay and discharge promptly all Taxes, assessments and governmental charges or levies imposed upon it or its property or any part thereof and upon its income or profits or any part thereof, EXCEPT that Lessee shall not be required to pay or cause to be paid (a) any Tax, assessment, charge or levy that is not yet past due, or is being contested pursuant to a Permitted Contest so long as Lessee has established and maintains adequate reserves for the payment of the same or (b) any immaterial Tax so long as no material property of Lessee is at impending risk of being seized, levied upon or forfeited.

             (d) PRESERVATION OF EXISTENCE. Lessee shall preserve and main tain its existence in the jurisdiction of its formation and all material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of its business EXCEPT where the failure to so preserve and maintain any such authorization would not constitute a Material Adverse Effect; and qualify and remain qualified to transact business in each jurisdiction in which such qualification is necessary in view of its business or the ownership or leasing of its properties EXCEPT where the failure to so qualify or remain qualified would not constitute a Material Adverse Effect.

             (e) MAINTENANCE OF PROPERTIES. Lessee shall maintain, preserve and protect all of its properties in good order and condition, subject to wear and tear in the ordinary course of business, and not permit any waste of its properties, EXCEPT that the failure to maintain, preserve and protect a particular item of depreciable property that is not part of the Collateral and is not of significant value, either intrinsically or to the operations of Lessee, shall not constitute a violation of this covenant.

             (f) COMPLIANCE WITH LAWS. Lessee shall comply, within the time period, if any, given for such compliance by the relevant Governmental Agency or Agencies with enforcement authority, with all Requirements of Law noncompliance with which constitutes a Material Adverse Effect, EXCEPT that Lessee need not comply with a Requirement of Law then being contested pursuant to a Permitted Contest.

             (g) INSPECTION RIGHTS. Upon reasonable notice, at any time during regular business hours and as often as reasonably requested (but not so as to materially interfere with the business of Lessee), Lessee shall permit any Creditor, or any authorized employee, agent or representative thereof, to examine, audit and make copies and abstracts from the records and books of account to visit and inspect the Equipment and properties upon which the Equipment is at any time located and to discuss the affairs, finances and accounts of Lessee with any of its officers, managers, key employees or accountants and, upon request, furnish promptly to any Creditor true copies of all financial information made available to the Board of Directors or audit committee of the Board of Directors of Lessee.

             (h) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. Lessee shall keep adequate records and books of account reflecting all financial transactions in conformity with Generally Accepted Accounting Principles, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Lessee.

             (i) COMPLIANCE WITH AGREEMENTS. Lessee shall promptly and fully comply with all Contractual Obligations under all material agreements, indentures, leases and/or instruments to which Lessee is a party, whether such material agreements, indentures, leases or instruments are with a Certificate Purchaser or another Person, EXCEPT for any such Contractual Obligations (i) the performance of which would cause a Default, (ii) then being contested by Lessee in good faith by appropriate proceedings or (iii) if the failure to comply with such agreements, indentures, leases or instruments does not constitute a Material Adverse Effect.

             (j) ERISA. Lessee shall (i) not permit any Pension Plan to (A) engage in any non-exempt Prohibited Transaction, (B) fail to comply with ERISA or any other Applicable Laws, (C) incur any material "accumulated funding deficiency" (as defined in Section 302 of ERISA), or (D) terminate in any manner, which, with respect to each event listed above, could reasonably be expected to result in a Material Adverse Effect, or (ii) withdraw, completely or partially, from any Multiemployer Plan if to do so could reasonably be expected to result in a Material Adverse Effect.

             (k) FINANCIAL AND OTHER INFORMATION. Lessee shall deliver to the Administrative Agent (for delivery by the Administrative Agent to each of the Creditors) the following financial and other information:

                  (i) Promptly and in any event within two (2) Business Days after a Senior Officer of Lessee obtains knowledge of the occurrence of any Default or Event of Default, telephonic notice specifying the nature and period of existence thereof, and no more than two (2) Business Days after such telephonic notice, a certificate of a Senior Officer of Lessee setting forth the details thereof and the action that Lessee is taking and proposes to take with respect thereto;

                  (ii) Promptly and in any event within five (5) Business Days after a Senior Officer of Lessee obtains knowledge of the commencement of any litigation, action or proceeding, in either case against or affecting Lessee or any of its properties, businesses, assets or revenue, which is reasonably likely to have a Material Adverse Affect (taking into account applicable insurance coverage therefor), notice thereof and an explanation thereof in reasonable detail; and

                  (iii) From time to time, such additional information regarding the financial position or business of Lessee as any Creditor may reasonably request.

             (l) SUBLEASE. Lessee shall not amend, modify, supplement or otherwise change the terms and provisions of any Sublease or terminate any Sublease as a result of an event of default under any Sublease without the prior written consent of Trustee, and the Required Certificate Purchasers.

             (m) PAYMENT OF OBLIGATIONS. Lessee (i) will pay and discharge at or before maturity, all of its material obligations and liabilities, including Tax liabilities, EXCEPT where the same may be contested pursuant to a Permitted Contest, and (ii) will maintain in accordance with Generally Accepted Accounting Principles, appropriate reserves for the accrual of any of the same.

             (n) USE OF FUNDS. None of the proceeds of any amounts advanced by Trustee to or for the benefit of Lessee in connection with the purchase (or reimbursement for the purchase) of Equipment will be used in violation of applicable law or regulation including Regulations T, U and X of the Board of Governors of the Federal Reserve System.

             (o) CHANGE OF NAME OR LOCATION. Lessee shall furnish to Trustee and Administrative Agent notice on or before the thirtieth (30th) day prior to
     (1) any relocation of its chief executive office or principal place of business to a location OTHER THAN in Clark County, Nevada, or (2) any change of its name.

             (p) ENVIRONMENTAL MATTERS. Lessee shall (i) use and operate the Equipment in compliance in all material respects with all Environmental Laws, keep all necessary permits, approvals, certificates, licenses and other authorizations relating to environmental matters in effect and remain in material compliance therewith, and handle all Hazardous Material in compliance with all applicable Environmental Laws and (ii) promptly notify Trustee and the Certificate Purchasers and provide copies upon receipt, of all material written claims, complaints, notices or inquiries relating to the condition or compliance of the Equipment in so far as they relate to Environmental Laws, and promptly cure in all material respects (and have dismissed with prejudice) to the satisfaction of the Required Certificate Purchasers any actions and proceedings relating to such compliance with Environmental Laws; PROVIDED, HOWEVER, that Lessee may contest by Permitted Contest any such actions or proceedings. In addition, if the estimated damages including costs of remediation are reasonably expected to exceed $500,000, Lessee shall, prior to the institution of any such Permitted Contest by Lessee, provide such additional security as Trustee or any Certificate Purchaser shall reasonably request. Lessee shall provide such information and certifications which Trustee or any Certificate Purchaser may reasonably request from time to time to evidence compliance with this
     SECTION 13.1(p).

             (q) SECURITIES. Lessee shall not, nor shall it permit anyone authorized to act on its behalf to, take any action which would subject the issuance or sale of the Certificates, any of the Equipment or the Lease, or any security or lease the offering of which, for purposes of the Securities Act or any state securities laws, would be deemed to be part of the same offering as the offering of the aforementioned items, to the registration requirements of Section 5 of the Securities Act or any state securities laws.

             (r) NO DISPOSITION OF THE EQUIPMENT. Lessee shall not sell, contract to sell, assign, lease, transfer, convey or otherwise dispose of, or permit to be sold, assigned, leased, transferred, conveyed or otherwise disposed of, all or any of the Equipment or any part thereof EXCEPT as permitted by the Operative Documents.

             (s) NO SUBSIDIARIES. Lessee shall not at any time have any Subsidiaries.

             (t) YEAR 2000. Lessee shall use reasonable efforts to ensure that any computer systems and/or software used in the operation of Lessee's business are modified or replaced to the extent necessary to prevent or avoid the occurrence of any Material Adverse Effect as a result of the commencement of the year 2000.

             (u) MANDALAY BAY EQUIPMENT COMPLETION. Lessee shall cause the Mandalay Bay Equipment Completion to occur not later than the earlier of
     (a) the date the aggregate Commitments are reduced to zero or (b) the last day of the Interim Period and, on such date, certify in writing to Trustee and Administrative Agent that the Mandalay Bay Equipment Completion has occurred.

         13.2 COVENANTS OF GUARANTOR. Without in any way limiting its obligations under the Guaranty and the provisions contained therein, Guarantor covenants with each of the Creditors as follows:

             (a) FINANCIAL AND OTHER INFORMATION. Guarantor shall deliver to the Administrative Agent (for prompt delivery by the Administrative Agent to each of the Creditors) the following financial information:

                  (i) As soon as practicable, and in any event within 60 days after the end of each Fiscal Quarter (OTHER THAN the fourth Fiscal Quarter in any Fiscal Year), (i) the consolidated balance sheet of Guarantor and its Subsidiaries as at the end of such Fiscal Quarter and the consolidated statement of operations for such Fiscal Quarter, and its statement of cash flows for the portion of the Fiscal Year ended with such Fiscal Quarter and (ii) the consolidating (in accordance with past consoli dating practices of Guarantor) balance sheets and statements of operations as at and for the portion of the Fiscal Year ended with such Fiscal Quarter, all in reasonable detail. Such financial statements shall be certified by a Senior Officer of Guarantor as fairly presenting the financial condition, results of operations and cash flows of Guarantor and its Subsidiaries in accordance with Generally Accepted Accounting Principles (OTHER THAN footnote disclosures), consistently applied, as at such date and for such periods, subject only to normal year-end accruals and audit adjustments;

                  (ii) As soon as practicable, and in any event within 60 days after the end of the fourth Fiscal Quarter in a Fiscal Year, a certificate of a Responsible Official of Guarantor setting forth the Total Debt Ratio as of the last day of such Fiscal Quarter, and providing reasonable detail as to the calculation thereof, which calculations shall be based on the preliminary unaudited financial statements of Guarantor and its Subsidiaries for such Fiscal Quarter;

                  (iii) As soon as practicable, and in any event within 100 days after the end of each Fiscal Year, (i) the consolidated balance sheet of Guarantor and its Subsidiaries as at the end of such Fiscal Year and the consolidated statements of operations, stockholders' equity and cash flows, in each case of Guarantor and its Subsidiaries for such Fiscal Year and (ii) consolidating (in accordance with past consolidating practices of Guarantor) balance sheets and statements of operations, in each case as at the end of and for the Fiscal Year, all in reasonable detail. Such financial statements shall be prepared in accordance with Generally Accepted Accounting Principles, consistently applied, and such consolidated balance sheet and consolidated statements shall be accompanied by a report of Arthur Andersen LLP or other independent public accountants of recognized standing selected by Guarantor and reasonably satisfactory to the Required Certificate Purchasers, which report shall be prepared in accordance with generally accepted auditing standards as at such date, and shall not be subject to any qualifications or exceptions as to the scope of the audit nor to any other qualification or exception determined by the Required Certificate Purchasers in their good faith business judgment to be adverse to the interests of the Required Certificate Purchasers. Such accountants' report and opinion shall be accompanied by a certificate stating that, in making the examination pursuant to generally accepted auditing standards necessary for the certification of such financial statements and such report, such accountants have obtained no knowledge of any Default or, if, in the opinion of such accountants, any such Default shall exist, stating the nature and status of such Default, and stating that such accountants have reviewed Guarantor's financial calculations as at the end of such Fiscal Year (which shall accompany such certificate) under SECTION 13.2(b), have read such Section (including the covenants and definitions incorporated therein) and that nothing has come to the attention of such accountants in the course of such examination that would cause them to believe that the same were not calculated by Guarantor in the manner prescribed by the Guarantor Loan Agreement or any Replacement Loan Agreement as incorporated therein;

                  (iv) As soon as practicable, and in any event within 100 days after the commencement of each Fiscal Year, a budget and projection by Fiscal Quarter for that Fiscal Year and by Fiscal Year for the next four succeeding Fiscal Years, INCLUDING for the first such Fiscal Year, projected quarterly consolidated balance sheets, statements of operations and statements of cash flow and, for the remaining four Fiscal Years, projected annual consolidated condensed balance sheets and statements of operations and cash flow, of Guarantor and its Subsidiaries, all in reasonable detail;

                  (v) Promptly after request by any Creditor, copies of any detailed audit reports, management letters or recommendations submitted to the Board of Directors (or the audit committee of the Board of Directors) of Guarantor by independent accountants in connection with the accounts or books of Guarantor or any of its Subsidiaries, or any audit of any of them;

                  (vi) As soon as practicable, and in any event (A) within 30 days after the end of the first three Fiscal Quarters in each Fiscal Year, and (B) 60 days after the end of the fourth Fiscal Quarter in each Fiscal Year, a written report, in form and detail mutually acceptable to Guarantor and Administrative Agent, with a narrative report describing the results of operations of Guarantor and its Subsidiaries during such Fiscal Quarter and detailing the status of development of each "New Venture Entity," including the amounts of "Capital Expenditures" and "Investments" made, and reasonably anticipated to be made, with respect thereto (in each case, as such terms are defined in the Guarantor Loan Agreement or any Replacement Loan Agreement);

                  (vii) Promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of Guarantor, and copies of all annual, regular, periodic and special reports and registration statements which Guarantor may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act, and not otherwise required to be delivered to the Certificate Purchasers pursuant to other provisions of this Section;

                  (viii) Promptly after the same are available, copies of the Nevada "Regulation 6.090 Report" and "6-A Report", and copies of any written communication to Guarantor or any of its Restricted Subsidiaries from any Gaming Board advising it of a violation of or non-compliance with any Gaming Law by Guarantor or any of its Restricted Subsidiaries;

                  (ix) Promptly after request by any Creditor, copies of any other report or other document that was filed by Guarantor or any of its Restricted Subsidiaries with any Governmental Agency;

                  (x) Promptly upon a Senior Officer becoming aware, and in any event within five (5) Business Days after becoming aware, of the occurrence of any (i) "reportable event" (as such term is defined in Section 4043 of ERISA) or (ii) Prohibited Transaction in connection with any Pension Plan or any trust created thereunder, telephonic notice specifying the nature thereof, and, no more than five (5) Business Days after such telephonic notice, written notice again specifying the nature thereof and specifying what action Guarantor or any of its Restricted Subsidiaries is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto;

                  (xi) As soon as practicable, and in any event within two (2) Business Days after a Senior Officer becomes aware of the existence of any condition or event which constitutes a Default, telephonic notice specifying the nature and period of existence thereof, and, no more than two (2) Business Days after such telephonic notice, written notice again specifying the nature and period of existence thereof and specifying what action Lessee is taking or proposes to take with respect thereto;

                  (xii) Promptly upon a Senior Officer becoming aware that (A) any Person has commenced a legal proceeding with respect to a claim against Guarantor or any of its Restricted Subsidiaries that is $10,000,000 or more in excess of the amount thereof that is fully covered by insurance, (B) any creditor or certificate purchaser under a credit agreement or material lease has asserted a default thereunder on the part of Guarantor or any of its Restricted Subsidiaries, (C) any Person has commenced a legal proceeding with respect to a claim against Guarantor or any of its Restricted Subsidiaries under a contract that is not a credit agreement or material lease, which claim is in excess of $10,000,000 or which otherwise may reasonably be expected to result in a Material Adverse Effect, (D) any labor union has notified Guarantor of its intent to strike Guarantor or any of its Restricted Subsidiaries on a date certain and such strike would involve more than 100 employees of Guarantor or any of its Restricted Subsidiaries, or
         (E) any Gaming Board has indicated its intent to consider or act upon a License Revocation or a fine or penalty of $1,000,000 or more with respect to Guarantor or any of its Restricted Subsidiaries, a written notice describing the pertinent facts relating thereto and what action Guarantor or any of its Restricted Subsidiaries are taking or propose to take with respect thereto;

                  (xiii) Promptly, and in any event within five (5) Business Days of the effective date thereof, copies of (A) any and all amendments, modifications and waivers pertaining in any manner to the Guarantor Loan Agreement (or if applicable, any Replacement Loan Agreement) and (B) any and all Replacement Loan Agreements and the material agreements, documents and instruments relating thereto.

                  (xiv) Such other data and information as from time to time may be reasonably requested by any Creditor through Trustee or Administrative Agent, as the case may be; and

                  (xv) A certificate addressed to the Creditors in a form acceptable to the Creditors with respect to its compliance with the Operative Documents to which it is a party concurrently with the financial statements described in CLAUSES (a)(i) and (a)(iii) above and setting forth Lessee's determination of the applicable Pricing Level (which determination shall be subject to verification by the Certificate Purchasers); PROVIDED that such certificate may attach and incorporate by reference any compliance certificate required under the Guarantor Loan Agreement or Replacement Loan Agreement (as applicable) with respect to compliance with SECTION 13.2(b).

             (b) FINANCIAL COVENANTS. Guarantor shall comply at all times with the financial covenants contained in SECTIONS 6.11 and 6.12 of the Guarantor Loan Agreement, as such covenants may from time to time be amended or waived by the lenders party thereto (OTHER THAN amendments or waivers that occur after the occurrence of a "Default" (as such term is used and defined in such Guarantor Loan Agreement), which amendments and waivers shall NOT be incorporated herein) or, if the Guarantor Loan Agreement is terminated and a Replacement Loan Agreement then exists, with such financial covenants as may from time to time exist under such Replacement Loan Agreement (EXCEPT to the extent such financial covenants are amended or waived after the occurrence of a "Default" (as such term is used and defined in such Replacement Loan Agreement), in which case such financial covenants as they existed immediately prior to such amendment or waiver shall be incorporated herein); PROVIDED that if the Guarantor Loan Agreement is terminated and no Replacement Loan Agreement then exists, then the financial covenants (including related definitions) in the Guarantor Loan Agreement or the Replacement Loan Agreement (whichever last existed) in the form that existed immediately prior to such termination (after giving effect to the two parenthetical provisions above) shall be deemed incorporated herein by this reference.

             (c) CONDUCT OF BUSINESS, MAINTENANCE OF EXISTENCE AND COMPLIANCE WITH LAWS.

                  (i) Guarantor will preserve, renew and keep in full force and effect, and will cause Lessee and each Restricted Subsidiary to preserve, renew and keep in full force and effect, their respective corporate existence and respective material authorizations, rights, franchises, privileges, consents, approvals, orders, licenses, permits, or registrations from any Governmental Agency that are necessary for the transaction of their respective business, EXCEPT where the failure to so preserve and maintain the existence of any Restricted Subsidiary and such authorizations would not constitute a Material Adverse Effect and EXCEPT that a merger permitted by SECTION 13.2(e) below shall not constitute a violation of this covenant.

                  (ii) Guarantor will comply, and will cause Lessee and each Restricted Subsidiary to comply, within the time period, if any, given for such compliance by the relevant Governmental Agency or Agencies with enforcement authority, with all Requirements of Law noncompliance with which constitutes (or would reasonably be likely to constitute) a Material Adverse Effect, EXCEPT that Guarantor and its Restricted Subsidiaries need not comply with a Requirement of Law then being contested by any of them in good faith pursuant to a Permitted Contest.

             (d) INSPECTION OF PROPERTY, BOOKS AND RECORDS. Guarantor will keep, and will cause Lessee and each Restricted Subsidiary to keep, adequate records and books of account reflecting all financial transactions in conformity with Generally Accepted Accounting Principles, consistently applied, and in material conformity with all applicable requirements of any Governmental Agency having regulatory jurisdiction over Guarantor, Lessee or any of the Restricted Subsidiaries. Upon reasonable notice, at any time during regular business hours and as often as requested (but not so as to materially interfere with the business of Guarantor, Lessee or any of the Restricted Subsidiaries), Guarantor shall permit, and will cause Lessee and each Restricted Subsidiary to permit, Trustee or any other Creditor, or any authorized employee, agent or representative thereof, to examine, audit, make copies and abstracts from the records and books of account of, and to inspect the properties of, Guarantor, Lessee and the Restricted Subsidiaries and to discuss the affairs, finances and accounts of Guarantor, Lessee and the Restricted Subsidiaries with any of their officers, key employees or accountants and, upon request, furnish promptly to Trustee or any other Creditor true copies of all financial information made available to the Board of Directors or audit committee of the Board of Directors of Guarantor.

             (e) CONSOLIDATION, MERGERS AND SALES OF ASSETS. Guarantor shall not merge or consolidate with or into any Person, or permit Lessee or any Restricted Subsidiary to merge or consolidate with or into any Person,
     EXCEPT:

                  (i) Mergers and consolidations of a Subsidiary of Guarantor (OTHER THAN Lessee, unless permitted pursuant to SECTION 13.1(b)) into Guarantor or a Restricted Subsidiary (with Guarantor or the Restricted Subsidiary as the surviving entity) or of Restricted Subsidiaries of Guarantor with each other, PROVIDED that Guarantor and each of its Subsidiaries has executed such amendments to the Operative Documents as Trustee, acting at the direction of the Required Certificate Purchasers, may reasonably determine are appropriate as a result of such merger or consolidation; and

                  (ii) A merger or consolidation of Guarantor or any Restricted Subsidiary with any other Person, PROVIDED that (A) either (1) Guarantor or the Restricted Subsidiary is the surviving entity, or (2) the surviving entity is a corporation organized under the laws of a State of the United States of America and, as of the date of such merger or consolidation, expressly assumes, by an instrument satisfactory in form and substance to the Required Certificate Purchasers, the Obligations of Guarantor or the Restricted Subsidiary (if any), as the case may be, (B) giving effect thereto on a pro-forma basis, no "Default" or "Event of Default" (as such terms are defined in the Guarantor Loan Agreement or any Replacement Loan Agreement, as applicable) exists or would result therefrom and (C) as a result thereof, no Change in Control has occurred. Guarantor shall not make any "Disposition" (as such term is defined in the Guarantor Loan Agreement or any Replacement Loan Agreement, as applicable) of its property, and shall not permit Lessee or any Restricted Subsidiary to make any Disposition of its property, whether now owned or hereafter acquired, EXCEPT as may be permitted by the terms of the Operative Documents or, in the case of Guarantor and its Restricted Subsidiaries (EXCLUDING Lessee), the Guarantor Loan Agreement or any Replacement Loan Agreement, as the case may be.

             (f) YEAR 2000. Guarantor shall use reasonable efforts to ensure that any computer systems and/or software used in the operation of Guarantor's or any of its Subsidiaries' businesses are modified or replaced to the extent necessary to prevent or avoid the occurrence of any Material Adverse Effect as a result of the commencement of the year 2000.

             (g) MANDALAY BAY COMPLETION DATE. Guarantor shall cause the Mandalay Bay Completion Date to occur not later than May 31, 1999.

         13.3 COVENANTS OF TRUSTEE. Trustee, in its individual capacity, covenants with each of the other parties hereto as follows, it being understood that the sole remedies for the breach of these covenants shall be to sue for damages or for specific performance and that any such breach shall not modify or terminate Lessee's obligations under this Lease or any other Operative Document:

             (a) So long as this Lease remains in effect or so long as the obligations of Lessee arising hereunder have not been fully and finally discharged, Trustee, whether in its individual capacity or as Trustee, will not create, incur, assume or suffer to exist any Liens attributed to Trustee, in its individual capacity and/or as Trustee, and shall indemnify, reimburse and hold each Certificate Purchaser and Lessee harmless from any and all claims, losses, damages, obligations, penalties, liabilities, demands, suits, or causes of action and all legal proceedings, and any costs or expenses in connection therewith, including reasonable legal fees and expenses, of whatever kind and nature, imposed on, incurred by or asserted against any Certificate Purchaser or Lessee in any way relating to, or arising in any manner out of, failure by Trustee in its individual capacity or as Trustee to comply with this SECTION 13.3(a);

             (b) Trustee shall apply funds held by it in its capacity as Trustee hereunder as required by this Lease and the Trust Agreement;

             (c) Trustee may resign or be removed by the Certificate Purchasers as Trustee, a successor Trustee may be appointed, and a corporation may become Trustee under the Trust Agreement, only in accordance with the provisions of Section 4.10 of the Trust Agreement. Notwithstanding anything to the contrary contained in this Lease or the Trust Agreement, so long as no Event of Default shall be continuing, the appointment of a successor Trustee shall be subject to the consent of Lessee (such consent not to be unreasonably withheld); and

             (d) Trustee on behalf of the Trust shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, OTHER THAN pursuant to or under the Operative Documents and, for the benefit of Lessee and the Certificate Purchasers, agrees to be bound by
     Section 4.2 of the Trust Agreement.

         13.4 COVENANTS OF CERTIFICATE PURCHASERS. Each Certificate Purchaser, severally and not jointly, covenants with each of the other parties hereto as follows, it being understood that the sole remedies for the breach of these covenants shall be to sue for damages or for specific performance and that any such breach shall not modify or terminate Lessee's obligations under SECTION 4.5:

             (a) PROVIDED that no Event of Default shall have occurred and be continuing, it will not, through its own actions, interfere with Lessee's (or any permitted sublessee's or assignee's) rights hereunder with respect to any Equipment during the term of this Lease; and

             (b) it will keep the Equipment, this Lease and all other Collateral free and clear from all Lessor Liens attributable to it, PROVIDED that it may contest any such Lessor Lien pursuant to a Permitted Contest.

         13.5 TRUST AGREEMENT. Without prejudice to any right under the Trust Agreement of Trustee to resign, or to Certificate Purchasers' right under the Trust Agreement to remove Trustee, each of the Certificate Purchasers and Trustee hereby agrees with Lessee, (a) not to terminate or revoke the trust created by the Trust Agreement EXCEPT as permitted by Article VI of the Trust Agreement prior to the later of the Termination Date or the payment in full of the obligations under this Lease, (b) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement prior to the Termination Date in such a manner as to materially and adversely affect the rights of any such party, and (c) to comply with all of the terms of the Trust Agreement applicable to it the nonperformance of which would adversely affect Lessee.


                                   ARTICLE XIV
              ASSIGNMENT BY CERTIFICATE PURCHASERS; PARTICIPATIONS

         14.1 ASSIGNMENTS.

             (a) All or any of the right, title or interest and obligations of any Certificate Purchaser in and to this Lease and the rights, benefits, advantages and obligations of any Certificate Purchaser hereunder, including the rights to receive payment of rental or any other payment hereunder, and the rights, titles and interests in and to the Equipment may be assigned or transferred by such Certificate Purchaser to an Eligible Assignee at any time by transfer of the Certificate representing such interest in accordance with the provisions of this ARTICLE XIV; PROVIDED, HOWEVER, that (i) such Eligible Assignee, if not then a Certificate Purchaser or an Affiliate of the assigning Certificate Purchaser having a combined capital and surplus in excess of $100,000,000, shall be approved by each of Trustee (which approval shall not be unreasonably withheld) and Lessee (which approval shall not be unreasonably withheld but will not be required if an Event of Default has occurred and remains continuing), (ii) such assignment shall be evidenced by an Assignment and Acceptance in substantially the form attached hereto as EXHIBIT A (each, an "ASSIGNMENT AND ACCEPTANCE"), (iii) EXCEPT in the case of an assignment to an Affiliate of the assigning Certificate Purchaser, to another Certificate Purchaser or of the entire remaining Commitment of the assigning Certificate Purchaser, the assignment shall not assign a Commitment

     Amount which is less than $2,500,000, (iv) the effective date of any such assignment shall be as specified in the Assignment and Acceptance, but not earlier than the date which is five (5) Business Days after the date Trustee has received the Assignment and Acceptance, and (v) such assignment shall comply with all applicable securities laws. Upon the effective date of such Assignment and Acceptance, the Eligible Assignee named therein shall be a Certificate Purchaser for all purposes of this Lease and the other Operative Documents, with the Commitment Amount therein set forth and, to the extent of such Commitment Amount, the assigning Certificate Purchaser shall be released from its further obligations under this Lease and the other Operative Documents. Trustee agrees that it shall execute and deliver (against delivery by the assigning Certificate Purchaser to Trustee of its Certificate) to such assignee Certificate Purchaser, a Certificate evidencing that assignee Certificate Purchaser's Commitment Amount, and to the assigning Certificate Purchaser, a Certificate evidencing the remaining Commitment Amount retained by the assigning Certificate Purchaser.

             (b) By executing and delivering an Assignment and Acceptance, the Eligible Assignee thereunder acknowledges and agrees that: (i) OTHER THAN the representation and warranty that it is the legal and beneficial owner of the Commitment Amount being assigned thereby free and clear of any adverse claim, the assigning Certificate Purchaser has made no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Lease or the execution, legality, validity, enforceability, genuineness or sufficiency of this Lease or any other Operative Document;
     (ii) the assigning Certificate Purchaser has made no representation or warranty and assumes no responsibility with respect to the financial condition of Lessee or Guarantor or any of its Subsidiaries for the performance by Lessee or Guarantor or any such Subsidiaries of the Obligations; (iii) it has received a copy of this Lease and the other Operative Documents, together with copies of the most recent financial statements pursuant to SECTIONS 13.1(k)(i) and 13.2(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;
     (iv) it will, independently and without reliance upon any other Creditor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Lease and the other Operative Documents; (v) it appoints and authorizes Trustee, on behalf of the Certificate Purchasers, to take such action and exercise such powers under this Lease and the other Operative Documents as are delegated to Trustee by this Lease and the other Operative Documents; (vi) it will perform in accordance with their terms all of the obligations which by the terms of this Lease and the other Operative Documents are required to be performed by it as a Certificate Purchaser; (vii) it represents to the other Creditors (A) as set forth in
     SECTION 12.2 with respect to such Certificate Purchaser and (B) that, and also covenants to such Persons that, it will not transfer its Certificate unless the proposed transferee makes the foregoing representations and covenants.

             (c) Trustee shall maintain a copy of each Assignment and Acceptance delivered to it. After receipt of a completed Assignment and Acceptance executed by any Certificate Purchaser and Eligible Assignee, and receipt of an assignment fee of $2,500 from such Eligible Assignee (PROVIDED that such fee shall be waived if such Eligible Assignee is an Affiliate of the assigning Certificate Purchase or an existing Certificate Purchaser), Trustee shall, promptly following the effective date thereof, provide to Lessee and the Certificate Purchasers a revised SCHEDULE I giving effect thereto.

             (d) If any Eligible Assignee is not incorporated under the laws of the United States or any state thereof, such assignee shall deliver to Lessee a properly completed and executed Internal Revenue Service Form 4224 or 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States certifying as to such assignee's compliance with SECTION 7.2(c).

             (e) Notwithstanding anything in this SECTION 14.1 to the contrary, any Certificate Purchaser may at any time pledge its Certificate or any other instrument evidencing its rights as a Certificate Purchaser under this Lease and the other Operative Documents to a Federal Reserve Bank, but no such pledge shall release that Certificate Purchaser from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Certificate Purchaser hereunder absent foreclosure of such pledge.

         14.2 PARTICIPATIONS. Any Certificate Purchaser may at any time sell to one or more commercial banks or other financial institutions (each of such commercial banks and other financial institutions being herein called a "PARTICIPANT") participating interests in all or a portion of its rights and obligations under this Lease, the other Operative Documents, the Equipment or its Certificate (including all or any portion of the Rent owing to it); PROVIDED, HOWEVER, that:

             (a) no participation contemplated in this SECTION 14.2 shall relieve such Certificate Purchaser from its obligations hereunder or under any other Operative Document;

             (b) such Certificate Purchaser shall remain solely responsible for the performance of its Commitment and other obligations;

             (c) Lessee shall continue to deal solely and directly with such Certificate Purchaser in connection with such Certificate Purchaser's rights and obligations under this Lease and the other Operative Documents and such

     Certificate Purchaser shall have the sole right to enforce its rights under the Operation Documents;

             (d) no Participant, unless such Participant is an Affiliate of such Certificate Purchaser, shall be entitled to require such Certificate Purchaser to take or refrain from taking any action hereunder or under any other Operative Document or have any direct or indirect voting or approval rights on any matter other than voting or approval rights relating to (A) an extension of the Termination Date, (B) a decrease in the Interest Rate or change to the definition thereof, (C) a release of all or any substantial portion of the Collateral from the Liens created under the Operative Documents in favor of Trustee and the Certificate Purchasers (EXCEPT in accordance with the Operating Documents), or (D) a reduction of the Lease Balance or any Supplement Balance or any amount of Rent due hereunder EXCEPT pursuant to SECTION 6.1;

             (e) the participation interest shall not restrict an increase in the Aggregate Commitment Amount or in the granting Certificate Purchaser's Commitment so long as the amount of the participation interest is not affected thereby; and

             (f) no Participant shall be entitled to any reimbursement for any Taxes, funding losses, additional costs, capital costs or reserve requirements pursuant to any of SECTIONS 7.5, 7.6 and 7.7 in excess of a proportionate amount which would have been payable to the initial Certificate Purchaser from whom such Person directly or indirectly acquired its participation.

         14.3 MISCELLANEOUS PROVISIONS REGARDING ASSIGNMENTS AND PARTICIPATIONS. Notwithstanding anything contained in this ARTICLE XIV to the contrary:

             (a) The rights of the Certificate Purchasers to make assignments of, and grant participations in, their respective Commitments shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws; and

             (b) Any Certificate Purchaser (a "GRANTING CERTIFICATE PURCHASER") may grant to a special purpose funding vehicle (an "SPC") of such Granting Certificate Purchaser, identified as such in writing from time-to-time by the Granting Certificate Purchaser to Trustee and Lessee, the option to provide to Trustee all or any part of the Funding that such Granting Certificate Purchaser would otherwise be obligated to make to Trustee pursuant to SECTION 2.2, PROVIDED that (i) nothing herein shall constitute a commitment to make any Funding by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such required Funding, the Granting Certificate Purchaser shall be obligated to make such Funding pursuant to the terms hereof.

     The making of any Funding by an SPC hereunder shall utilize the Commitment of the Granting Certificate Purchaser to the same extent, and as if, such Funding were made by the Granting Certificate Purchaser. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Lease (all liability for which shall remain with the related Granting Certificate Purchaser). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Lease and the other Operative Documents) that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join any other Person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof, PROVIDED that the Granting Certificate Purchaser for each SPC hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage and expense arising out of their inability to institute any such proceeding against its SPC. In addition, notwithstanding anything to the contrary contained in this ARTICLE XIV, any SPC may (A) with notice to, but without the prior consent of, Lessee or Trustee and without paying any processing fee therefor, assign all or any portion of its interests in any and all Rent payable to it, or in any other interest arising under this Lease or the other Operative Documents, to its Granting Certificate Purchaser or to any financial institutions providing liquidity and/or credit facilities to or for the account of such SPC to fund the amounts due from such SPC to Trustee or to support securities (if any) issued by such SPC to fund such amounts (but nothing contained herein shall be construed in derogation of the obligation of the Granting Certificate Purchaser to make fundings hereunder), PROVIDED that neither the consent of the SPC nor any such assignee shall be required for amendments or waivers of provisions of the Operative Documents EXCEPT for those amendments or waivers for which the consent of Participants is required under SECTION 14.2(d), and (B) disclose on a confidential basis, in the same manner as described in SECTION 18.7 any non-public information relating to its interests under this Lease and the other Operative Documents including to any rating agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to such SPC.


                                   ARTICLE XV
                    OWNERSHIP AND GRANT OF SECURITY INTEREST

         15.1 GRANT OF SECURITY INTEREST. Title to the Equipment shall remain in Trustee, for the benefit of the Certificate Purchasers, as security for the obligations of Lessee hereunder and under the other Operative Documents to which it is a party until Lessee has fulfilled all of its obligations hereunder and thereunder. Lessee hereby assigns, hypothecates, transfers and pledges to Trustee for the benefit of Certificate Purchasers, Administrative Agent and Trustee, and grants to Trustee a security interest for the benefit of Certificate Purchasers, Administrative Agent and Trustee in all of Lessee's right, title and interest in and to each item of Equipment and each Sublease covering any item of Equipment that may be entered into from time to time in accordance with the provisions of this Lease, and Lessee hereby grants to Trustee for the benefit of Certificate Purchasers, Administrative Agent and Trustee a continuing security interest in all of the other Collateral, to secure the payment of all sums due hereunder and under the other Operative Documents to which it is a party and the performance of all other obligations hereunder and under the other Operative Documents to which it is a party.

         15.2 RETENTION OF PROCEEDS. If Lessee would be entitled to any amount (including any Casualty Recoveries) or title to any item of Equipment hereunder but for the existence of any Default or Event of Default, Trustee shall hold such amount or Equipment as part of the Collateral and shall be entitled to apply such amounts against any amounts due hereunder; PROVIDED, that Trustee shall distribute such amount or transfer such Equipment, to the extent not theretofore applied, in accordance with the other terms of this Lease if and when no Default or Event of Default exists.


                                   ARTICLE XVI
                               RETURN OF EQUIPMENT

         Unless the Equipment is purchased by Lessee pursuant to SECTION 11.1(b) at the expiration of the Lease Term or is sold to third party purchasers pursuant to the Sale Option, Lessee shall forthwith deliver exclusive possession of the Equipment to Trustee, for the benefit of the Certificate Purchasers, at a location designated by Trustee, together with a copy of an inventory list of the Equipment then subject to this Lease, all then current plans, specifications and operating, maintenance and repair manuals, if any, relating to the Equipment that have been received or prepared by Lessee, appropriately protected and in the condition required by ARTICLE V (and in any event each item of Equipment shall be in condition to be placed in immediate revenue service and demonstrated then to be in condition to be operated in commercial operation at design capacity). If Trustee shall rightfully demand possession of any Equipment pursuant to this Lease or otherwise, Lessee, at its expense, shall promptly deliver possession of such Equipment to Trustee by delivering the Equipment, appropriately protected and in the condition required by ARTICLE V and this
ARTICLE XVI, to Trustee at such place or places as may be specified by Trustee. In addition, if Trustee has terminated this Lease pursuant to SECTION 8.2, Lessee shall, at the request of Trustee, for 180 days after delivery of the Equipment, maintain (or cause to be maintained) the Equipment in the condition required by ARTICLE V, store the Equipment on site without cost to Certificate Purchaser or any Certificate Purchaser and keep all of the Equipment insured in accordance with SECTION 6.2. This ARTICLE XVI shall survive termination of this Lease.

                                  ARTICLE XVII
                              ADMINISTRATIVE AGENT

         17.1 AUTHORIZATION AND ACTION. Each Certificate Purchaser hereby appoints and authorizes Administrative Agent to take such action as Administrative Agent on such Certificate Purchaser's behalf and to exercise such powers under this Lease and the other Operative Documents as are delegated to Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto (including any delegation by Trustee of any of its obligations under the Operative Documents in accordance with the provisions of such Operative Documents). This appointment and authorization is intended solely for the purpose of facilitating certain administrative and ministerial functions relating to this Lease (including (a) the determination of certain Interest Rate components and applicable Pricing Levels, and (b) the receipt and distribution of certain information, received by Administrative Agent for distribution to the Certificate Purchasers, Trustee or Lessee, as applicable (including Equipment delivery dates, subleases, substitutions and purchases, Guarantor financial information, Eurodollar Rate Investment matters and other information specified herein or in the other Operative Documents) and does not constitute the appointment of Administrative Agent as trustee for any Certificate Purchaser or as representative of any Certificate Purchaser for any other purpose. As to any matters not expressly provided for by this Lease or the other Operative Documents, Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Certificate Purchasers (EXCEPT actions requiring the consent of all Certificate Purchasers, in which case Administrative Agent shall act or refrain from acting upon instructions consented to by all Certificate Purchasers), and such instructions shall be binding upon all Certificate Purchasers; PROVIDED, HOWEVER, that Administrative Agent may rely upon the instructions of the Required Certificate Purchasers or all Certificate Purchasers, as the case may be, and shall not be required to take any action which exposes Administrative Agent to personal liability or which is contrary to this Lease or Applicable Laws. Administrative Agent agrees to give to each Certificate Purchaser prompt notice of each notice given to it by Lessee, Guarantor and Trustee pursuant to the terms of the Operative Documents.

         17.2 ADMINISTRATIVE AGENT'S RELIANCE, ETC. NEITHER ADMINISTRATIVE AGENT NOR ANY OF ITS AFFILIATES OR SUBSIDIARIES, NOR ANY OF THE DIRECTORS, OFFICERS, AGENTS OR EMPLOYEES OF ANY OF THEM, SHALL BE LIABLE FOR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY IT OR THEM UNDER OR IN CONNECTION WITH THIS LEASE OR THE OTHER OPERATIVE DOCUMENTS, EXCEPT FOR ITS OR THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, IT BEING THE INTENT THAT SUCH PERSONS SHALL NOT BE LIABLE FOR ANY SUCH ACTION OR INACTION THAT CONSTITUTES ORDINARY NEGLIGENCE. Without limiting the generality of the foregoing, Administrative Agent: (i) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Certificate Purchaser and shall not be responsible to any Certificate Purchaser for any statements, warranties or representations made in or in connection with this Lease or the other Operative Documents; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Lease or the other Operative Documents on the part of Lessee or Guarantor, or to inspect the property (including the books and records) of Lessee or Guarantor; (iv) shall not be responsible to any Certificate Purchaser for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Lease, the other Operative Documents or any other instrument or document furnished pursuant hereto or thereto; and (v) shall incur no liability under or in respect of this Lease or the other Operative Documents by acting upon any notice, consent, certificate or other instrument or writing in accordance with the terms hereof or thereof believed by it to be genuine and signed or sent by the proper party or parties.

         17.3 BANK OF AMERICA AND AFFILIATES. Bank of America and any of its Affiliates that are now or hereafter become Certificate Purchasers shall have the same rights and powers under this Lease, any Certificate and the other Operative Documents as any other Certificate Purchaser and may exercise the same as though Bank of America or such Affiliate were not Administrative Agent; and the terms "Certificate Purchaser" or "Certificate Purchasers" shall, unless otherwise expressly indicated, include Bank of America in its individual capacity or any such Affiliate, and Bank of America and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, Lessee, Guarantor and any Subsidiary or Affiliate thereof and any Person who may do business with or own securities of Lessee, Guarantor or any Subsidiary or Affiliate of Guarantor, all as if Bank of America were not Administrative Agent and without any duty to account therefor to the Certificate Purchasers.

         17.4 CERTIFICATE PURCHASER CREDIT DECISION. Each Certificate Purchaser agrees that it has, independently and without reliance upon Administrative Agent, any other Creditor or the directors, officers, agents, employees or attorneys of any other Creditor, and instead in reliance upon information supplied to it by or on behalf of Lessee and Guarantor and upon such other information as it has deemed appropriate, made its own independent credit analysis and decision to enter into this Lease. Each Certificate Purchaser also agrees that it shall, independently and without reliance upon any other Creditor or the directors, officers, agents, employees or attorneys of any other Creditor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own independent credit analyses and decisions with respect to this Lease or any of the other Operative Documents.

         17.5 INDEMNIFICATION. Each Certificate Purchaser shall, ratably according to the respective aggregate principal and stated amounts of the Certificates then held by such Certificate Purchaser, indemnify and hold Administrative Agent, Lead

Arranger and their respective directors, officers, agents, employees and attorneys harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (including, without limitation, attorneys' fees and disbursements and allocated costs of attorneys employed by Administrative Agent or Lead Arranger) that may be imposed on, incurred by or asserted against it or them in any way relating to or arising out of this Lease or any other Operative Document or any action taken or omitted by Administrative Agent or Lead Arranger under this Lease or any other Operative Document, EXCEPT such as result from their own gross negligence or willful misconduct. Without limitation of the foregoing, each Certificate Purchaser agrees to reimburse Administrative Agent and Lead Arranger promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by Administrative Agent or Lead Arranger in connection with the preparation, execution, delivery, administrative, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Lease or any other Operative Document to the extent that Administrative Agent or Lead Arranger, as the case may be, is not reimbursed for such expenses by Lessee. Nothing in this
SECTION 17.5 shall entitle Administrative Agent or Lead Arranger to recover any amount from the Certificate Purchasers if and to the extent that such amount has theretofore been recovered from Lessee, Guarantor or any of Guarantor's Subsidiaries, and Administrative Agent shall promptly refund to the Certificate Purchasers any amount for which it is indemnified for which it later receives duplicative reimbursement.

         17.6 SUCCESSOR ADMINISTRATIVE AGENT. Administrative Agent may resign at any time as Administrative Agent under this Lease by giving written notice thereof to the Certificate Purchasers, Trustee and Lessee and may be removed at any time with or without cause by the Required Certificate Purchasers. Upon any such resignation or removal, the Required Certificate Purchasers, subject to the consent of Lessee (which consent shall not be unreasonably withheld), shall have the right to appoint a successor Administrative Agent which shall be a commercial bank or trust company organized under the laws of the United States of America or any state thereof (or otherwise authorized by law to conduct a banking business in the United States or any State thereof) reasonably acceptable to Lessee. If no successor Administrative Agent shall have been so appointed by the Required Certificate Purchasers, and shall have accepted such appointment, or any successor Administrative Agent appointed shall not have accepted such appointment, in either case, within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Required Certificate Purchasers' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Certificate Purchasers, appoint a successor Administrative Agent, which shall be a Certificate Purchaser which is a commercial bank organized under the laws of the United States of America or of any State thereof. Upon the acceptance of any appointment as Administrative Agent under this Lease by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and shall function as Administrative Agent under this Lease, and the retiring Administrative Agent shall be discharged from its duties and obligations as Administrative Agent (OTHER THAN those which arise prior to such Administrative Agent's removal or resignation) under this Lease. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this ARTICLE XVII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Lease.


                                  ARTICLE XVIII
                                  MISCELLANEOUS

         18.1 CUMULATIVE REMEDIES; NO WAIVER. The rights, powers, privileges and remedies of the Creditors provided herein or in any Certificate or other Operative Document are cumulative and not exclusive of any right, power, privilege or remedy provided by Applicable Law or equity. No failure or delay on the part of any Creditor in exercising any right, power, privilege or remedy may be, or may be deemed to be, a waiver thereof; nor may any single or partial exercise of any right, power, privilege or remedy preclude any other or further exercise of the same or any other right, power, privilege or remedy. The terms and conditions of ARTICLE III hereof are inserted for the sole benefit of the Creditors; the same may be waived in whole or in part, with or without terms or conditions, in respect of any Funding on any proposed Delivery Date or otherwise without prejudicing the Creditors' rights to assert them in whole or in part in respect of any other Funding.

         18.2 COSTS, EXPENSES AND TAXES. Lessee shall pay within five (5) Business Days after demand, accompanied by an invoice therefor, the reasonable costs and expenses of Trustee, Administrative Agent and Lead Arranger in connection with the negotiation, preparation, syndication, execution and delivery of the Operative Documents and any amendment thereto or waiver thereof. Lessee shall also pay on demand, accompanied by an invoice therefor, the reasonable costs and expenses of the Creditors in connection with the refinancing, restructuring, reorganization (INCLUDING a bankruptcy reorganization) and enforcement or attempted enforcement of the Operative Documents, and any matter related thereto. The foregoing costs and expenses shall include filing fees, recording fees, title insurance fees, appraisal fees, search fees, and other out-of-pocket expenses and the reasonable fees and out-of-pocket expenses of any legal counsel (INCLUDING allocated costs of legal counsel employed by any Creditor), independent public accountants and other outside experts retained by any Creditors, whether or not such costs and expenses are incurred or suffered by the Creditors in connection with or during the course of any bankruptcy or insolvency proceedings of Lessee or Guarantor or any Subsidiary thereof. Such costs and expenses shall also include, in the case of any amend ment or waiver of any Operative Document requested by Lessee, the administrative costs of Certificate Purchaser reasonably attributable thereto. Any amount payable to the Creditors, or any one or more of them, under this Section shall bear interest from the second Business Day following the date of demand for payment at the Default Rate.

         18.3 NATURE OF CERTIFICATE PURCHASERS' OBLIGATIONS. The obligations of the Certificate Purchasers hereunder are several and not joint or joint and several. Nothing contained in this Lease or any other Operative Document and no action taken by the Creditors or any of them pursuant hereto or thereto may, or may be deemed to, make the Creditors a partnership, an association, a joint venture or other entity, either among themselves or with Lessee or any Affiliate of Lessee. Each Certificate Purchaser's obligation to advance its portion of any Funding to Trustee pursuant hereto is several and not joint or joint and several, and in the case of the initial Funding only is conditioned upon the performance by all other Certificate Purchasers of their obligations to advance their respective portions of the initial Funding to Trustee. A default by any Certificate Purchaser in advancing its portion of any Funding shall be subject to the provisions of SECTION 2.2(C).

         18.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties contained herein or in any other Operative Document, or in any certificate or other writing delivered by or on behalf of any one or more of the parties to any Operative Document, will survive the making of all Fundings hereunder and the execution and delivery of the Certificates, and have been or will be relied upon by the Creditors, not withstanding any investigation made by the Creditors on their behalf.

         18.5 NOTICES. EXCEPT as otherwise expressly provided in the Operative Documents, all notices, requests, demands, directions and other communications provided for hereunder or under any other Operative Document must be in writing and must be mailed, telegraphed, telecopied, or delivered to the appropriate party: (a) if to Trustee, Administrative Agent, Lessee or Guarantor, at the address set forth below the signature of such party on the signature pages hereof, or at such other addresses as may hereafter be furnished in accordance with this SECTION 18.5 by any such party to all other parties, (b) if to any Certificate Purchaser, at its address set forth in SCHEDULE II hereto or in the register maintained pursuant to SECTION 2.8 of the Trust Agreement, or (c) as to any party to any Operative Document, at any other address as may be designated by it in a written notice sent to all other parties to such Operative Document in accordance with this Section. EXCEPT as otherwise expressly provided in any Operative Document, if any notice, request, demand, direction or other communication required or permitted by any Operative Document is given by mail it will be effective on the earlier of receipt or the third (3rd) calendar day after deposit in the United States mail with first class or airmail postage prepaid; if given by telegraph or cable, when delivered to the telegraph company with charges prepaid; if given by telecopier, when sent; or if given by personal delivery, when delivered.

         18.6 EXECUTION OF OPERATIVE DOCUMENTS. Unless Trustee or Administrative Agent otherwise specifies with respect to any Operative Document, (a) this Lease and any other Operative Document may be executed in any number of counterparts and any party hereto or thereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Lease or any other Operative Document, as the case may be, when taken together will be deemed to be but one and the same instrument and (b) execution of any such counterpart may be evidenced by a telecopier transmission of the signature of such party. The execution of this Lease or any other Operative Document by any party hereto or thereto will not become effective until counterparts hereof or thereof, as the case may be, have been executed by all the parties hereto or thereto. This Lease has been executed in several numbered counterparts. Only the counterpart designated as counterpart "No. 1" shall evidence a monetary obligation of Lessee or shall be deemed to be an original or to be chattel paper for purposes of the Uniform Commercial Code, and such copy shall be held by Trustee.

         18.7 CONFIDENTIALITY. Each Creditor agrees to hold any confidential information that it may receive from Lessee or Guarantor pursuant to this Lease or other Operative Documents in confidence, EXCEPT for disclosure: (a) to Affiliates of that Creditor and to other Creditors; (b) to legal counsel and accountants for Lessee, Guarantor or any Creditor; (c) to other professional advisors to Lessee, Guarantor or any Creditor, PROVIDED that the recipient has accepted such information subject to a confidentiality agreement substantially similar to this SECTION 18.7 or such Creditor has notified such professional advisors of the confidentiality of such information; (d) to regulatory officials having jurisdiction over that Creditor; (e) to any Gaming Board having regulatory jurisdiction over Lessee or Guarantor or its Subsidiaries, PROVIDED that each Creditor agrees to use its best efforts to notify Lessee and Guarantor of any such disclosure unless prohibited by Applicable Laws; (f) as required by Applicable Law or legal process (PROVIDED that the relevant Creditor shall endeavor, to the extent it may do so under Applicable Law, to give Lessee and Guarantor reasonable prior notice thereof to allow Lessee and Guarantor to seek a protective order) or in connection with any legal pro ceeding to which that Creditor and Lessee or Guarantor are adverse parties; and (g) to another financial institution in connection with a disposition or proposed disposition to that financial institution of all or part of that Creditor's interests hereunder or a parti cipation interest in its Certificate, PROVIDED that the recipient has accepted such informa tion subject to a confidentiality agreement substantially similar to this Section. For purposes of the foregoing, "confidential information" shall mean any information respecting Lessee or Guarantor or its Subsidiaries reasonably considered by Lessee or Guarantor, as applicable, to be confidential, OTHER THAN (i) information previously filed with any Governmental Agency and available to the public, (ii) information previously published in any public medium from a source OTHER THAN, directly or indirectly, that Creditor, and (iii) information previously disclosed by Lessee or Guarantor to any Person not associated with Lessee or Guarantor without a confidentiality agreement or obligation substantially similar to this Section. Nothing in this Section shall be construed to create or give rise to any fiduciary duty on the part of any Creditor to Lessee.

         18.8 INTEGRATION. This Lease, together with the other Operative Documents to which Trustee, Lessee, Guarantor, Administrative Agent, the Certificate

Purchasers or any of them are party, and the letter agreements referred to in SECTIONS 2.1(m) and 9.2, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. In the event of any conflict between the provisions of this Lease and those of any other Operative Document, the provisions of this Lease shall control and govern; PROVIDED that the inclusion of supplemental rights or remedies in favor of any Creditor in any other Operative Document shall not be deemed a conflict with this Lease.

         18.9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LOCAL LAWS OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN CALIFORNIA.

         18.10 SEVERABILITY OF PROVISIONS. Any provision in any Operative Document that is held to be inoperative, unenforceable or invalid as to any party or in any jurisdiction shall, as to that party or jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions or the operation, enforceability or validity of that provision as to any other party or in any other jurisdiction, and to this end the provisions of all Operative Documents are declared to be severable.

         18.11 HEADINGS. Article and Section headings in this Lease and the other Operative Documents are included for convenience of reference only and are not part of this Lease or the other Operative Documents for any other purpose.

         18.12 TIME OF THE ESSENCE. Time is of the essence of the Operative Documents.

         18.13 GAMING BOARDS. The Creditors agree to cooperate with all Gaming Boards in connection with the administration of their regulatory jurisdiction over Lessee and Guarantor and its Subsidiaries, INCLUDING the provision of such documents or other information as may be requested by any such Gaming Board relating to Lessee or Guarantor or any of its Subsidiaries or to the Operative Documents.

         18.14 RELEASE OF LIEN. Each Certificate Purchaser hereby instructs Trustee to release the Lien created by this Lease against the Equipment at the expense of Lessee promptly upon Lessee's payment in full in immediately available funds of the Lease Balance and of all other amounts then due and owing under the Operative Documents. Each Creditor, at the expense of Lessee, will promptly and duly execute and deliver all documents and take such further action as may be necessary to release, in accordance with the preceding sentence, the Liens, including if requested by Lessee the recording or filing of any document evidencing the release of such Liens in accordance with the laws of the appropriate jurisdictions.

         18.15 BROKERS. None of the parties hereto has engaged or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker, finder, investment banker, agent or any other like capacity in connection with this Lease or the transactions contemplated hereby, EXCEPT that Lessee and Guarantor have engaged the Lead Arranger to act as such.

         18.16 MODIFICATION. No variation, modification, amendment or waiver of this Lease or any other Operative Document shall be valid unless in writing and signed by the parties thereto and, in the case of Trustee, with the consent of the Required Certificate Purchasers and by Lessee. No variation, modification, amendment or waiver of this Lease or any other Operative Document purporting to
(i) postpone, reduce or forgive, in whole or in part, any payment of Rent, Lease Balance, interest or other amount payable hereunder, or modify the definition (including the definition of any defined term used in any such definition), or method of calculation, of any payment of Rent, Lease Balance, interest or other amount payable hereunder, (ii) increase the Aggregate Commitment Amount, (iii) extend the Lease Term beyond the two (2) Renewal Terms specified herein, (iv) waive any of the conditions precedent to the effectiveness of this Lease or to any Funding, (v) release any Collateral granted hereunder (EXCEPT as expressly provided in this Lease), (vi) consent to any assignment by Guarantor or any release of Guarantor from its obligations under the Guaranty EXCEPT as expressly permitted by SECTION 13.2(e) hereof or SECTION 12 of the Guaranty, or (vii) modify this sentence or the definition of "Required Certificate Purchasers", shall be valid unless in writing and signed by Trustee with the consent of all Certificate Purchasers EXCEPT, in the case of clause (iv), to the extent expressly provided herein otherwise. No variation, modification amendment or waiver of any Certificate shall be valid unless in writing and signed by Trustee with the consent of the registered holder of such Certificate and no increase in the Commitment of any Certificate Purchaser shall be valid without the consent of such Certificate Purchaser.

         18.17 CONSIDERATION FOR CONSENTS TO WAIVERS AND AMENDMENTS. Lessee hereby agrees that it will not, and that it will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Certificate Purchaser in connection with, in exchange for, or as an inducement to, such Certificate Purchaser's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Operative Document unless such consideration or benefit is offered ratably to all Certificate Purchasers.

         18.18 SHARING OF SETOFFS. Each Certificate Purchaser severally agrees that if it, through the exercise of any right of setoff, banker's lien or counterclaim against Lessee or Guarantor, or otherwise, receives payment of the Obligations held by it that is ratably more than any other Certificate Purchaser, through any means, receives in payment of the Obligations held by that Certificate Purchaser, then, subject to Applicable Laws: (a) the Certificate Purchaser exercising the right of setoff, banker's lien or counterclaim or otherwise receiving such payment shall purchase, and shall be deemed to have simultaneously purchased, from the other Certificate Purchaser, a participation in the Obligations held by the other Certificate Purchaser and shall pay to the other Certificate Purchaser a purchase price in an amount so that the share of the Obligations held by each Certificate Purchaser after the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment shall be in the same proportion that existed prior to the exercise of the right of setoff, banker's lien or counterclaim or receipt of payment; and
(b) such other adjustments and purchases of participations shall be made from time to time and shall be equitable to ensure that all of the Certificate Purchasers share any payment obtained in respect of the Obligations ratably in accordance with each Certificate Purchaser's share of the Obligations immediately prior to, and without taking into account, the payment; PROVIDED that, if all or any portion of a disproportionate payment obtained as a result of the exercise of the right of setoff, banker's lien, counterclaim or otherwise is thereafter recovered from the purchasing Certificate Purchaser by Lessee, Guarantor or any Person claiming through or succeeding to the rights of Lessee or Guarantor, the purchase of a participation shall be rescinded and the purchase price thereof shall be restored to the extent of the recovery, but without interest. Each Certificate Purchaser that purchases a participation in the Obligations pursuant to this Section shall from and after the purchase have the right to give all notices, requests, demands, directions and other communications under this Lease with respect to the portion of the Obligations purchased to the same extent as though the purchasing Certificate Purchaser were the original owner of the Obligation purchased. Lessee and Guarantor expressly consent to the foregoing arrangements and agree that any Certificate Purchaser holding a participation in an Obligation so purchased may exercise any and all rights to setoff, banker's lien or counterclaim with respect to the participation as fully as if the Certificate Purchaser were the owner of the Obligation purchased.

         18.19 WAIVER OF RIGHT TO TRIAL BY JURY. EACH PARTY TO THIS LEASE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY OPERATIVE DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY OPERATIVE DOCUMENT, OR THE TRANS ACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HERETO HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS LEASE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         18.20 PURPORTED ORAL AMENDMENTS. EACH OF LESSEE AND GUARANTOR EXPRESSLY ACKNOWLEDGES THAT THIS LEASE AND THE

OTHER OPERATIVE DOCUMENTS MAY ONLY BE AMENDED OR MODIFIED, OR THE PROVISIONS HEREOF OR THEREOF WAIVED OR SUPPLEMENTED, BY AN INSTRUMENT IN WRITING THAT COMPLIES WITH SECTION 18.16. EACH OF LESSEE AND GUARANTOR AGREES THAT IT WILL NOT RELY ON ANY COURSE OF DEALING, COURSE OF PERFORMANCE, OR ORAL OR WRITTEN STATEMENTS BY ANY REPRESENTATIVE OF ANY OF THE CREDITORS THAT DOES NOT COMPLY WITH SECTION 18.16 TO EFFECT AN AMENDMENT, MODIFICATION, WAIVER OR SUPPLEMENT TO THIS LEASE OR THE OTHER OPERATIVE DOCUMENTS.

         18.21 LIMITATIONS. It is expressly understood and agreed by and among the parties hereto that, EXCEPT as otherwise provided herein or in the other Operative Documents: (a) this Lease and the other Operative Documents to which either Trustee or Administrative Agent is a party are executed by Trustee and/or Administrative Agent, not in their individual capacity (EXCEPT with respect to the representations and covenants of Trustee in SECTIONS 12.3 and 13.3 and of Administrative Agent in SECTION 12.4), but solely as Trustee or Administrative Agent, as the case may be, under the Operative Documents in the exercise of the power and authority conferred and vested in them as such Trustee and Administrative Agent; (b) each and all of the undertakings and agreements herein made on the part of Trustee and/or Administrative Agent are each and every one of them made and intended not as personal undertakings and agreements by Trustee or Administrative Agent, as applicable, or for the purpose or with the intention of binding Trustee or Administrative Agent, as the case may be, personally, but are made and intended for the purpose of binding only the Collateral unless expressly provided otherwise; (c) actions to be taken by Trustee or Administrative Agent, as applicable, pursuant to its respective obligations under the Operative Documents may, in certain circumstances, be taken by it only upon specific authority of the Certificate Purchasers or Required Certificate Purchasers, as applicable; (d) nothing contained in the Operative Documents shall be construed as creating any liability on Trustee or Administrative Agent, individually or personally, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director, employee or Trustee or Administrative Agent, of, Trustee or Administrative Agent, as the case may be, to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under them; and
(e) so far as Trustee and Administrative Agent, individually or personally, are concerned, the other parties hereto and any Person claiming by, through or under them shall look solely to the Collateral, Lessee and Guarantor (and any Sublessee, if appropriate) and any applicable Sublessee for the performance of any obligation under any of the instruments referred to herein; PROVIDED, HOWEVER, that nothing in this SECTION 18.21 shall be construed to limit in scope or substance the general corporate liability of Trustee or Administrative Agent in respect of its gross negligence or willful misconduct or those representations, warranties and covenants of Trustee or

Administrative Agent, as applicable, in its individual capacity set forth herein or in any of the other agreements contemplated hereby.

                   [REMINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the day and year first above written.

                                   CIRCUS CIRCUS LEASING, INC.,
                                   as Lessee


                                   By:     MICHAEL S. ENSIGN
                                      -----------------------------------
                                               Michael S. Ensign,
                                      President, Treasurer and Secretary


                                   Address:
                                   2880 Las Vegas Boulevard South
                                   Las Vegas, Nevada 89109

                                   Facsimile No.:   (702) 691-5840
                                   Attention:       Chief Financial Officer

                                   CIRCUS CIRCUS ENTERPRISES, INC.,
                                   as Guarantor


                                   By:    GLENN SCHAEFFER
                                      -----------------------------------
                                   Name:   Glenn W. Schaeffer
                                   Title:  President, CFO, Treasurer


                                   Address:
                                   2880 Las Vegas Boulevard South
                                   Las Vegas, Nevada 89109

                                   Facsimile No.: (702) 691-5840
                                   Attention:   Chief Financial Officer

                                   FIRST SECURITY BANK, NATIONAL
                                       ASSOCIATION,
                                   not in its individual capacity except as expressly set forth herein, but solely as Trustee


                                   By:            NANCY M. DAHL
                                      -----------------------------------
                                                  Nancy M. Dahl
                                                  Vice President


                                   Address:
                                   79 South Main Street, Third Floor
                                   Salt Lake City, Utah 84111

                                   Facsimile No.:   (801) 246-5053
                                   Attention: Corporate Trust Services

                                   BANK OF AMERICA NATIONAL TRUST
                                   AND SAVINGS ASSOCIATION,
                                   as Administrative Agent and Lead Arranger


                                   By:       ALBERT Z. NORONA
                                      -----------------------------------
                                             Albert Z. Norona
                                              Vice President


                                   Address:

                                   Bank of America National Trust and
                                     Savings Association
                                   555 California Street
                                   San Francisco, California 94104


                                   Facsimile No.:  (415) 765-7373
                                   Telephone No.:  (415) 765-1838

                                   Attention:      Christine Lee
                                                   Vice President

                                   BA LEASING & CAPITAL CORPORATION,
                                   as a Certificate Purchaser


                                   By:     SONIA T. DELEN
                                      -----------------------------------
                                   Name:  Sonia T. Delen
                                   Title: Vice President

                                   PNC LEASING CORP,
                                   as Syndication Agent and a Certificate
                                   Purchaser


                                   By:     DAVID J. KEENER
                                      -----------------------------------
                                   Name:   David J. Keener
                                   Title:  Vice President

                                   SOCIETE GENERALE FINANCIAL
                                     CORPORATION,
                                   as Documentation Agent and a
                                   Certificate Purchaser


                                   By:    RW CRANNELL, JR.
                                      -----------------------------------
                                   Name:  Richard W. Crannell, Jr.
                                   Title: Vice President

                                   THE BANK OF NOVA SCOTIA,
                                   as Managing Agent and a Certificate Purchaser


                                   By:     ALAN W. PENDERGAST
                                      -----------------------------------
                                   Name:  Alan W. Pendergast
                                   Title: Relationship Manager

                                   BANK OF SCOTLAND,
                                   as a Certificate Purchaser


                                   By:    JANET TAFFE
                                      -----------------------------------
                                   Name:  Janet Taffe
                                   Title: Asst. Vice President

                                   FLEET BANK N.A.,
                                   as a Certificate Purchaser


                                   By:     JOHN T. HARRISON
                                      -----------------------------------
                                   Name:  John T. Harrison
                                   Title: Senior Vice President

                                   KEYBANK NATIONAL ASSOCIATION,
                                   as a Certificate Purchaser


                                   By:     MARY K. YOUNG
                                      -----------------------------------
                                   Name:  Mary K. Young
                                   Title: Assistant Vice President

                                   CREDIT LYONNAIS LOS ANGELES BRANCH,
                                   as a Certificate Purchaser


                                   By:     DIANNE M. SCOTT
                                      -----------------------------------
                                   Name:   Dianne M. Scott
                                   Title:  First Vice President and Manager


                                   By:
                                      -----------------------------------
                                   Name:
                                   Title:

                                   MICHIGAN NATIONAL BANK,
                                   as a Certificate Purchaser


                                   By:     JOHN M. BEBB
                                      -----------------------------------
                                   Name:  John M. Bebb
                                   Title: Relationship Manager

                                   COMMERZBANK AKTIENGESELLSCHAFT,
                                   LOS ANGELES BRANCH,
                                   as a Certificate Purchaser


                                   By:    CHRISTIAN JAGENBERG
                                      -----------------------------------
                                   Name:  Christian Jagenberg
                                   Title: SVP and Manager


                                   By:    WERNER SCHMIDBAUER
                                      -----------------------------------
                                   Name:  Werner Schmidbauer
                                   Title: Vice President